Exhibit 99.3
Appendix to Quarterly Financial Supplement
Property and Joint Venture Detail
For the six-months ended
June 30, 2007
Investor Relations Department
3300 Enterprise Parkway • Beachwood, Ohio 44122
(216) 755-5500 • (216) 755-1500 (fax)
www.ddr.com

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
TABLE OF CONTENTS

Section	Tab

Property Listing	1.0

Joint Venture Partnership Summaries	2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
Alabama
1	BIRMINGHAM, AL (BROOK)	BROOK HIGHLAND PLAZA 5291 HWY 280 SOUTH	Birmingham	1994/2003	1994	100.00%	425,095	552,012	4,507,825	DICK’S SPORTING GOODS(2017), GOODY’S(2009), STEIN MART(2011), OFFICE MAX(2011), MICHAEL’S(2009), HOMEGOODS(2016), BOOKS-A-MILLION(2010), ROSS DRESS FOR LESS(2014), LOWES HOME CENTERS(NOT OWNED)
2	BIRMINGHAM, AL (EASTWOOD)	EASTWOOD FESTIVAL CENTER 7001 CRESTWOOD BLVD	Birmingham	1989/1999	1995	100.00%	300,280	454,110	1,373,457	OFFICE DEPOT(2007), DOLLAR TREE(2009), BURLINGTON COAT FACTORY(2008), WESTERN SUPERMARKETS(NOT OWNED), HOME DEPOT(NOT OWNED)
3	BIRMINGHAM, AL(RIVER RIDGE)	RIVER RIDGE (TIAA) US HIGHWAY 280	Birmingham	2001	2007	15.00%	172,304	349,804	2,758,655	STAPLES(2016), LINENS ‘N THINGS(2012), BEST BUY(2017), SUPER TARGET(NOT OWNED)
4	BIRMINGHAM, AL(RIVERCHASE)	RIVERCHASE PROMENADE(I) MONTGOMERY HIGHWAY	Birmingham	1989	2006	14.50%	120,108	228,416	1,859,084	MARSHALLS(2008), TOY’S R US(NOT OWNED), GOODY’S(NOT OWNED)
5	CULLMAN, AL	LOWE’S HOME IMPROVEMENT 1717 CHEROKEE AVE SW	Cullman	1998	2007	100.00%	101,287	101,287	682,500	LOWE’S(2015)
6	DOTHAN, AL(CIRCUIT CITY)	CIRCUIT CITY — DOTHAN 2821 MONTGOMERY HWY	Dothan	2004	2007	100.00%	33,906	33,906	567,926	CIRCUIT CITY(2020)
7	DOTHAN, AL(SHOPS)	SHOPS ON THE CIRCLE 3500 ROSS CLARK CIRCLE	Dothan	2000	2007	100.00%	149,085	149,085	1,646,363	OLD NAVY(2010), T.J. MAXX(2010), OFFICE MAX(2016)
8	FLORENCE, AL	COX CREEK SHOPPING CENTER 374-398 COX CREEK PARKWAY	Florence	2001	2007	15.00%	173,989	304,870	1,831,420	BEST BUY(2017), MICHAEL’S(2011), DICK’S SPORTING GOODS(2017), LINENS ‘N THINGS(2011), TARGET(NOT OWNED)
9	GADSDEN, AL	EAST SIDE PLAZA 3010-3036 E. MEIGHAN BOULEVARD	Gadsden	1979/2004	2003	100.00%	85,196	130,899	271,508	FRED’S(2009), FOOD WORLD(NOT OWNED)
10	HUNTSVILLE, AL(WEST)	WESTSIDE CENTRE (TIAA) 6275 UNIVERSITY DR	Huntsville	2002	2007	15.00%	475,307	526,307	5,183,671	BABIES R US(2012), MARSHALLS(2011), BED BATH & BEYOND(2012), MICHAEL’S(2011), GOODY’S(2016), DICK’S SPORTING GOODS(2017), STEIN MART(2011), ROSS DRESS FOR LESS(2013), COMPUSA(2016), TARGET(NOT OWNED)
11	OPELIKA, AL	PEPPERELL CORNERS 2300-2600 PEPPERELL PARKWAY	Opelika	1995	2003	100.00%	306,224	306,224	1,506,797	LOWE’S(2012), GOODY’S(2010), STEVE & BARRY’S(2014)
12	SCOTTSBORO, AL	SCOTTSBORO MARKETPLACE 24833 JOHN P REID PARKWAY	Scottsboro	1999	2003	100.00%	40,560	223,750	455,004	GOODY’S(2011), WAL-MART(NOT OWNED)
13	TUSCALOOSA, AL	MCFARLAND PLAZA (TIAA) 2600 MCFARLAND BLD E	Tuscaloosa	1999	2007	15.00%	229,323	229,323	1,653,390	STEIN MART(2009), OLD NAVY(2011), CIRCUIT CITY(2020), OFFICE MAX(2015), TOYS R US(2011)

Arizona
14	AHWATUKEE, AZ	FOOTHILLS TOWNE CTR (II) 4711 EAST RAY ROAD	Phoenix	1996/1997/1999	1998	50.00%	647,883	686,414	10,386,497	JO-ANN STORES(2010), BEST BUY(2014), BASSETT FURNITURE(2010), AMC THEATRE(2021), ASHLEY FURNITURE HOMESTORE(2011), BARNES & NOBLE(2012), STEIN MART(2011), BABIES R US(2012), ROSS DRESS FOR LESS(2012), OFFICE MAX(2012)
15	CHANDLER, AZ	MERVYN’S PLAZA 2992 NORTH ALMA SCHOOL ROAD	Phoenix	1985	2005	50.00%	74,862	74,862	673,200	MERVYN’S(2020)
16	MESA, AZ(SUPERS)	SUPERSTITION SPRINGS CENTER 6505 E SOUTHERN AVENUE	Phoenix	1990	2005	50.00%	86,858	86,858	1,151,580	MERVYN’S(2020)
17	PHOENIX, AZ (PEORIA)	ARROWHEAD CROSSING 7553 WEST BELL ROAD	Phoenix	1995	1996	50.00%	346,428	416,606	4,541,431	STAPLES(2009), COMPUSA(2013), MAC FRUGAL’S(2010), BARNES & NOBLE(2011), T.J. MAXX(2011), CIRCUIT CITY(2016), DSW SHOE WAREHOUSE(2017), BASSETT FURNITURE(2009), LINENS ‘N THINGS(2011), FRY’S(NOT OWNED)
18	PHOENIX, AZ (SPE)	PHOENIX SPECTRUM MALL 1703 W. BETHANY HOME RD	Phoenix	1961	2004	20.00%	469,337	923,968	6,222,140	COSTCO WHOLESALE(2020), ROSS DRESS FOR LESS(2013), PETSMART(2019), HARKINS THEATRE(2022), WALMART(NOT OWNED), DILLARD’S(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
19	PHOENIX, AZ(DEER VALLEY)	DEER VALLEY TOWNE CENTER 2805 WEST AQUA FRIA FREEWAY	Phoenix	1996	1999	100.00%	194,009	459,939	3,115,453	ROSS DRESS FOR LESS(2009), OFFICE MAX(2013), PETSMART(2014), MICHAEL’S(2009), AMC THEATRES(NOT OWNED), TARGET(NOT OWNED)
20	PHOENIX, AZ(DV)	DEER VALLEY 4255 W. THUNDERBIRD ROAD	Phoenix	1979	2005	50.00%	81,009	81,009	819,060	MERVYN’S(2020)
21	PHOENIX, AZ(PARADISE)	PARADISE VILLAGE GATEWAY TATUM & SHEA BLVDS.	Phoenix	1997/2004	2003	67.00%	223,658	295,317	4,459,606	BED BATH & BEYOND(2011), ROSS DRESS FOR LESS(2012), PETSMART(2015), STAPLES(2010), ALBERTSONS-OSCO DRUG(NOT OWNED)
22	PHOENIX, AZ(SILVER)	SILVER CREEK PLAZA 4710 E. RAY ROAD		1994	2005	50.00%	76,214	76,214	855,780	MERVYN’S(2020)
23	TUCSON, AZ	SANTA CRUZ PLAZA 3660 SOUTH 16TH AVENUE	Tucson	1982	2005	50.00%	76,126	76,126	513,060	MERVYN’S(2020)

Arkansas
24	FAYETTEVILLE, AR	SPRING CREEK CENTRE 464 E. JOYCE BOULEVARD	Fayetteville	1997/1999/2000/2001	1997	14.50%	262,827	590,161	3,044,651	T.J. MAXX(2011), BEST BUY(2017), GOODY’S(2013), OLD NAVY(2010), BED BATH & BEYOND(2009), WAL-MART SUPER CENTER(NOT OWNED), HOME DEPOT(NOT OWNED)
25	FAYETTEVILLE, AR(STEELE)	STEELE CROSSING 3533-3595 N. SHILOH DR	Fayetteville	2003	2003	14.50%	50,314	261,665	962,825	KOHL’S(NOT OWNED), TARGET(NOT OWNED)
26	N. LITTLE ROCK, AR	MCCAIN PLAZA 4124 EAST MCCAIN BOULEVARD	Little Rock	1991/2004	1994	100.00%	295,013	295,013	1,959,563	BED BATH & BEYOND(2013), T.J. MAXX(2009), CINEMARK(2011), BURLINGTON COAT FACTORY(2014), MICHAEL’S(2014), SPORTS AUTHORITY(2013)
27	RUSSELLVILLE, AR	VALLEY PARK CENTRE 3093 EAST MAIN STREET	Russellville	1992	1994	100.00%	266,539	266,539	1,772,457	HOBBY LOBBY(2016), STAGE(2010), J.C. PENNEY(2012), BELK(2021)

California
37	ANAHEIM, CA	ANAHEIM HILLS FESTIVAL CENTER 8100 E SANTA CANYON ROAD	Los Angeles	1992	2005	50.00%	77,883	77,883	1,301,520	MERVYN’S(2020)
38	ANTIOCH, CA	COUNTY EAST SHOPPING CENTER 2602 SOMERSVILLE ROAD	Sacramento	1970	2005	50.00%	75,339	75,339	1,181,160	MERVYN’S(2020)
39	BUENA PARK, CA (MALL & ENT)	BUENA PARK MALL AND ENTERTAIN 100 BUENA PARK	Los Angeles	1965	2004	20.00%	723,988	1,131,651	9,808,791	CIRCUIT CITY(2018), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2010), BED BATH & BEYOND(2011), STEVE & BARRY’S(2014), 24 HOUR FITNESS(2022), KOHL’S(2024), KRIKORIAN PREMIER THEATRES(2023), MICHAEL’S(2014), WALMART(NOT OWNED), SEARS(NOT OWNED)
40	BURBANK, CA	BURBANK TOWN CENTER 245 E MAGNOLIA BLVD	Los Angeles	1991	2005	50.00%	89,182	89,182	1,624,860	MERVYN’S(2020)
41	CHINO, CA	CHINO TOWN SQUARE SHOPPING 5517 PHILADELPHIA	Los Angeles	1986	2005	50.00%	81,282	81,282	870,060	MERVYN’S(2020)
42	CLOVIS, CA	SIERRA VISTA MALL 1000 SHAW AVENUE	Fresno	1988	2005	50.00%	75,088	75,088	714,000	MERVYN’S(2020)
43	CULVER CITY, CA	CIRCUIT CITY — CULVER CITY 5660 SEPULVEDA BLVD	Los Angeles	1998	2007	100.00%	32,873	32,873	680,062	CIRCUIT CITY(2018)
44	EL CAJON, CA	WESTFIELD SHOPPING TOWN 565 FLETCHER PARKWAY	San Diego	1989	2005	50.00%	85,744	85,744	1,253,580	MERVYN’S(2020)
45	FAIRFIELD, CA	WESTFIELD SOLANO MALL 1451 GATEWAY BLVD.	San Francisco	1981	2005	50.00%	89,223	89,223	1,625,880	MERVYN’S(2020)
46	FOLSOM, CA	FOLSOM SQUARE 1010 E. BIDWELL STREET	Sacramento	2003	2005	50.00%	79,080	79,080	1,154,640	MERVYN’S(2020)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
47	FOOTHILL RANCH, CA	FOOTHILLS RANCH TOWN CENTRE 26732 PORTOLA PARKWAY	Los Angeles	1993	2005	50.00%	77,934	77,934	1,050,600	MERVYN’S(2020)
48	GARDEN GROVE, CA	GARDEN GROVE CENTER 13092 HARBOR BLVD.	Los Angeles	1982	2005	50.00%	83,746	83,746	752,760	MERVYN’S(2020)
49	LANCASTER, CA (DISCOUNT)	VALLEY CENTRAL — DISCOUNT 44707-44765 VALLEY CENTRAL WAY	Los Angeles	1990	2000	20.00%	353,483	483,787	3,997,969	WAL-MART(2010), MARSHALL’S(2007), CIRCUIT CITY(2011), STAPLES(2008), CINEMARK(2017), 99 CENTS ONLY(2014)
50	LOMPAC, CA	MISSION PLAZA 1600 N H STREET	Los Angeles	1992	2005	50.00%	62,523	62,523	350,880	MERVYN’S(2020)
51	LONG BEACH, CA (PIKE)	THE PIKE 95 SOUTH PINE AVE	Los Angeles	2005	1 *	100.00%	260,513	294,052	3,869,936	CINEMARK(2008), BORDERS(2016), CLUB V2O(2019)
52	MADERA, CA	MADERA 1467 COUNTRY CLUB DRIVE	Fresno	1990	2005	50.00%	59,720	59,720	200,940	MERVYN’S(2020)
53	NORTH FULLERTON, CA	NORTH FULLERTON 200 IMPERIAL HIGHWAY	Los Angeles	1991	2005	50.00%	76,360	76,360	772,140	MERVYN’S(2020)
54	NORTHRIDGE, CA	NORTHRIDGE PLAZA 8800 CORBIN AVE	Los Angeles	1980	2005	50.00%	75,326	75,326	542,640	MERVYN’S(2020)
55	OCEANSIDE, CA.	OCEAN PLACE CINEMAS 401-409 MISSION AVENUE	San Diego	2000	2000	100.00%	80,375	80,375	1,228,726	REGAL CINEMAS(2014)
56	PALMDALE, CA	ANTELOPE VALLEY MALL 1305 W RANCHO VISTA BLVD.	Los Angeles	1992	2005	50.00%	76,550	76,550	829,260	MERVYN’S(2020)
57	PASADENA, CA	PASEO COLORADO 280 EAST COLORADO BLVD	Los Angeles	2001	2003	100.00%	556,961	556,961	11,293,964	GELSON’S MARKET(2021), LOEHMANN’S(2015), EQUINOX(2017), MACY’S(2010), PACIFIC THEATRES EXHIB. CORP(2016), DSW SHOE WAREHOUSE(2011), J.JILL(2012), PF CHANGS CHINA BISTRO(2016), BOMBAY COMPANY(2011), TOMMY BAHAMA(2011), SEPHORA(2011)
58	PLEASANT HILL, CA.	DOWNTOWN PLEASANT HILL 2255 CONTRA COSTA BLVD #101	San Francisco	1999/2000	2001	20.00%	345,930	345,930	6,895,672	ALBERTSON’S(2020), MICHAEL’S(2010), BORDERS(2015), ROSS DRESS FOR LESS(2010), BED BATH & BEYOND(2010), CENTURY THEATRE(2016)
59	PORTERVILLE, CA	PORTERVILLE MARKET PLACE 1275 WEST HENDERSON AVENUE	Bakersfield	1991	2005	50.00%	76,378	76,378	515,100	MERVYN’S(2020)
60	REDDING, CA	SHASTA CENTER 1755 HILLTOP DRIVE	San Francisco	1984	2005	50.00%	61,363	61,363	620,160	MERVYN’S(2020)
61	RICHMOND, CA(HILLTOP)	HILLTOP PLAZA 3401 BLUME DRIVE	San Francisco	1996/2000	2002	20.00%	245,774	245,774	3,701,507	OFFICE MAX(2011), PETSMART(2012), ROSS DRESS FOR LESS(2013), BARNES & NOBLE(2011), CIRCUIT CITY(2017), CENTURY THEATRE(2016)
62	SAN DIEGO, CA	SOUTHLAND PLAZA SHOPPING 575 SATURN BLVD.	San Diego	1982	2005	50.00%	75,207	75,207	1,013,880	MERVYN’S(2020)
63	SAN DIEGO, CA (COLLEGE)	COLLEGE GROVE SHOPPING CENTER 3450 COLLEGE AVENUE	San Diego	1991	2005	50.00%	73,872	73,872	863,505	MERVYN’S(2021)
64	SAN FRANCISCO, CA (RETAILS)	VAN NESS PLAZA 215 1000 VAN NESS AVENUE	San Francisco	1998	2002	100.00%	123,755	123,755	3,797,368	AMC THEATRE(2030), CRUNCH FITNESS(2008)
65	SANTA MARIA, CA	TOWN CENTER WEST SHOPPING 201 TOWN CENTER WEST	Los Angeles	1988	2005	50.00%	84,886	84,886	762,960	MERVYN’S(2020)
66	SANTA ROSA, CA	SANTA ROSA PLAZA 600 SANTA ROSA PLAZA	San Francisco	1981	2005	50.00%	90,348	90,348	1,526,940	MERVYN’S(2020)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
67	SLATTEN RANCH, CA	SLATTEN RANCH SHOPPING CENTER 5849 LONE TREE WAY	San Francisco	2002	2005	50.00%	78,819	78,819	1,328,040	MERVYN’S(2020)
68	SONORA, CA	SONORA CROSSROAD SHOPPING 1151 SANGUINETTI ROAD	San Francisco	1993	2005	50.00%	62,214	62,214	733,380	MERVYN’S(2020)
69	TULARE, CA	ARBOR FAIRE SHOPPING CENTER 1675 HILLMAN STREET	Fresno	1991	2005	50.00%	62,947	62,947	566,100	MERVYN’S(2020)
70	UKIAH, CA	UKIAH 437 NORTH ORCHARD AVENUE	San Francisco	1990	2005	50.00%	58,841	58,841	330,480	MERVYN’S(2020)
71	VALENCIA, CA	MERVYNS VALENCIA 24235 MAGIC MOUNTAIN PKWY	Los Angeles	1986	2006	100.00%	75,590	75,590	951,000	MERVYN’S(2035)
72	WEST COVINA, CA	WEST COVINA SHOPPING CENTER 2753 E. EASTLAND CTR DR	Los Angeles	1979	2005	50.00%	79,800	79,800	1,545,300	MERVYN’S(2020)

Colorado
73	AURORA, CO	PIONEER HILLS 5400-5820 SOUTH PARKER	Denver	2003	2003	14.50%	127,215	479,541	2,429,358	BED BATH & BEYOND(2012), OFFICE DEPOT(2017), WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)
74	BROOMFIELD, CO (FLATIRON GARD)	FLATIRON MARKETPLACE GARDEN 1 WEST FLATIRON CIRCLE	Denver	2001	2003	100.00%	245,182	421,447	4,912,291	NORDSTROM RACK(2011), LINENS ‘N THINGS(2017), BEST BUY(2016), OFFICE DEPOT(2016)
75	DENVER, CO (CENTENNIAL)	CENTENNIAL PROMENADE 9555 E. COUNTY LINE ROAD	Denver	1997/2002	1997	100.00%	408,337	529,488	6,937,588	GOLFSMITH GOLF CENTER(2012), SOUNDTRACK(2017), ROSS DRESS FOR LESS(2008), OFFICE MAX(2012), MICHAEL’S(2007), TOYS R US(2011), BORDERS(2017), LOEHMANN’S(2012), RECREATIONAL EQUIPMENT(NOT OWNED), HOME DEPOT(NOT OWNED)
76	DENVER, CO (TAMARAC)	TAMARAC SQUARE 7777 E. HAMPDEN	Denver	1976	2001	100.00%	174,780	196,580	1,986,459	REGENCY THEATRES TAMARAC SQ.(2008)
77	DENVER, CO (UNIVERSITY)	UNIVERSITY HILLS 2730 SOUTH COLORADO BOULEVARD	Denver	1997	2003	100.00%	244,383	244,383	4,125,682	LINENS ‘N THINGS(2013), PIER 1 IMPORTS(2014), OFFICE MAX(2012), 24 HOUR FITNESS(2021), KING SOOPERS(2017)
78	FORT COLLINS, CO	MULBERRY AND LEMAY CROSSINGS MULBERRY ST. & S. LEMAY AVE.	Fort Collins	2004	2003	100.00%	18,988	316,420	426,662	HOME DEPOT(NOT OWNED), WAL-MART(NOT OWNED)
79	HIGHLAND RANCH, CO	CIRCUIT CITY — HIGHLAND RANCH 8575 SOUTH QUEBEC ST	Denver	1998	2007	100.00%	43,480	43,480	443,625	CIRCUIT CITY(2018)
80	LITTLETON, CO	ASPEN GROVE 7301 SOUTH SANTA FE	Denver	2002	1 *	100.00%	231,450	255,184	6,510,744	COLDWATER CREEK(2011), TALBOTS(2012),ANN TAYLOR(2012), J.CREW(2012), BANANA REPUBLIC(2012), GAP(2012), WILLIAMS-SONOMA(2014), J.JILL(2012), BOMBAY COMPANY(2012), PIER 1 IMPORTS(2011), JOSEPH A. BANK CLOTHERS(2012), BUCA di BEPPO(2013), CHAMPPS(2022), POTTERY BARN(2014)
81	PARKER, CO (PAVILIONS)	PARKER PAVILIONS 11153-11183 SOUTH PARKER ROAD	Denver	2003	2003	14.50%	89,631	409,897	1,561,349	OFFICE DEPOT(2016), WAL-MART(NOT OWNED), HOME DEPOT(NOT OWNED)
82	PARKER, CO(FLATACRES)	FLATACRES MARKETCENTER SOUTH PARKER ROAD	Denver	2003	2003	14.50%	116,644	221,520	2,043,612	BED BATH & BEYOND(2014), GART SPORTS(2014), MICHAEL’S(2013), KOHL’S(NOT OWNED)

Connecticut
83	MANCHESTER, CT	MANCHESTER BROAD STREET 286 BROAD STREET	Hartford	1995/2003	2007	100.00%	68,509	68,509	1,019,564	STOP & SHOP(2028)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
84	PLAINVILLE, CT	CONNECTICUT COMMONS I-84 & RTE 9	Hartford	1999/2001	1 *	14.50%	463,394	566,537	6,113,858	LOWE’S(2019), KOHL’S(2022), DSW SHOE WAREHOUSE(2015), DICK’S SPORTING GOODS (2020), PETSMART(2015), A.C. MOORE(2014), OLD NAVY(2011), LINENS ‘N THINGS(2017), PLAINVILLE THEATRE(NOT OWNED)
85	WATERBURY, CT	NAUGATUCK VALLEY SHOPPING CENT 950 WOLCOTT STREET	Hartford	2003	2007	15.00%	232,085	383,332	4,352,711	BOB’S STORES(2017), LINENS ‘N THINGS(2017), STOP & SHOP(2021), STAPLES(2018), WALMART(NOT OWNED)
86	WINDSOR COURT, CT	WINDSOR COURT SHOPPING CENTER 1095 KENNEDY ROAD	Hartford	1993	2007	100.00%	78,480	78,480	1,359,991	STOP & SHOP(2013)

Florida
87	APOPKA, FL	PIEDMONT PLAZA 2302-2444 E SEMORAN BLVD	Orlando	2004	2007	100.00%	148,075	210,075	1,087,357	BEALL’S(2019), ALBERTSON’S(NOT OWNED)
88	BAYONET POINT, FL	POINT PLAZA US 19 & SR 52	Tampa	1985/2003	1/2 *	100.00%	209,714	209,714	1,369,619	PUBLIX SUPER MARKETS(2010), BEALL’S(2014), T.J. MAXX(2010)
89	BOYNTON BEACH, FL	MEADOWS SQUARE HYPOLUXO RD N. CONGRESS AVE.	Miami	1986	2004	20.00%	106,224	106,224	1,422,751	PUBLIX SUPER MARKETS(2011)
90	BOYNTON BEACH, FL(ABERDEEN)	ABERDEEN SQUARE 4966 LE CHALET BLVD	Miami	1990	2007	20.00%	70,555	70,555	705,681	PUBLIX SUPER MARKETS(2010)
91	BOYNTON BEACH, FL(COMMONS)	BOYNTON COMMONS (TIAA) 333-399 CONGRESS AVE	Miami	1998	2007	15.00%	210,488	210,488	3,059,068	BARNES & NOBLE(2013), PETSMART(2014), SPORTS AUTHORITY(2013), BED BATH & BEYOND(2014)
92	BOYNTON BEACH, FL(VILLAGE)	VILLAGE SQUARE AT GOLF 3775 W WOOLBRIGHT RD	Miami	1983/2002	2007	20.00%	126,486	131,466	1,715,095	PUBLIX SUPER MARKETS(2008)
93	BRADENTON, FL(CORTEZ)	CORTEZ PLAZA CORTEZ ROAD WEST AND US HIGHWAY 41	Bradenton	1966/1988	2007	100.00%	289,045	289,045	2,895,999	PUBLIX SUPER MARKETS(2008), BURLINGTON COAT FACTORY(2013), PETSMART(2012), CIRCUIT CITY(2010)
94	BRADENTON, FL(CREEKWOOD)	CREEKWOOD CROSSING 7395 52ND PLACE EAST	Bradenton	2001	2007	20.00%	180,746	284,085	2,464,564	BEALL’S(2016), BEALL’S OUTLET(2014), LIFESTYLE FAMILY FITNESS(2014)
95	BRADENTON, FL(LAKEWOOD)	LAKEWOOD RANCH 1755 LAKEWOOD RANCH BLVD	Bradenton	2001	2007	20.00%	69,471	69,471	845,287	PUBLIX SUPER MARKETS(2021)
96	BRANDON, FL	BRANDON BLVD SHOPPES 1930 SR 60 E.	Tampa	1994	2007	100.00%	85,377	85,377	966,294	PUBLIX SUPER MARKETS(2014)
97	BRANDON, FL (KMART)	KMART SHOPPING CENTER 1602 BRANDON BL	Tampa	1972/1997/2003	2 *	100.00%	161,900	228,022	795,297	K MART(2012), KANE FURNITURE(NOT OWNED)
98	BRANDON, FL (PLAZA)	LAKE BRANDON PLAZA CAUSEWAY BOULEVARD	Tampa	1999	2003	14.50%	148,267	196,801	1,872,449	COMPUSA(2017), JO-ANN STORES(2017), PUBLIX SUPER MARKETS(2019), BABIES R US(NOT OWNED)
99	BRANDON, FL (VILLAGE)	LAKE BRANDON VILLAGE CAUSEWAY BOULEVARD	Tampa	1997/2004	2003	14.50%	113,986	243,641	1,486,624	LINENS ‘N THINGS(2014), SPORTS AUTHORITY(2018), PETSMART(2020), LOWE’S(NOT OWNED)
100	BRANDON, FL(ALBERTSONS)	ALBERTSONS AT BLOOMINGDALE HIL 10817-10863 BLOOMING DALE AVENUE	Tampa	2002	2007	100.00%	17,400	89,266	535,836	ALBERTSONS(NOT OWNED)
101	BRANDON, FL(LITHIA)	SHOPPES OF LITHIA 3461 LITHIA PINECRES T ROAD	Tampa	2003	2007	20.00%	71,430	71,430	1,130,389	PUBLIX SUPER MARKETS(2023)
102	CASSELBERRY, FL	CASSELBERRY COMMONS 1455 S. SEMORAN BLVD	Orlando	1973/1998	2007	20.00%	233,176	248,176	2,073,063	PUBLIX SUPER MARKETS(2007), ROSS DRESS FOR LESS(2013), STEIN MART(2015)
103	CITRUS HILLS, FL	CITRUS HILLS 2601 FOREST RIDGE BLVD	Ocala	1994/2003	2007	20.00%	68,927	68,927	718,028	PUBLIX SUPER MARKETS(2014)
104	CLEARWATER, FL	CLEARWATER COLLECTION 21688-21800 US HWY19 NORTH	Tampa	1995/2005	2007	100.00%	132,023	132,023	1,483,948	LA FITNESS INTERNATIONAL(2022), FLOOR & DECOR(2017)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
105	CRYSTAL RIVER, FL	CRYSTAL SPRINGS SHOPPING CENTE 6760 W GULF TO LAKE	Ocala	2001	2007	20.00%	66,986	66,986	750,932	PUBLIX SUPER MARKETS(2021)
106	CRYSTAL RIVER, FL (RIVER)	CRYSTAL RIVER PLAZA 420 SUN COAST HWY	Ocala	1986/2001	1/2 *	100.00%	169,149	169,149	772,106	BEALL’S(2012), BEALL’S OUTLET(2011)
107	DANIA BEACH, FL	BASS PRO OUTDOOR WORLD 200 GULF STREAM WAY	Miami	1999	2007	100.00%	165,000	165,000	1,600,000	BASS PRO OUTDOOR WORLD(2014)
108	DANIA, FL	SHERIDAN SQUARE 401-435 E. SHERIDAN STREET	Miami	1991	2007	20.00%	67,475	67,475	671,543	PUBLIX SUPER MARKETS(2011)
109	DAVIE, FL	PARADISE PROMENADE 5949-6029 STIRLING ROAD	Miami	2004	2007	20.00%	70,271	70,271	903,807	PUBLIX SUPER MARKETS(2023)
110	DAYTONA BEACH, FL	VOLUSIA 1808 W. INTERNATIONAL SPEEDWAY	Daytona Beach	1984	2001	100.00%	76,087	76,087	957,918	MARSHALLS(2010)
111	DAYTONA BEACH, FL(KB HOMES)	KB HOMES 1610 W INTERNATIONAL SPEEDWAY PARKWAY	Daytona Beach	1998	2007	100.00%	22,255	22,255	210,000	KB HOMES(2010)
112	DAYTONA BEACH, FL(PETSMART)	PETSMART — DAYTONA BEACH 1900 W INTERNATIONAL SPEEDWAY PARKWAY	Daytona Beach	1996	2007	100.00%	26,194	26,194	359,664	PETSMART(2021)
113	DEERFIELD BEACH, FL	HILLSBORO SQUARE (TIAA) HILLSBORO BLVD & HIGHWAY ONE	Miami	1978/2002	2007	15.00%	145,472	154,232	1,878,794	PUBLIX SUPER MARKETS(2022)
114	ENGLEWOOD, FL	ROTONDA PLAZA 5855 PLACIDA ROAD	Sarasota	1991	2004	100.00%	46,835	46,835	453,479	KASH N KARRY(2011)
115	FT. MEYERS, FL	MARKET PLACE (TIAA) 13300 SOUTH CLEVELAND AVENUE	Ft. Meyers	2004	2007	15.00%	107,445	232,445	1,707,626	AMERICAN SIGNATURE(2014), TOTAL WINE & MORE(2016), DSW SHOE WAREHOUSE(2016), TARGET(NOT OWNED)
116	FT. MEYERS, FL(CYPRESS)	CYPRESS TRACE (TIAA) CYPRESS LAKE DRIVE & US 41	Ft. Meyers	2004	2007	15.00%	276,288	276,288	2,723,403	BEALL’S(2010), STEIN MART(2013), BEALL’S OUTLET(2010), ROSS DRESS FOR LESS(2012)
117	FT. WALTON BEACH, FL	SHOPPES AT PARADISE POINTE US HWY 98 AND PERRY AVE	Destin	1987/2000	2007	20.00%	83,929	83,929	1,061,622	PUBLIX SUPER MARKETS(2021)
118	GULF BREEZE, FL	GULF BREEZE MARKETPLACE 3749-3767 GULF BREEZE PARKWAY	Pensacola	1998	2003	100.00%	29,827	333,654	456,288	LOWE’S(NOT OWNED), WAL-MART(NOT OWNED)
119	HIALEAH, FL	PARAISO PLAZA 3300-3350 W. 80TH ST	Miami	1997	2007	20.00%	60,712	60,712	857,678	PUBLIX SUPER MARKETS(2017)
120	JACKSONVILLE, FL	JACKSONVILLE REGIONAL 3000 DUNN AVENUE	Jacksonville	1988	1995	100.00%	219,735	295,752	1,350,173	J.C. PENNEY(2012), WINN DIXIE STORES(2009)
121	JACKSONVILLE, FL(ARLINGTON RD)	ARLINGTON ROAD PLAZA 926 ARLINGTON ROAD	Jacksonville	1990/1999	2004	100.00%	182,098	182,098	889,758	FOOD LION(2010)
122	KISSIMMEE, FL(CVS)	CVS PHARMACY #5040-01 3300 S. ORANGE BLOSSOM TRAIL	Orlando	1997	2007	100.00%	9,504	9,504	220,316
123	LAKE MARY, FL	SHOPPES AT LAKE MARY (TIAA) 4155 WEST LAKE MARY BLVD	Orlando	2001	2007	15.00%	73,343	74,331	1,437,652	STAPLES(2015)
124	LAKE WALES, FL	SHOPPES ON THE RIDGE HIGHWAY 27 & CHALET SUZANNE ROAD	Lakeland	2003	2007	20.00%	115,671	115,671	1,326,438	PUBLIX SUPER MARKETS(2023)
125	LAKELAND, FL (HIGHLANDS)	HIGHLANDS PLAZA SHOPPING CTR 2228 LAKELANDS HIGHLAND ROAD	Lakeland	1990	2004	100.00%	102,572	102,572	804,853	WINN DIXIE STORES(2017)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
126	LARGO, FL	COLONIAL PROMENADE BARDMOOR CE 10801 STARKEY ROAD	Tampa	1991	2007	20.00%	152,667	165,607	1,861,796	PUBLIX SUPER MARKETS(2011)
127	LAUDERHILL, FL	UNIVERSAL PLAZA (TIAA) 7730 WEST COMMERCIAL	Miami	2002	2007	15.00%	49,505	174,505	1,024,580	TARGET(NOT OWNED)
128	MELBOURNE, FL	MELBOURNE SHOPPING CENTER 1301-1441 S BABCOCK	Melbourne	1960/1999	2007	20.00%	204,217	229,117	1,389,593	BIG LOTS(2009), PUBLIX SUPER MARKETS(2019)
129	MIAMI, FL	THE SHOPS OF MIDTOWN 3401 N. MIAMI AVENUE	Miami	2006	1 *	100.00%	165,866	306,980	1,928,131	CIRCUIT CITY(2022), LINENS ‘N THINGS(2017), LOEHMANN’S(2018), MARSHALLS(2017), WEST ELM(2019)
130	MIAMI, FL(PARAISO)	PLAZA DEL PARAISO 12100 SW 127TH AVE	Miami	2003	2007	20.00%	82,441	82,441	1,251,033	PUBLIX SUPER MARKETS(2023)
131	MIRAMAR, FL	RIVER RUN MIRAMAR PARKWAY AND PALM AVENUE	Miami	1989	2007	20.00%	93,643	106,828	1,076,908	PUBLIX SUPER MARKETS(2009)
132	NAPLES, FL	CARILLON PLACE 5010 AIRPORT ROAD NORTH	Naples	1994	1995	14.50%	267,808	283,208	2,961,996	WAL-MART(2014), T.J. MAXX(2009), CIRCUIT CITY(2015), ROSS DRESS FOR LESS(2010), BEALL’S(2009), OFFICE MAX(2010)
133	NAPLES, FL(COUNTRY)	COUNTRYSIDE 4025 SANTA BARBARA	Naples	1997	2007	20.00%	73,986	73,986	837,767	WINN DIXIE STORES(2017)
134	NEW TAMPA, FL	NEW TAMPA COMMONS BRUCE B DOWNS & DONNA MICHELLE	Tampa	2005	2007	100.00%	10,000	10,000	329,960
135	NEWPORT RICHEY, FL	SHOPPES OF GOLDEN ACRES 9750 LITTLE ROAD	Tampa	2002	2007	20.00%	130,609	130,609	1,641,072	PUBLIX SUPER MARKETS(2022)
136	OCALA, FL	STEEPLECHASE PLAZA 8585 STATE ROAD 200	Ocala	1993	2007	100.00%	92,180	92,180	997,232	PUBLIX SUPER MARKETS(2013)
137	OCALA, FL(WEST)	OCALA WEST 2400 SW COLLEGE ROAD	Ocala	1991	2003	100.00%	105,276	105,276	850,564	SPORTS AUTHORITY(2012), HOBBY LOBBY(2016)
138	OCOEE, FL(WEST OAKS)	WEST OAKS TOWNE CENTER 9537-49 W. COLONIAL	Orlando	2000	2007	20.00%	66,539	111,623	1,146,462	MICHAEL’S(2010)
139	ORANGE PARK, FL (THE VILLAGE)	THE VILLAGE SHOPPING CENTER 950 BLANDING BOULEVARD	Jacksonville	1993/2000	2004	100.00%	72,531	135,473	699,710	BEALL’S(2009), ALBERTSON’S(NOT OWNED)
140	ORLANDO, FL(CHICKASAW)	CHICKASAW TRAILS SHOPPING CENT 2300 S. CHICKASAW TR	Orlando	1994	2007	20.00%	75,492	76,067	818,693	PUBLIX SUPER MARKETS(2014)
141	ORLANDO, FL(CIRCUIT)	CIRCUIT CITY PLAZA (TIAA) GOOD HOMES ROAD AND COLONIAL DRIVE	Orlando	1999	2007	15.00%	78,625	78,625	1,227,645	STAPLES(2015), CIRCUIT CITY(2020)
142	ORLANDO, FL(CONWAY)	CONWAY PLAZA 4400 CURRY FORD ROAD	Orlando	1985/1999	2007	20.00%	117,723	117,723	1,137,956	PUBLIX SUPER MARKETS(2019)
143	ORLANDO, FL(SAND)	SAND LAKE CORNERS (TIAA) 8111-8481 JOHN YOUNG PARKWAY	Orlando	1998/2000	2007	15.00%	189,721	389,721	2,227,715	BEALL’S(2014), PETSMART(2014), STAPLES(2014), LOWES(NOT OWNED), WALMART(NOT OWNED)
144	ORLANDO, FL(SKYVIEW)	SKYVIEW PLAZA 7801 ORANGE BLOSSOM TRAIL	Orlando	1994/1998	2007	20.00%	281,244	281,244	2,581,813	PUBLIX SUPER MARKETS(2008), OFFICE DEPOT(2008), K MART(2009), CIRCUIT CITY(2008)
145	ORMOND BEACH, FL	ORMOND TOWNE SQUARE 1458 WEST GRANADA BLVD	Daytona Beach	1993	1994	100.00%	234,042	234,042	1,954,539	BEALL’S(2018), ROSS DRESS FOR LESS(2016), PUBLIX SUPER MARKETS(2013)
146	OVIEDO, FL	OVIEDO PARK CROSSING RTE 417 & RED BUG LAKE ROAD	Orlando	1999	1 *	20.00%	186,212	321,249	2,020,892	OFFICE MAX(2014), ROSS DRESS FOR LESS(2010), MICHAEL’S(2009), T.J. MAXX(2010), LINENS ‘N THINGS(2011), LOWE’S(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
147	PALM BEACH GARDENS, FL	NORTHLAKE COMMONS NORTHLAKE BLVD	Miami	1987/2003	2007	20.00%	146,816	264,658	1,367,153	ROSS DRESS FOR LESS(2014), HOME DEPOT(NOT OWNED)
148	PALM HARBOR, FL	THE SHOPPES OF BOOT RANCH 300 EAST LAKEROAD	Tampa	1990	1995	100.00%	52,395	229,188	978,959	ALBERTSON’S(NOT OWNED), TARGET(NOT OWNED)
149	PALM HARBOR, FL(BROOKER)	PUBLIX BROOKER CREEK 36301 E.LAKE ROAD	Tampa	1994	2007	20.00%	77,596	77,596	877,983	PUBLIX SUPER MARKETS(2014)
150	PEMBROKE PINES, FL	FLAMINGO FALLS 2000-2216 N.FLAMINGO ROAD	Miami	2001	2007	20.00%	108,565	108,565	2,324,857
151	PENSACOLA, FL	PALAFOX SQUARE 8934 PENSACOLA BLVD	Pensacola	1988/1997/1999	1/2 *	100.00%	17,150	236,892	245,107	WALMART(NOT OWNED)
152	PLANT CITY, FL	PLANT CITY CROSSING SWC OF INTERSTATE 4 & THONOTOSASSA ROAD	Tampa	2001	2007	100.00%	85,252	85,252	1,003,798	PUBLIX SUPER MARKETS(2021)
153	PLANT CITY, FL(LAKE)	LAKE WALDEN SQUARE 105-240 W ALEXANDER	Tampa	1992	2007	100.00%	261,897	261,897	1,268,974	KASH N KARRY(2012)
154	PLANTATION, FL(FOUNTAINS)	FOUNTAINS 801 SOUTH UNIVERSITY DRIVE	Miami	1989	2007	100.00%	283,273	349,413	4,923,384	MARSHALLS(2009)
155	PLANTATION, FL(VISION)	VISION WORKS 801 SOUTH UNIVERSITY DRIVE	Miami	1989	2007	100.00%	6,891	6,891	159,170
156	SANTA ROSA, FL	WATERCOLOR CROSSING 110 WATERCOLOR WAY	Pensacola	2003	2007	20.00%	43,200	43,200	604,799	PUBLIX SUPER MARKETS(2024)
157	SARASOTA, FL	SARASOTA PAVILION (TIAA) 6511 TAMAIMI TRAIL	Sarasota	1999	2007	15.00%	324,211	336,177	3,888,779	STEIN MART(2009), PUBLIX SUPER MARKETS(2010), MICHAEL’S(2009), OLD NAVY(2010), MARSHALLS(2013), BED BATH & BEYOND(2015), ROSS DRESS FOR LESS(2012), BOOKS-A-MILLION(2011)
158	SILVER SPRINGS SHORES, FL	HEATHER ISLAND PLAZA 7878 SE MARICAMP	Ocala	2005	2007	20.00%	70,970	70,970	724,766	PUBLIX SUPER MARKETS(2020)
159	SPRING HILL, FL	MARINER SQUARE 13050 CORTEZ BLVD.	Tampa	1988/1997	1/2 *	100.00%	188,347	392,423	1,631,084	BEALL’S(2011), ROSS DRESS FOR LESS(2014), WALMART(NOT OWNED)
160	ST. PETERSBURG, FL(GATEWAY)	GATEWAY MARKET CENTER (TIAA) 7751-8299 9TH ST N	Tampa	2000	2007	15.00%	231,106	353,106	2,040,633	T.J. MAXX(2008), PUBLIX SUPER MARKETS(2019), BEALL’S(2021), PETSMART(2013), OFFICE DEPOT(2014), TARGET(NOT OWNED)
161	TALLAHASSEE, FL	CAPITAL WEST 4330 WEST TENNESSEE STREET	Tallahassee	1994/2004	2003	100.00%	79,451	252,100	642,018	BEALL’S OUTLET(2009), WAL-MART(NOT OWNED)
162	TALLAHASSEE, FL(KILLEARN)	KILLEARN SHOPPING CENTER 3479-99 THOMASVILLE ROAD	Tallahassee	1980	2007	20.00%	95,229	95,229	964,985	PUBLIX SUPER MARKETS(2011)
163	TALLAHASSEE, FL(SOUTHWOOD)	SOUTHWOOD PLANTATION NWC CAPITAL CIRCLE & BLAIRSTONE ROAD	Tallahassee	2003	2007	20.00%	62,840	62,840	766,783	PUBLIX SUPER MARKETS(2023)
164	TAMARAC, FL	MIDWAY PLAZA UNIVERSITY DR & COMMERCIAL BLVD	Miami	1985	2007	20.00%	227,209	227,209	2,750,436	ROSS DRESS FOR LESS(2013), PUBLIX SUPER MARKETS(2011)
165	TAMPA, FL (DALE)	NORTH POINTE PLAZA 15001-15233 NORTH DALE MABRY	Tampa	1990	1/2 *	20.00%	104,460	222,388	1,281,116	PUBLIX SUPER MARKETS(2010), WALMART(NOT OWNED)
166	TAMPA, FL (WALKS)	WALKS AT HIGHWOOD PRESERVE I ( 18001 HIGHWOODS PRESERVE PARKWAY	Tampa	2001	2007	15.00%	169,081	178,981	3,178,749	MICHAEL’S(2012), LINENS ‘N THINGS(2017), CIRCUIT CITY(2017)
167	TAMPA, FL (WATERS)	TOWN N’ COUNTRY 7021-7091 WEST WATERS AVENUE	Tampa	1990	1/2 *	100.00%	132,993	248,374	1,062,948	BEALL’S(2007), KASH N KARRY(2010), WALMART(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
168	TARPON SPRINGS, FL	TARPON SQUARE 41232 U.S. 19, NORTH	Tampa	1974/1998	1/2 *	100.00%	198,797	199,447	1,388,708	K MART(2009), BIG LOTS(2012), STAPLES(2013)
169	TEQUESTA, FL	TEQUESTA SHOPPES PLAZA 105 N US HWY 1	Miami	1986	2007	100.00%	110,105	110,105	620,786
170	VERO BEACH, FL	CIRCUIT CITY — VERO BEACH 6560 20TH STREET	Vero Beach	2001	2007	100.00%	33,243	33,243	530,000	CIRCUIT CITY(2021)
171	WESLEY CHAPEL, FL	SHOPPES AT NEW TAMPA 1920 CR 581	Tampa	2002	2007	20.00%	158,222	158,222	1,882,846	PUBLIX SUPER MARKETS(2022), BEALL’S(2017)
172	WEST PALM BEACH, FL	PARADISE PLACE (TIAA) 4075 N. HAVERHILL RD	Miami	2003	2007	15.00%	89,120	89,120	1,037,221	PUBLIX SUPER MARKETS(2023)
173	WINTER PARK, FL(BANK)	BANK FIRST AT WINTER PARK 4270 ALOMA AVENUE	Orlando	1990	2007	100.00%	3,348	3,348	71,411
174	WINTER PARK, FL(GOLDENROD)	WINTER PARK PALMS 4270 ALOMA AVENUE	Orlando	1985/1998	2007	100.00%	108,944	108,944	1,007,813	PUBLIX SUPER MARKETS(2010)

Georgia
175	ALPHARETTA, GA	JO-ANN FABRICS 965 NORTH POINT DR	Atlanta	2000	2007	100.00%	38,418	38,418	512,880	JO-ANN STORES(2016)
176	ATHENS, GA	ATHENS EAST 4375 LEXINGTON ROAD	Athens	2000	2003	100.00%	24,000	218,879	296,616	WAL MART(NOT OWNED)
177	ATLANTA, GA (DULUTH)	PLEASANT HILL PLAZA 1630 PLEASANT HILL ROAD	Atlanta	1990	1994	100.00%	99,025	219,025	636,570	WAL-MART(NOT OWNED)
178	ATLANTA, GA (PERIMETER)	PERIMETER POINTE 1155 MT. VERNON HIGHWAY	Atlanta	1995/2002	1995	14.50%	343,155	352,755	5,014,559	STEIN MART(2010), BABIES R US(2012), SPORTS AUTHORITY(2012), L.A. FITNESS(2016), OFFICE DEPOT(2012), UNITED ARTISTS THEATRE(2015)
179	ATLANTA, GA(ABERNATHY)	ABERNATHY SQUARE 6500 ROSWELL RD	Atlanta	1983/1994	2007	100.00%	131,516	131,516	2,287,690	PUBLIX SUPER MARKETS(2014)
180	ATLANTA, GA(BROOKHAVEN)	BROOKHAVEN 3974 PEACHTREE RD NE	Atlanta	1993	2007	20.00%	65,320	71,320	1,172,581	KROGER(2018)
181	ATLANTA, GA(CORNERS)	CASCADE CORNERS 3425 CASCADE ROAD	Atlanta	1993	2007	20.00%	66,844	66,844	473,016	KROGER(2020)
182	ATLANTA, GA(CROSSING)	CASCADE CROSSING 3695 CASCADE RD SW	Atlanta	1994	2007	20.00%	63,346	63,346	601,284	PUBLIX SUPER MARKETS(2014)
183	AUGUSTA, GA(GOODY’S)	GOODY’S SHOPPING CENTER (TIAA) 2360 GEORGETOWN ROAD	Augusta	1999	2007	15.00%	22,560	232,560	187,474	GOODY’S(2014), SUPER WALMART(NOT OWNED)
184	BUFORD, GA (MILLCREEK)	MARKETPLACE AT MILLCREEK I (TI MALL OF GEORGIA BLVD	Atlanta	2003	2007	15.00%	403,106	403,106	4,961,566	TOYS R US(2015), R.E.I.(2013), BORDERS(2020), OFFICE MAX(2014), LINENS ‘N THINGS(2015), PETSMART(2015), MICHAEL’S(2010), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2013), MARSHALLS(2012)
185	CANTON, GA	HICKORY FLAT VILLAGE 6175 HICKORY FLAT HY	Atlanta	2000	2007	20.00%	74,020	74,020	955,999	PUBLIX SUPER MARKETS(2020)
186	CANTON, GA (RIVER)	RIVERSTONE PLAZA 1451 RIVERSTONE PARKWAY	Atlanta	1998	2007	20.00%	302,131	331,820	3,295,922	GOODY’S(2010), MICHAEL’S(2012), ROSS DRESS FOR LESS(2012), BELK(2018), PUBLIX SUPER MARKETS(2018)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
187	CARTERSVILLE, GA	BARTOW MARKETPLACE (TIAA) 215 MARKETPLACE BLVD	Atlanta	1995	2007	15.00%	375,067	375,067	2,448,881	WAL-MART(2015), LOWE’S(2015)
188	CHAMBLEE, GA	CHAMBLEE PLAZA PEACHTREE INDUSTRIAL BOULEVARD	Atlanta	1976	2003	100.00%	175,969	175,969	892,923	POP-N-SHOP(2006)
189	COLUMBUS, GA	BRADLEY PARK CROSSING 1591 BRADLEY PARK DRIVE COLUMB	Columbus	1999	2003	100.00%	119,786	242,786	1,371,731	GOODY’S(2011), PETSMART(2015), MICHAEL’S(2009), TARGET(NOT OWNED)
190	CUMMING, GA	SHARON GREENS 1595 PEACHTREE PKWY	Atlanta	2001	2007	20.00%	98,317	101,317	1,162,145	KROGER(2021)
191	CUMMING, GA (MARKETPLACE)	CUMMING MARKETPLACE MARKETPLACE BOULEVARD	Atlanta	1997/1999	2003	100.00%	308,557	652,642	3,771,699	GOODY’S(2012), LOWE’S(2019), MICHAEL’S(2010), OFFICE MAX(2013), HOME DEPOT(NOT OWNED), WAL MART(NOT OWNED)
192	DECATUR, GA(FLAT SHOALS)	FLAT SHOALS CROSSING 3649 FLAKES MILL RD	Atlanta	1994	2007	20.00%	69,699	69,699	706,155	PUBLIX SUPER MARKETS(2013)
193	DECATUR, GA(HAIRSTON)	HAIRSTON CROSSING 2075 S HAIRSTON ROAD	Atlanta	2002	2007	20.00%	57,884	57,884	664,948	PUBLIX SUPER MARKETS(2022)
194	DOUGLASVILLE, GA	DOUGLASVILLE MARKETPLACE 6875 DOUGLAS BOULEVARD	Atlanta	1999	2003	100.00%	86,158	261,353	1,451,041	BEST BUY(2015), BABIES R US(2011), LOWES(NOT OWNED)
195	DOUGLASVILLE, GA(MARKET)	MARKET SQUARE 9503-9579 HIGHWAY 5	Atlanta	1974/1990	2007	20.00%	121,766	128,266	1,438,428	OFFICE DEPOT(2013)
196	DOUGLASVILLE, GA(PAVILION)	DOUGLAS PAVILION (TIAA) 2900 CHAPEL HILL RD	Atlanta	1998	2007	15.00%	267,010	370,010	3,021,413	PETSMART(2014), OFFICE MAX(2013), MARSHALLS(2008), GOODY’S(2013), ROSS DRESS FOR LESS(2012), HUDSON’S FURNITURE SHOWROOM(2014)
197	DULUTH, GA (VENTURE)	VENTURE POINTE I (TIAA) 2050 W. LIDDELL RD.	Atlanta	1996	2007	15.00%	335,420	645,420	2,800,819	HOBBY LOBBY(2011), BABIES R US(2014), ASHLEY FURNITURE HOMESTORE(2012), GOODY’S(2011), GOLFSMITH GOLF CENTER(2012), KOHL’S(2022), SUPER TARGET(NOT OWNED), COSTCO(NOT OWNED)
198	DULUTH, GA(SOFA)	SOFA EXPRESS 3480 STEVE REYNOLDS BLVD	Atlanta	2004	2007	100.00%	20,000	20,000	325,000
199	DULUTH, GA, GA(PLEASANT)	PLEASANT HILL (TIAA) 2205 PLEASANT HILL	Atlanta	1997/2000	2007	15.00%	282,137	282,137	3,353,588	BARNES & NOBLE(2012), TOYS R US(2013), JO-ANN STORES(2011), STAPLES(2014), J.C. PENNEY(2012), OLD NAVY(2009)
200	ELLENWOOD, GA	SHOPPES OF ELLENWOOD EAST ATLANTA ROAD & FAIRVIEW ROAD	Atlanta	2003	2007	20.00%	67,721	67,721	857,034	PUBLIX SUPER MARKETS(2023)
201	FAYETTEVILLE, GA (PAVILION)	FAYETTE PAVILION I (TIAA) NEW HOPE ROAD & GA HWY 85	Atlanta	1995/2002	2007	15.00%	1,280,938	1,529,435	11,442,590	WAL-MART(2016), H.H. GREGG APPLIANCES(2018), BED BATH & BEYOND(2013), GOODY’S(2016), SPORTS AUTHORITY(2012), T.J. MAXX(2008), PUBLIX SUPER MARKETS(2016), BELK(2015), SEASONAL CONCEPTS(2014), HUDSON’S FURNITURE SHOWROOM(2016), BEST BUY(2013), OLD NAVY(2010), ROSS DRESS FOR LESS(2012), TOYS R US(2010), CINEMARK(2018), MARSHALLS(2011), PETSMART(2016), KOHL’S(2022), JO-ANN STORES(2012), DICK’S SPORTING GOODS(2016)
202	FLOWERY BRANCH, GA	CLEARWATER CROSSING 7380 SPOUT SPRINGS ROAD	Atlanta	2003	2007	20.00%	90,566	90,566	1,111,743	KROGER(2023)
203	GAINESVILLE, GA	ECKERD DRUG STORE #0444 599 S. ENOTA DRIVE	Atlanta	1997	2007	100.00%	10,594	10,594	178,016
204	HIRAM, GA	HIRAM PAVILION I (TIAA) 5220 JIMMY LEE SMITH PARKWAY	Atlanta	2002	2007	15.00%	363,695	568,715	3,687,139	ROSS DRESS FOR LESS(2012), MICHAEL’S(2012), MARSHALLS(2011), KOHL’S(2022), GOODY’S(2016), LINENS ‘N THINGS(2017)
205	KENNESAW, GA (BARRETT)	BARRETT PAVILION I (TIAA) 740 BARRETT PARKWAY	Atlanta	1998	2007	15.00%	440,523	672,377	6,200,154	SCHOOL BOX, THE(2010), AMC THEATRE(2019), HOMEGOODS(2013), GOODY’S(2011), GOLFSMITH GOLF CENTER(2013), H.H. GREGG APPLIANCES(2018), JO-ANN STORES(2011)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
206	KENNESAW, GA(TOWN)	TOWN CENTER COMMONS 725 EARNEST BARRETT PARKWAY	Atlanta	1998	2007	100.00%	72,108	159,758	939,143	J.C. PENNEY(2008)
207	LAWRENCEVILLE, GA	FIVE FORKS VILLAGE 850 DOGWOOD ROAD	Atlanta	1990	2003	10.00%	89,064	89,064	480,279
208	LAWRENCEVILLE, GA(ECKERD)	ECKERD DRUG STORE #3449 1545 LAWRENCEVILLE HIGHWAY	Atlanta	1997	2007	100.00%	9,504	9,504	184,328
209	LAWRENCEVILLE, GA(SPRINGFIELD)	SPRINGFIELD PARK 665 DULUTH HIGHWAY	Atlanta	1992/2000	2007	100.00%	105,321	105,321	1,063,692	HOBBY LOBBY(2011)
210	LILBURN, GA (FIVE FORKS)	FIVE FORKS CROSSING 3055 FIVE FORKS TRICKUM ROAD	Atlanta	2000/2001	2003	10.00%	73,910	73,910	703,114	KROGER(2012)
211	LITHONIA, GA	STONECREST MARKETPLACE (TIAA) TURNER HILL ROAD AND MALL PARKWAY	Atlanta	2002	2007	15.00%	264,644	264,644	3,328,963	STAPLES(2017), BABIES R US(2018), LINENS ‘N THINGS(2018), DSW SHOE WAREHOUSE(2013), ROSS DRESS FOR LESS(2013), MARSHALLS(2012)
212	LITHONIA, GA (THE SHOPS AT TURNER HILL)	THE SHOPS AT TURNER HILL 8200 MALL PARKWAY	Atlanta	2003	2003	14.50%	113,675	293,670	1,638,375	BEST BUY(2018), BED BATH & BEYOND(2013)
213	LOGANVILLE, GA	MIDWAY PLAZA 910 ATHENS HWY	Atlanta	1995	2003	20.00%	91,196	91,196	1,001,951	KROGER(2016)
214	MACON, GA	EISENHOWER ANNEX (DDR) 4685 PRESIDENTIAL PARKWAY	Macon	2002	2007	100.00%	53,477	53,477	520,992	H.H. GREGG APPLIANCES(2036), PETSMART(2017)
215	MACON, GA (EISENHOWER)	EISENHOWER CROSSING I (TIAA) 4685 PRESIDENTIAL PARKWAY	Macon	2002	2007	15.00%	400,599	406,715	4,558,199	KROGER(2022), STAPLES(2016), MICHAEL’S(2011), ROSS DRESS FOR LESS(2012), BED BATH & BEYOND(2012), GOODY’S(2016), OLD NAVY(2011), MARSHALLS(2011), DICK’S SPORTING GOODS(2017), TARGET(NOT OWNED)
216	MACON, GA(DAVID’S)	EISENHOWER OUTLOT (DAVID’S BRI 4685 PRESIDENTIAL PARKWAY	Macon	2004	2007	15.00%	14,000	14,000	251,000
217	MACON, GA(K-MART)	K-MART 1901 PAUL WALSH DR.	Macon	2000	2007	100.00%	102,098	102,098	0
218	MARIETTA, GA	TOWN CENTER PRADO 2609 BELLS FERRY ROAD	Atlanta	1995/2002	1995	14.50%	316,786	326,683	3,987,223	STEIN MART(2012), ROSS DRESS FOR LESS(2013), PUBLIX SUPER MARKETS(2015), CRUNCH FITNESS(2011)
219	MARIETTA, GA(BLOCKBUSTER)	BLOCKBUSTER 1748 POWDER SPRINGS	Atlanta	1994	2007	20.00%	6,500	6,500	128,960
220	MARIETTA, GA(ECKERD)	ECKERD DRUG STORE #0234 731 WHITLOCK AVE	Atlanta	1997	2007	100.00%	10,880	10,880	183,507
221	MCDONOUGH, GA	MCDONOUGH MARKETPLACE (LP-II) NE CORNER 175 & HIGHWAY 20	Atlanta	2003	2003	14.50%	53,158	360,729	853,313	OFFICE DEPOT(2016), WALMART(NOT OWNED), LOWES(NOT OWNED)
222	MCDONOUGH, GA(DOW)	SHOPPES AT LAKE DOW 900-938 HIGHWAY 81 E	Atlanta	2002	2007	20.00%	73,271	73,271	813,379	PUBLIX SUPER MARKETS(2022)
223	MORROW, GA (SOUTHLAKE)	SOUTHLAKE PAVILION (TIAA) 1912 MT ZION ROAD	Atlanta	1996/2001	2007	15.00%	530,066	644,614	6,225,017	CIRCUIT CITY(2017), ROSS DRESS FOR LESS(2011), BARNES & NOBLE(2013), ASHLEY FURNITURE HOMESTORE(2012), L.A. FITNESS(2017), STAPLES(2015), OLD NAVY(2011), GOODY’S(2016), H.H. GREGG APPLIANCES(2018), COMPUSA(2012)
224	NEWNAN, GA	NEWNAN CROSSING 955-1063 BULLSBORO DRIVE NEWNA	Atlanta	1995	2003	100.00%	156,497	426,723	1,304,283	LOWE’S(2015), SUITE51(NOT OWNED), WAL-MART(NOT OWNED)
225	NEWNAN, GA(PAVILION)	NEWNAN PAVILION (TIAA) 1074 BULLSBORO DR	Atlanta	1998	2007	15.00%	459,599	459,599	3,805,910	OFFICE MAX(2013), PETSMART(2015), GOODY’S(2009), CIRCUIT CITY(2016), HOME DEPOT(2019), ROSS DRESS FOR LESS(2012), KOHL’S(2022)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
226	NORCROSS, GA	JONES BRIDGE PLAZA 5075 PEACHTREE PKWY	Atlanta	1999	2007	100.00%	83,363	83,363	821,202	INGLES(2019)
227	ROME, GA	CIRCUIT CITY — ROME 2700 MARTHA BERRY HIGHWAY NE	Rome	2001	2007	100.00%	33,056	33,056	420,000	CIRCUIT CITY(2021)
228	ROSWELL, GA (SANDY)	SANDY PLAINS VILLAGE I GEORGIA HWY 92 AND SANDY PLAINS ROAD	Atlanta	1978/1995	2007	100.00%	177,599	177,599	1,641,620	KROGER(2010), STEIN MART(2009)
229	ROSWELL, GA(STONEBRIDGE)	STONEBRIDGE SQUARE (TIAA) 610-20 CROSSVILLE RD	Atlanta	2002	2007	15.00%	160,104	162,832	1,988,976	LINENS ‘N THINGS(2011), KOHL’S(2022)
230	SMYRNA, GA	HERITAGE PAVILION (TIAA) 2540 CUMBERLAND BLVD	Atlanta	1995	2007	15.00%	262,961	262,961	2,968,972	PETSMART(2016), ROSS DRESS FOR LESS(2016), AMERICAN SIGNATURE(2018), T.J. MAXX(2010), MARSHALLS(2011)
231	SNELLVILLE, GA(COMMONS)	PRESIDENTIAL COMMONS 1630-1708 SCENIC HWY	Atlanta	2000	2007	100.00%	371,586	371,586	4,150,425	JO-ANN STORES(2014), KROGER(2018), STEIN MART(2008), CIRCUIT CITY(2019), HOME DEPOT(2023)
232	SNELLVILLE, GA(ECKERD)	ECKERD DRUG STORE #2320 3295 CENTERVILLE HWY	Atlanta	1997	2007	100.00%	10,594	10,594	199,601
233	STONE MOUNTAIN, GA	RIVERCLIFF VILLAGE STONE MOUNTAIN HIGHWAY STONE M	Atlanta	1999	1993	100.00%	2,000	2,000	46,200
234	STONE MOUNTAIN, GA (DESHON)	DESHON PLAZA 380 N. DESHON ROAD	Atlanta	1994	2007	20.00%	64,055	64,055	623,084	PUBLIX SUPER MARKETS(2014)
235	SUWANEE, GA(CROSS)	SUWANEE CROSSROADS (TIAA) LAWRENCEVILLE ROAD & SATELLITE BLVD	Atlanta	2002	2007	15.00%	69,600	69,600	897,105
236	SUWANEE, GA(JOHNS)	JOHNS CREEK TOWNE CENTER 3630 PEACHTREE PARKWAY SUWANEE	Atlanta	2001/2004	2003	100.00%	285,336	285,336	3,766,447	BORDERS(2021), PETSMART(2020), KOHL’S(2022), MICHAEL’S(2011), STAPLES(2016), SHOE GALLERY(2014)
237	SUWANNEE, GA(SHOPS)	THE SHOPS AT JOHNS CREEK 4090 JOHNS CREEK PKY	Atlanta	1997	2007	20.00%	18,200	18,200	314,732
238	SYLVANIA, GA	BI-LO — SYLVANIA 1129 W OGEECHEE ST	Athens	2002	2007	100.00%	36,000	36,000	378,000	BI-LO(2023)
239	TUCKER, GA	COFER CROSSING 4349-4375 LAWRENCEVILLE HWY	Atlanta	1998/2003	2003	20.00%	130,832	279,020	1,293,462	GOODY’S(2014), KROGER(2019), WALMART(NOT OWNED)
240	TYRONE, GA	SOUTHAMPTON VILLAGE NWC OF HIGHWAY 74 & SWANSON ROAD	Atlanta	2003	2007	20.00%	77,956	77,956	908,923	PUBLIX SUPER MARKETS(2023)
241	UNION CITY, GA	SHANNON SQUARE 4720 JONESBORO ROAD	Atlanta	1986	2003	100.00%	100,002	181,954	565,454	WAL-MART(NOT OWNED)
242	WARNER ROBBINS, GA(LOWE’S)	LOWE’S HOME IMPROVEMENT 2704 WATSON BLVD.	Warner Robins	2000	2007	100.00%	131,575	131,575	910,000	LOWE’S(2017)
243	WARNER ROBINS, GA	WARNER ROBINS PLACE 2724 WATSON BOULEVARD	Warner Robins	1997	2003	100.00%	107,941	459,700	1,241,352	T.J. MAXX(2010), STAPLES(2016), LOWES(NOT OWNED), WAL-MART(NOT OWNED)
244	WARNER ROBINS, GA(CITY)	CITY CROSSING (TIAA) WATSON BLVD & CARL VINSON PKWY	Warner Robins	2001	2007	15.00%	190,433	190,433	1,742,765	MICHAEL’S(2011), ROSS DRESS FOR LESS(2012)
245	WOODSTOCK, GA	WOODSTOCK PLACE 10029 HIGHWAY 928	Atlanta	1995	2003	100.00%	44,691	44,691	324,233
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
246	WOODSTOCK, GA(SQUARE)	WOODSTOCK SQUARE (TIAA) 120-142 WOODSTOCK SQ	Atlanta	2001	2007		15.00%	218,859	566,859	2,862,610	OFFICE MAX(2017), OLD NAVY(2012), KOHL’S(2022)

Idaho
247	IDAHO FALLS, ID (DDRC)	COUNTRY CLUB MALL 1515 NORTHGATE MILE	Idaho Falls	1976/1992/1997	1998		100.00%	148,593	306,201	750,828	OFFICE MAX(2011), WORLD GYM(2008), FRED MEYER, INC.(NOT OWNED)
248	MERIDIAN, ID	MERIDIAN CROSSROADS EAGLE AND FAIRVIEW ROAD	Boise	1999/2001/2002/2003/ 2004	1	*	100.00%	461,023	731,482	6,232,157	BED BATH & BEYOND(2011), OLD NAVY(2010), SHOPKO(2020), OFFICE DEPOT(2010), ROSS DRESS FOR LESS(2012), MARSHALLS(2012), SPORTSMAN’S WAREHOUSE(2015), CRAFT WAREHOUSE(2013), WALMART(NOT OWNED)

Illinois
249	DEER PARK, IL	DEER PARK TOWN CENTER 20530 NORTH RAND RD	Chicago	2000/2004	1	*	24.75%	287,377	391,572	7,227,975	GAP # 581(2010), BARNES & NOBLE(NOT OWNED), CENTURY CINEMAS(NOT OWNED), PIER 1 IMPORTS(201), BANANA REPUBLIC(2010), POTTERY BARN KIDS(2012), POTTERY BARN(2013), RESTORATION HARDWARE(2010), EDDIE BAUER HOME(2011), EDDIE BAUER SPORTSWEAR(2011), COLDWATER CREEK(2010), J.CREW(2011), ANN TAYLOR(2011), TALBOTS/TALBOTS PETITES(2011), WILLIAMS-SONOMA(2013), JOSEPH A. BANKCLOTHERS(2011), CALIFORNIA PIZZA KITCHEN(2013), BATH AND BODY WORKS(2011), J.JILL(2013), BOMBAY(2007), AMER ICAN EAGLE(2007), VICTORIA’s SECRET(2007)
250	MCHENRY, IL	THE SHOPS AT FOX RIVER 3340 SHOPPERS DRIVE	Chicago	2006	1	*	100.00%	141,902	141,902	1,951,537	DICK’S SPORTING GOODS(2018), PETSMART(2017), BED BATH & BEYOND(2017), BEST BUY(2018)
251	MOUNT VERNON, IL	TIMES SQUARE MALL 42ND AND BROADWAY	Mount Vernon	1974/1998/2000	1993		100.00%	269,328	269,328	1,008,030	SEARS(2013), GOODY’S(2015), J.C. PENNEY(2007)
252	ORLAND PARK, IL	MARLEY CREEK SQUARE 179TH ST. & WOLF ROAD	Chicago	2006	2006		50.00%	57,927	62,827	646,943
253	ORLAND PARK, IL (HOME DEPOT)	HOME DEPOT CENTER 15800 HARLEM AVENUE	Chicago	1987/1993	2004		100.00%	149,498	149,498	1,445,194	HOME DEPOT(2012)
254	ROCKFORD, IL	WALGREENS — ROCKFORD 2525 S. ALPINE ROAD	Rockford	1998/1999	2007		100.00%	14,725	14,725	350,000
255	ROSCOE, IL	HILANDER VILLAGE 4860 HONONEGAH ROAD	Rockford	1994	2007		20.00%	125,623	125,623	992,938	KROGER(2020)
256	SCHAUMBURG, IL	WOODFIELD VILLAGE GREEN 1325 SOUTH ARLINGTON HEIGHTS RD	Chicago	1993/1998/2002	1995		14.50%	508,815	674,504	8,623,641	CIRCUIT CITY(2009), OFF 5TH(2011), PETSMART(2014), HOMEGOODS(2014), OFFICE MAX(2010), CONTAINER STORE(2011), FILENE’S BASEMENT(2014), MARSHALLS(2009), NORDSTROM RACK(2009), BORDERS(2009), EXPO DESIGN CENTER(2019), PRAIRIE ROCK RESTAURANT(NOT OWNED), COSTCO(NOT OWNED)
257	SKOKIE, IL	VILLAGE CROSSING (TIAA) 5507 W. TOUHY AVE	Chicago	1989	2007		15.00%	434,973	434,973	7,355,300	MICHAEL’S(2013), BED BATH & BEYOND(2013), OFFICE MAX(2015), BEST BUY(2009), CROWN THEATRES(2021), BARNES & NOBLE(2009)

Indiana
258	BEDFORD, IN	TOWN FAIR CENTER 1320 JAMES AVENUE	Bedford	1993/1997	2	*	100.00%	223,431	223,431	1,138,632	K MART(2008), GOODY’S(2008), J.C. PENNEY(2008)
259	EVANSVILLE, IN(EAST)	EAST LLOYD COMMONS 6300 E. LLOYD EXPWY	Evansville	2005	2007		100.00%	159,682	159,682	2,186,664	GORDMAN’S(2015), MICHAEL’S(2015), BEST BUY(2016)
260	HIGHLAND, IN	HIGHLAND GROVE SHOPPING CENTER HIGHWAY 41 & MAIN STREET	Chicago	1995/2001	1996		20.00%	312,546	524,410	3,581,352	MARSHALLS(2011), KOHL’S(2016), CIRCUIT CITY(2016), OFFICE MAX(2012), TARGET(NOT OWNED), JEWEL(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
261	INDIANAPOLIS, IN	GLENLAKE PLAZA 2629 E. 65TH STREET	Indianapolis	1980	2007		20.00%	102,549	102,549	774,903	KROGER(2020)
262	LAFAYETTE, IN	PARK EAST MARKETPLACE 4205 — 4315 COMMERCE DRIVE	Lafayette	2000	2003		100.00%	35,100	243,850	382,550	WAL MART(NOT OWNED)
263	SOUTH BEND, IN	BROADMOOR PLAZA 1217 E. IRELAND ROAD	South Bend	1987	2007		20.00%	114,968	114,968	1,262,023	KROGER(2020)

Iowa
264	CEDAR RAPIDS, IA	NORTHLAND SQUARE 303 -367 COLLINS ROAD, NE	Cedar Rapids	1984	1998		100.00%	187,068	207,405	1,885,609	T.J. MAXX(2010), OFFICE MAX(2010), BARNES & NOBLE(2010), KOHL’S(2021)
265	OTTUMWA, IA	QUINCY PLACE MALL 1110 QUINCY AVENUE	Ottumwa	1990/1999/2002	1/2	*	100.00%	241,427	426,599	1,266,438	HERBERGER’S(2020), J.C. PENNEY(2010), GOODY’S(2014), TARGET(NOT OWNED)

Kansas
266	LEAWOOD, KS	TOWN CENTER PLAZA 5000 W 119TH STREET	Kansas City	1996/2002	1998		100.00%	309,423	491,794	8,312,633	BARNES & NOBLE #2668(2011), COLDWATER CREEK(2009), LIMITED/LIMITED TOO(2009), VICTORIA’S SECRET(2009), EXPRESS/BATH&BODY/STRUCTURE(2009), GAP/GAP BODY(2008), GAP KIDS(2005), J.JILL(2013), POTTERY BARN(2009), WILLIAMS-SONOMA(2009), AMERICAN EAGLE(2013), PACIFIC SUNWEAR(2012), BRAVO CUCINA ITALIANA(2013), RESTORATION HARDWARE(2012), HOULIHANS(2025), BRISTOL SEAFOOD BAR & GRILL(2011), BOMBAY(2006),THE JONES STORE(2009)
267	MERRIAM, KS	MERRIAM TOWN CENTER 5700 ANTIOCH ROAD	Kansas City	1998/2004	1	*	14.50%	351,244	473,750	4,200,000	CINEMARK(2018), OFFICE MAX(2013), PETSMART(2019), HEN HOUSE(2018), MARSHALLS(2008), DICK’S SPORTING GOODS(2016), HOME DEPOT #2202(NOT OWNED)
268	OVERLAND PARK, KS(POINTE)	OVERLAND POINTE MARKETPLACE INTER 135 & ANTIOCH ROAD	Kansas City	2001/2004	2003		14.50%	42,632	361,759	881,875	BABIES R US(NOT OWNED), HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED)
269	WICHITA, KS (EASTGATE)	EASTGATE PLAZA SOUTH ROCK ROAD	Wichita	1955	2002		100.00%	203,997	253,997	2,086,647	OFFICE MAX(2010), T.J. MAXX(2011), BARNES & NOBLE(2012), KCBB, INC BURLINGTON(NOT OWNED)

Kentucky
270	LEXINGTON, KY (NORTH)	NORTH PARK MARKETPLACE 524 WEST NEW CIRCLE	Lexington	1998	2003		100.00%	46,647	228,878	641,524	STAPLES(2016), WAL MART(NOT OWNED)
271	LEXINGTON, KY (SOUTH)	SOUTH FARM MARKETPLACE MAN-O-WAR BOULEVARD AND NICHOL	Lexington	1998	2003		100.00%	27,643	344,280	595,780	WAL MART(NOT OWNED), LOWE’S(NOT OWNED)
272	LOUISVILLE, KY (OUTER LOOP)	OUTER LOOP PLAZA 7505 OUTER LOOP HIGHWAY	Louisville	1973/1989/1998	2004		100.00%	120,777	120,777	645,469	VALU DISCOUNT(2009)
273	RICHMOND, KY	CARRIAGE GATE 833-847 EASTERN BY-PASS	Lexington	1992	2003		100.00%	158,041	229,313	370,835	FOOD LION(2017), OFFICE DEPOT(2016), BALLARD’S(NOT OWNED)

Louisiana
274	COVINGTON, LA	COVINGTON CORNERS 782 NORTH HGHWY 190	New Orleans	1999	2007		100.00%	15,590	15,590	249,440

Maine
275	BRUNSWICK, ME	COOK’S CORNERS 172 BATH ROAD	Augusta	1965	1997		100.00%	301,992	310,229	2,591,298	HOYTS CINEMAS(2010), BRUNSWICK BOOKLAND(2014), BIG LOTS(2013), T.J. MAXX(2010), SEARS(2012)

Maryland
276	BOWIE, MD	DUVALL VILLAGE 4825 GLENN DALE ROAD	Washington, DC	1998	2007		100.00%	88,022	88,022	1,449,207	SUPER FRESH(2020)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
277	GLEN BURNIE, MD	HARUNDALE PLAZA 7440 RITCHIE HIGHWAY	Washington, DC	1999	2007		20.00%	217,619	217,619	2,554,802	A & P COMPANY(2019), A.J. WRIGHT(2009), VALUE CITY(2015)
278	HAGERSTOWN, MD	VALLEY PARK COMMONS 1520 WESEL BLVD.	Hagerstown	1993/2006	2007		100.00%	88,079	88,079	1,045,245	OFFICE DEPOT(2016)
279	SALISBURY, MD	THE COMMONS E. NORTH POINT DRIVE	Salisbury	2000	2006		100.00%	126,135	350,012	1,691,852	BEST BUY(2013), MICHAEL’S(2009), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)
280	UPPER MARLBORO, MD	LARGO TOWNE CENTER 950 LARGO CENTER DR	Washington, DC	1991	2007		20.00%	260,797	384,048	3,006,812	SHOPPERS FOOD WAREHOUSE(2009), MARSHALLS(2011), REGENCY FURNITURE(2017)
281	WHITE MARSH, MD	COSTCO PLAZA (TIAA) 9919 PULASKI HWY	Washington, DC	1987/1992	2007		15.00%	227,811	250,311	1,611,333	COSTCO WHOLESALE(2011), PETSMART(2010), SPORTS AUTHORITY(2011), HOME DEPOT(2040), PEP BOYS(NOT OWNED)

Massachusetts
282	EVERETT, MA	GATEWAY CENTER 1 MYSTIC VIEW ROAD	Boston	2001	1	*	100.00%	222,287	639,807	4,267,083	BED BATH & BEYOND(2011), OLD NAVY(2011), OFFICE MAX(2020), BABIES R US(2013), MICHAEL’S(2012), TARGET #1229(NOT OWNED), COSTCO(NOT OWNED)
283	FRAMINGHAM, MA	SHOPPER’S WORLD 1 WORCESTER ROAD	Boston	1994	1995		14.50%	769,276	778,701	14,494,249	TOYS R US(2020), MACY’S(2020), T.J. MAXX(2010), BABIES R US(2013), DSW SHOE WAREHOUSE(2012), A.C. MOORE(2012), MARSHALLS(2011), BOB’S STORES(2011), LINENS ‘N THINGS(2011), SPORTS AUTHORITY(2015), PETSMART(2011), BEST BUY(2014), BARNES & NOBLE(2011), AMC THEATRE(2014), KOHL’S(2010)
284	SEEKONK, MA	SEEKONK TOWN CENTER 95 HIGHLAND AVE	Providence	2003	2007		100.00%	80,713	80,713	903,147	STOP & SHOP(2026)
285	WEST SPRINGFIELD, MA	RIVERDALE SHOPS 935 RIVERDALE STREET	Springfield	1985/2003	2007		20.00%	273,307	273,307	3,080,259	KOHL’S(2024), STOP & SHOP(2016)
286	WORCESTER, MA	WAL-MART/SAM’S CLUB 301 BARBER AVE	Worcester	1998	2007		100.00%	107,929	107,929	1,116,581	SAM’S CLUB(2013)

Michigan
287	BAD AXE, MI	HURON CREST PLAZA 850 NORTH VAN DYKE ROAD	Bad Axe	1991	1993		100.00%	63,415	134,574	136,808	WAL-MART(NOT OWNED)
288	BENTON HARBOR, MI	FAIRPLAIN PLAZA 1000 NAPIER AVE	Benton Harbor	1998	2006		20.00%	222,739	413,399	1,723,966	OFFICE DEPOT(2008), T.J. MAXX(2009), TARGET(NOT OWNED), KOHL’S(NOT OWNED)
289	CHEBOYGAN, MI	KMART SHOPPING PLAZA 1109 EAST STATE	Cheboygan	1988	1994		100.00%	70,076	145,827	266,688	K MART(2010), Kmart(NOT OWNED)
290	DEARBORN HEIGHTS, MI	WALGREENS — DEARBORN HEIGHTS 8706 N. TELEGRAPH RD	Detroit	1998/1999	2007		100.00%	13,905	13,905	385,510
291	DETROIT, MI	BELAIR CENTER 8400 E. EIGHT MILE ROAD	Detroit	1989/2002	1998		100.00%	343,619	450,349	2,505,827	TARGET(NOT OWNED)
292	GAYLORD, MI	PINE RIDGE SQUARE 1401 WEST MAIN STREET	Gaylord	1991/2004	1993		100.00%	150,203	150,203	690,125	DUNHAM’S SPORTING GOODS(2011), BIG LOTS(2010), BUY LOW(2011)
293	GRANDVILLE, MI	GRANDVILLE MARKETPLACE INTERSECTN 44TH ST & CANAL AVE	Grand Rapids	2003	2003		14.50%	201,726	352,098	2,588,453	CIRCUIT CITY(2017), LINENS ‘N THINGS(2013), GANDER MOUNTAIN(2016), OFFICE MAX(2013), LOWE’S(NOT OWNED)
294	HOUGHTON, MI	COPPER COUNTRY MALL HIGHWAY M26	Houghton	1981/1999	1/2	*	100.00%	257,863	257,863	985,237	STEVE & BARRY’S(2013), J.C. PENNEY(2010), OFFICE MAX(2014)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
295	HOWELL, MI	GRAND RIVER PLAZA 3599 EAST GRAND RIVER	Howell	1991	1993		100.00%	215,047	215,047	1,296,740	ELDER-BEERMAN(2011), DUNHAM’S SPORTING GOODS(2011)
296	LANSING, MI	THE MARKETPLACE AT DELTA TOWNS 8305 WEST SAGINAW HWY 196 RAMP	Lansing	2000/2001	2003		100.00%	135,697	489,104	1,403,716	MICHAEL’S(2011), GANDER MOUNTAIN(2015), STAPLES(2016), PETSMART(2016), LOWE’S(NOT OWNED), WAL MART(NOT OWNED)
297	LIVONIA, MI	WALGREENS — LIVONIA 29200 6 MILE ROAD	Detroit	1998/1999	2007		100.00%	13,905	13,905	269,061
298	MILAN, MI	MILAN PLAZA 531 W. MAIN STREET	Detroit	1955	2007		20.00%	65,764	68,964	296,562	KROGER(2020)
299	MT. PLEASANT, MI	INDIAN HILLS PLAZA 4208 E BLUE GRASS ROAD	Mt. Pleasant	1990	2	*	100.00%	249,680	249,680	713,175	T.J. MAXX(2014), KROGER(2011)
300	PORT HURON, MI	WALGREENS NWC 10TH STREET & OAK STREET	Detroit	2000	2007		100.00%	15,120	15,120	359,856
301	SAULT ST. MARIE, MI	CASCADE CROSSINGS 4516 I-75 BUSINESS SPUR	Sault St. Marie	1993/1998	1994		100.00%	270,761	270,761	1,736,142	WAL-MART(2012), J.C. PENNEY(2008), DUNHAM’S SPORTING GOODS(2011), GLEN’S MARKET(2013)
302	WALKER, MI (ALPINE AVE)	GREEN RIDGE SQUARE II 3410 ALPINE AVENUE	Grand Rapids	1991/1995	2004		100.00%	91,749	91,749	930,669	CIRCUIT CITY(2010), BED BATH & BEYOND(2015)
303	WALKER, MI (GRAND RAPIDS)	GREEN RIDGE SQUARE 3390-B ALPINE AVE NW	Grand Rapids	1989	1995		100.00%	133,538	303,447	1,622,716	T.J. MAXX(2011), OFFICE DEPOT(2010), TARGET(NOT OWNED), TOYS R US(NOT OWNED)
304	WESTLAND, MI	WALGREENS — WESTLAND 7210 N. MIDDLEBELT	Detroit	2005	2007		100.00%	13,905	13,905	285,053

Minnesota
305	BEMIDJI, MN	PAUL BUNYAN MALL 1201 PAUL BUNYAN DRIVE	Bemidji	1977/1998	2	*	100.00%	297,803	297,803	1,531,014	K MART(2007), HERBERGER’S(2010), J.C. PENNEY(2008)
306	BRAINERD, MN	WESTGATE MALL 1200 HIGHWAY 210 WEST	Brainerd	1985/1998	1/2	*	100.00%	260,319	260,319	1,803,969	STEVE & BARRY’S(2013), HERBERGER’S(2013), MOVIES 10(2011)
307	COON RAPIDS, MN	RIVERDALE VILLAGE 12921 RIVERDALE DRIVE	Minneapolis	1999/2001/2002/2003	1	*	14.50%	551,867	940,371	8,956,376	KOHL’S(2020), JO-ANN STORES(2010), BORDERS(2023), LINENS ‘N THINGS(2016), OLD NAVY(2012), SPORTSMAN’S WAREHOUSE(2017), BEST BUY(2013), DSW SHOE WAREHOUSE(2016), J.C. PENNEY(NOT OWNED)
308	EAGAN, MN	EAGAN PROMENADE 1299 PROMENADE PLACE	Minneapolis	1997/2001	1997		50.00%	278,211	342,014	3,611,722	BYERLY’S(2016), PETSMART(2018), BARNES & NOBLE(2012), OFFICE MAX(2013), T.J. MAXX(2013), BED BATH & BEYOND(2012), ETHAN ALLEN FURNITURE(NOT OWNED)
309	HUTCHINSON, MN	HUTCHINSON MALL 1060 SR 15	Minneapolis	1981	1/2	*	100.00%	121,001	209,843	506,885	J.C. PENNEY(2011), HENNEN’S FURNITURE(NOT OWNED)
310	MINNEAPOLIS, MN (MAPLE GROVE)	MAPLE GROVE CROSSING WEAVER LAKE ROAD & I-94	Minneapolis	1995/2002	1996		50.00%	265,957	354,321	3,055,508	KOHL’S(2016), BARNES & NOBLE(2011), GANDER MOUNTAIN(2011), MICHAEL’S(2012), BED BATH & BEYOND(2012), CUB FOODS(NOT OWNED)
311	ST. PAUL, MN	MIDWAY MARKETPLACE 1450 UNIVERSITY AVENUE WEST	St. Paul	1995	1997		14.50%	324,354	473,596	2,686,390	WAL-MART(2022), CUB FOODS(2015), PETSMART(2011), MERVYN’S(2016), HERBERGER’S(NOT OWNED), BORDERS BOOKS AND MUSIC(NOT OWNED)
312	WORTHINGTON, MN	NORTHLAND MALL 1635 OXFORD STREET	Worthington	1977	1/2	*	100.00%	185,658	185,658	477,243	J.C. PENNEY(2012), HY VEE FOOD STORES(2011)

Mississippi
313	GULFPORT, MS	CROSSROADS CENTER CROSSROADS PARKWAY	Gulfport	1999	2003		100.00%	426,807	532,250	5,282,211	ACADEMY SPORTS(2015), BED BATH & BEYOND(2014), GOODY’S(2011), T.J. MAXX(2009), CINEMARK(2019), OFFICE DEPOT(2014), BARNES & NOBLE(2014), BELK’S(NOT OWNED)
314	JACKSON, MS(JUNCTION)	THE JUNCTION 6351 I-55 NORTH3	Jackson	1996	2003		100.00%	107,780	326,319	1,178,174	PETSMART(2012), OFFICE DEPOT(2016), TARGET(NOT OWNED), HOME DEPOT(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
315	OXFORD, MS	OXFORD PLACE 2015 — 2035 UNIVERSITY AVENUE	Oxford	2000	2003		20.00%	13,200	71,866	333,632	KROGER(NOT OWNED)
316	STARKVILLE, MS	STARKVILLE CROSSING 882 HIGHWAY 12 WEST	Starkville	1999/2004	1994		100.00%	133,691	268,254	915,810	J.C. PENNEY(2010), KROGER(2042), LOWE’S(NOT OWNED)
317	TUPELO, MS	BIG OAKS CROSSING 3850 N GLOSTER ST	Tupelo	1992	1994		100.00%	348,236	348,236	1,929,781	SAM’S CLUB(2012), GOODY’S(2007), WAL-MART(2012)

Missouri
318	ARNOLD, MO	JEFFERSON COUNTY PLAZA VOGEL ROAD	St. Louis	2002	1	*	50.00%	42,091	290,147	483,730	HOME DEPOT(NOT OWNED), TARGET(NOT OWNED)
319	FENTON, MO	FENTON PLAZA GRAVOIS & HIGHWAY 141	Fenton	1970/1997	1/2	*	100.00%	93,420	100,420	935,708
320	INDEPENDENCE, MO	INDEPENDENCE COMMONS 900 EAST 39TH STREET	Independence	1995/1999	1995		14.50%	386,066	403,166	5,021,708	KOHL’S(2016), BED BATH & BEYOND(2012), MARSHALLS(2012), BEST BUY(2016), BARNES & NOBLE(2011), AMC THEATRE(2015)
321	KANSAS CITY, MO (WARD PARKWAY)	WARD PARKWAY 8600 WARD PARKWAY	Kansas City	1959/2004	2003		20.00%	358,373	681,878	5,325,723	DICK’S SPORTING GOODS(2016), 24 HOUR FITNESS(2023), PETSMART(2016), STEVE & BARRY’S(2014), AMC THEATRE(2011), OFF BROADWAY SHOES(2015), T.J. MAXX(2013), DILLARD’S(NOT OWNED), TARGET(NOT OWNED)
322	SPRINGFIELD, MO (MORRIS)	MORRIS CORNERS 1425 EAST BATTLEFIELD	Springfield	1989	1998		100.00%	56,033	56,033	491,757	TOYS R US(2013)
323	ST. JOHN, MO	ST JOHN CROSSING 9000-9070 ST. CHARLES ROCK ROA	St. Louis	2003	2003		100.00%	88,450	93,513	1,016,757	SHOP ‘N SAVE(2022)
324	ST. LOUIS, MO (PLZ SUNSET)	PLAZA AT SUNSET HILL 10980 SUNSET PLAZA	St. Louis	1997	1998		100.00%	415,435	450,938	5,585,035	TOYS R US(2013), COMPUSA(2013), BED BATH & BEYOND(2012), MARSHALLS(2012), HOME DEPOT(2023), PETSMART(2012), BORDERS(2011)
325	ST. LOUIS, MO (SOUTHTOWNE)	SOUTHTOWNE KINGS HIGHWAY & CHIPPEWA	St. Louis	2004	1998		100.00%	69,992	69,992	1,092,246	OFFICE MAX(2014)
326	ST. LOUIS, MO (BRENTWOOD)	PROMENADE AT BRENTWOOD 1 BRENTWOOD PROMENADE COURT	St. Louis	1998	1998		100.00%	299,584	299,584	4,022,889	TARGET(2023), BED BATH & BEYOND(2009), PETSMART(2014), LANE HOME FURNISHINGS(2013)
327	ST. LOUIS, MO (GRAVOIS VILLAGE)	GRAVOIS VILLAGE 4523 GRAVOIS VILLAGE PLAZA	St. Louis	1983	1998		100.00%	110,992	114,992	558,492	K MART(2008)
328	ST. LOUIS, MO (OLYMPIC OAKS)	OLYMPIC OAKS VILLAGE 12109 MANCHESTER ROAD	St. Louis	1985	1998		100.00%	92,372	92,372	1,352,325	T.J. MAXX(2008)

Nevada
329	CARSON CITY, NV	EAGLE STATION 3871 S CARSON STREET	Reno	1983	2005		50.00%	60,494	60,494	543,660	MERVYN’S(2020)
330	LAS VEGAS, NV(LOMA)	LOMA VISTA SHOPPING CENTER 4700 MEADOWS LANE	Las Vegas	1979	2005		50.00%	75,687	75,687	765,000	MERVYN’S(2020)
331	LAS VEGAS, NV(NELLIS)	NELLIS CROSSING SHOPPING 1300 S NELLIS BLVD.	Las Vegas	1986	2005		50.00%	76,016	76,016	683,400	MERVYN’S(2020)
332	RENO, NV(SIERRA)	SIERRA TOWN CENTER 6895 SIERRA CENTER PARKWAY	Reno	2002	2005		50.00%	79,239	79,239	623,220	MERVYN’S(2020)
333	RENO, NV.	RENO RIVERSIDE EAST FIRST STREET AND SIERRA	Reno	2000	2000		100.00%	52,474	52,474	696,899	CENTURY THEATRE(2014)
334	SW LAS VEGAS, NV	GRAND CANYON PARKWAY S. C. 4265 S. GRAND CANYON DRIVE	Las Vegas	2003	2005		50.00%	79,294	79,294	890,460	MERVYN’S(2020)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
New Jersey
335	BRICK, NJ	BRICK CENTER PLAZA 51 CHAMBERS BRIDGE ROAD	New York City	1999	2007		100.00%	114,028	114,028	1,848,403	BEST BUY(2015), BED BATH & BEYOND(2010), SEAMANS FURNITURE STORE(2011)
336	EAST HANOVER, NJ(PLAZA)	EAST HANOVER PLAZA 154 STATE ROUTE 10	New York City	1994	2007		100.00%	97,500	97,500	1,764,383	BRANCH BROOK POOL & PATIO(2017), SPORTS AUTHORITY(2012)
337	EAST HANOVER, NJ(SONY)	SONY THEATRE COMPLEX 145 STATE ROUTE 10	New York City	1993	2007		100.00%	20,737	43,404	1,023,336	LOEWS(NOT OWNED)
338	EDGEWATER, NJ	EDGEWATER TOWN CENTER 905 RIVER ROAD	New York City	2000	2007		100.00%	77,508	77,508	1,740,232	WHOLE FOODS(2020)
339	FREEHOLD, NJ	FREEHOLD MARKETPLACE NJ HWY 33 & W. MAIN ST(RT537)	Freehold	2005	1	*	100.00%	0	307,270	140,000	WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)
340	HAMILTON, NJ	HAMILTON MARKETPLACE NJ STATE HWY 130 & KLOCKNER RD	Trenton	2004	2003		100.00%	446,940	935,620	7,910,993	STAPLES(2015), KOHL’S(2023), LINENS ‘N THINGS(2014), MICHAEL’S(2013), ROSS DRESS FOR LESS(2014), SHOPRITE(2028), BARNES & NOBLE(2014), WALMART(NOT OWNED), BJ’S WHOLESALE(NOT OWNED), LOWE’S(NOT OWNED)
341	JERSEY CITY, NJ	440 COMMONS 440 STATE RTE #440	New York City	1997	2007		100.00%	162,533	162,533	1,648,075	HOME DEPOT(2018), SEAMANS FURNITURE STORE(2009)
342	LUMBERTON, NJ	CROSSROADS PLAZA 1520 ROUTE 38	Philadelphia	2003	2007		20.00%	89,627	89,627	1,536,847	SHOPRITE(2024)
343	MAYS LANDING, NJ (HAMILTON)	HAMILTON COMMONS 4215 BLACK HORSE PIKE	May Landing	2001	2004		100.00%	398,870	398,870	5,684,812	REGAL CINEMAS(2021), ROSS DRESS FOR LESS(2012), BED BATH & BEYOND(2017), MARSHALLS(2012), SPORTS AUTHORITY(2015), CIRCUIT CITY(2020)
344	MAYS LANDING, NJ (WRANGLEBORO)	WRANGLEBORO CONSUMER SQUARE 2300 WRANGLEBORO ROAD	Mays Landing	1997	2004		100.00%	839,019	839,019	9,696,127	BEST BUY(2017), BORDERS(2017), KOHL’S(2018), STAPLES(2012), BABIES R US(2013), BJ’S WHOLESALE CLUB(2016), DICK’S SPORTING GOODS(2013), LINENS ‘N THINGS(2012), MICHAEL’S(2008), TARGET(2023), PETSMART(2013)
345	MT. LAUREL, NJ	CENTERTON SQUARE CENTERTON ROAD & MARTER AVE	Philadelphia	2005	1	*	10.00%	280,067	709,863	6,671,795	BED BATH & BEYOND(2015), PETSMART(2015), DSW SHOE WAREHOUSE(2015), JO-ANN STORES(2015), T.J. MAXX(2015), SPORTS AUTHORITY(2016), TARGET(NOT OWNED), COSTCO(NOT OWNED), WEGMANS(NOT OWNED)
346	PRINCETON, NJ	NASSAU PARK SHOPPING CENTER ROUTE 1 & QUAKER BRIDGE ROAD	Trenton	1995	1997		100.00%	289,452	798,261	5,671,022	BORDERS(2011), BEST BUY(2012), LINENS ‘N THINGS(2011), PETSMART(2011), BABIES R US(2016), TARGET(NOT OWNED), WALMART(NOT OWNED), HOME DEPOT(NOT OWNED), SAM’S CLUB(NOT OWNED)
347	PRINCETON, NJ (PAVILION)	NASSAU PARK PAVILION ROUTE 1 AND QUAKER BRIDGE ROAD	Trenton	1999/2004	1	*	100.00%	202,622	436,387	3,972,678	DICK’S SPORTING GOODS(2015), MICHAEL’S(2009), KOHL’S(2019), WEGMAN’S FOOD MARKETS, INC.(NOT OWNED), TARGET(NOT OWNED)
348	UNION, NJ	ROUTE 22 RETAIL SHOPPING CENTE 2700 US HWY 22 E	New York City	1997	2007		100.00%	110,453	110,453	1,388,842	CIRCUIT CITY(2018), BABIES R US(2017)
349	WEST LONG BRANCH, NJ(MONMOUTH)	MONMOUTH CONSUMER CENTER 310 STATE HIGHWAY #36	West Long Branch	1993	2004		100.00%	292,999	292,999	4,043,887	SPORTS AUTHORITY(2012), BARNES & NOBLE(2009), PETSMART(2008), HOME DEPOT(2013)
350	WEST PATERSON, NJ	WEST FALLS PLAZA 1730 ROUTE 46	New York City	1995	2007		20.00%	81,261	88,913	1,917,571	A & P COMPANY(2021)

New Mexico
351	LOS ALAMOS, NM	MARI MAC VILLAGE 800 TRINITY DRIVE	Los Alamos	1978/1997	1/2	*	100.00%	93,021	93,021	662,544	SMITH’S FOOD & DRUG(2012), SMITH’S FOOD & DRUG(2008), BEALLS(2009)

New York
352	AMHERST, NY (BOULEVARD)	BOULEVARD CONSUMER SQUARE 1641-1703 NIAGARA FALLS BLVD	Buffalo	1998/2001/2003	2004		100.00%	557,403	692,565	6,119,769	TARGET(2019), K MART(2008), BABIES R US(2015), BARNES & NOBLE(2014), BEST BUY(2016), BED BATH & BEYOND(2018), A.C. MOORE(2013)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
353	AMHERST, NY (BURLINGTON/JOANN)	BURLINGTON PLAZA 1551 NIAGARA FALLS BOULEVARD	Buffalo	1978/1982/1990/1998	2004	100.00%	199,504	199,504	2,055,130	BURLINGTON COAT FACTORY(2014), JO-ANN STORES(2014)
354	AMHERST, NY (SHERIDAN/HARLEM)	SHERIDAN HARLEM PLAZA 4990 HARLEM ROAD	Buffalo	1960/1973/1982/1988/ 2003	2004	100.00%	58,413	58,413	659,774
355	AMHERST, NY (TOPS ROBINSON)	TOPS PLAZA — AMHERST 3035 NIAGRA FALLS BLVD.	Buffalo	1986	2004	20.00%	145,192	145,192	1,145,925	TOPS MARKETS(2010)
356	AMHERST, NY (TOPS)	TOPS PLAZA — TRANSIT/N. FRENCH 9660 TRANSIT ROAD	Buffalo	1995/1998	2004	100.00%	114,177	114,177	1,116,521	TOPS MARKETS(2016)
357	AMHERST, NY(ECKERD)	ECKERD DRUG STORE #5018 2545 MILLERSPORT HWY	Buffalo	2000	2007	100.00%	10,908	10,908	250,489
358	ARCADE, NY (TOPS)	TOPS PLAZA-ARCADE ROUTE 39	Buffalo	1995	2004	10.00%	65,915	65,915	662,409	TOPS MARKETS(2015)
359	AVON, NY (TOPS)	TOPS PLAZA-AVON 270 E. MAIN STREET	Rochester	1997/2002	2004	10.00%	63,288	63,288	454,162	TOPS MARKETS(2017)
360	BATAVIA, NY (BJS)	BJS PLAZA 8326 LEWISTON ROAD	Rochester	1996	2004	14.50%	95,846	95,846	825,621	BJ’S WHOLESALE CLUB(2016)
361	BATAVIA, NY (COMMONS)	BATAVIA COMMONS 419 WEST MAIN ST	Rochester	1990	2004	14.50%	49,431	49,431	509,431
362	BATAVIA, NY (MARTIN’S PLAZA)	MARTIN’S PLAZA 8351 LEWISTON ROAD	Rochester	1994	2004	14.50%	37,140	115,161	496,328	MARTIN’S(NOT OWNED)
363	BIG FLATS, NY (BIG FLATS I)	BIG FLATS CONSUMER SQUARE 830 COUNTY ROUTE 64	Elmira	1993/2001	2004	100.00%	641,264	641,264	6,078,548	DICK’S SPORTING GOODS(2008), WAL-MART(2013), SAM’S CLUB(2013), TOPS MARKETS(2013), BED BATH & BEYOND(2014), MICHAEL’S(2010), OLD NAVY(2009), STAPLES(2011), BARNES & NOBLE(2011), T.J. MAXX(2013)
364	BUFFALO, NY (ELMWOOD)	ELMWOOD REGAL CENTER 1951 — 2023 ELMWOOD AVENUE	Buffalo	1997	2004	100.00%	133,940	133,940	1,524,235	REGAL CINEMAS(2017), OFFICE DEPOT(2012)
365	BUFFALO, NY (MARSHALLS)	MARSHALLS PLAZA 2150 DELAWARE AVENUE	Buffalo	1960/1975/1983/1995	2004	100.00%	82,196	82,196	801,006	MARSHALLS(2009)
366	BUFFALO, NY(DELAWARE-TARGET)	DELAWARE CONSUMER SQUARE 2636-2658 DELAWARE AVENUE	Buffalo	1995	2004	100.00%	238,531	238,531	2,138,328	A.J. WRIGHT(2012), OFFICE MAX(2012), TARGET(2015)
367	BUFFALO, NY(ECKERD)	ECKERD DRUG STORE #5661 1625 BROADWAY STREET	Buffalo	2000	2007	100.00%	12,739	12,739	280,861
368	CHEEKTOWAGA, NY (BORDERS)	BORDERS BOOKS 2015 WALDEN AVENUE	Buffalo	1994	2004	14.50%	26,500	26,500	609,500	BORDERS(2015)
369	CHEEKTOWAGA, NY (DICKS)	UNION ROAD PLAZA 3637 UNION ROAD	Buffalo	1979/1982/1997/2003	2004	14.50%	174,438	174,438	1,111,969	DICK’S SPORTING GOODS(2015)
370	CHEEKTOWAGA, NY (THRUWAY)	THRUWAY PLAZA 2195 HARLEM ROAD	Buffalo	1965/1995/1997/2004	2004	100.00%	371,512	503,844	2,666,618	WAL-MART(2017), MOVIELAND 8 THEATRES(2019), TOPS MARKETS(2019), A.J. WRIGHT(2015), VALUE CITY FURNITURE(2009), M & T BANK(2017), HOME DEPOT(NOT OWNED)
371	CHEEKTOWAGA, NY (TOPS UNION)	TOPS PLAZA — UNION ROAD 3825 — 3875 UNION ROAD	Buffalo	1978/1989/1995/2004	2004	20.00%	151,357	151,357	1,578,321	TOPS MARKETS(2013)
372	CHEEKTOWAGA, NY (UNION CONS)	UNION CONSUMER SQUARE 3733 — 3735 UNION ROAD	Buffalo	1989/1998/2004	2004	14.50%	386,548	386,548	4,630,527	MARSHALLS(2009), OFFICE MAX(2010), SAM’S CLUB(2024), CIRCUIT CITY(2016), JO-ANN STORES(2015), BED BATH & BEYOND(2018)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
373	CHEEKTOWAGA, NY (WALDEN PLACE)	WALDEN PLACE 2130-2190 WALDEN AVENUE	Buffalo	1994/1999	2004	14.50%	68,002	68,002	268,688
374	CHEEKTOWAGA, NY (WALDEN)	CONSUMER SQUARE 1700 — 1750 WALDEN AVENUE	Buffalo	1997/1999/2004	2004	14.50%	255,964	255,964	2,406,896	OFFICE DEPOT(2009), LINENS ‘N THINGS(2015), MICHAEL’S(2013), TARGET(2015)
375	CHEEKTOWAGA, NY(ECKERD)	ECKERD DRUG STORE #5797 2401 GENNESEE STREET	Buffalo	2000	2007	100.00%	10,908	10,908	335,592
376	CHILI, NY (KMART)	CHILI PLAZA 800 PAUL ROAD	Rochester	1998	2004	100.00%	116,868	120,368	748,189	SEARS(2019)
377	CLARENCE, NY (BARNES)	BARNES & NOBLE 7370 TRANSIT ROAD	Buffalo	1992	2004	14.50%	16,030	16,030	304,249
378	CLARENCE, NY (EASTGATE)	EASTGATE PLAZA TRANSIT & GREINER ROADS	Buffalo	1995	2004	14.50%	520,876	520,876	4,201,861	BJ’S WHOLESALE CLUB(2021), DICK’S SPORTING GOODS(2011), LINENS ‘N THINGS(2015), MICHAEL’S(2010), WAL-MART(2019)
379	CLARENCE, NY (JOANN)	JOANN PLAZA 4101 TRANSIT ROAD	Buffalo	1994	2004	14.50%	92,720	202,720	743,588	OFFICE MAX(2009), JO-ANN STORES(2015), BIG LOTS(2015), HOME DEPOT(NOT OWNED)
380	DANSVILLE, NY (TOPS)	TOPS PLAZA — DANSVILLE 23-65 FRANKLIN STREET	Dansville	2001	2004	100.00%	67,400	67,400	623,449	TOPS MARKETS(2021)
381	DEWITT, NY (DEWITT COMMONS)	MARSHALLS PLAZA 3401 ERIE BOULEVARD EAST	Syracuse	2001/2003	2004	100.00%	304,177	304,177	3,029,764	TOYS R US(2018), OLD NAVY(2011), MARSHALLS(2019), BED BATH & BEYOND(2018), A.C. MOORE(2014), SYRACUSE ORTHOPEDIC SPECIALIST(2017)
382	DEWITT, NY (MICHAELS)	MICHAELS — DEWITT 3133 ERIE BOULEVARD	Syracuse	2002	2004	100.00%	38,413	38,413	480,166	MICHAEL’S(2010)
383	DUNKIRK, NY	ECKERD DRUG STORE #5786 1166 CENTRAL AVENUE	Dunkirk	2000	2007	100.00%	10,908	10,908	210,569
384	ELIMIRA, NY (TOPS)	TOPS PLAZA-ELMIRA HUDSON STREET	Elmira	1997	2004	10.00%	98,330	98,330	1,120,421	TOPS MARKETS(2017)
385	GATES, NY (WAL-MART)	WESTGATE PLAZA 2000 CHILI AVENUE	Rochester	1998	2004	100.00%	334,752	334,752	3,186,651	WAL-MART(2021), STAPLES(2015)
386	GREECE, NY	JOANN/PETSMART PLAZA 3042 WEST RIDGE ROAD	Rochester	1993/1999	2004	100.00%	75,916	75,916	804,287	PETSMART(2008), JO-ANN STORES(2015)
387	HAMBURG, NY (BJS)	BJS PLAZA — HAMBURG 4408 MILESTRIP ROAD	Buffalo	1990/1997	2004	100.00%	175,965	175,965	1,745,340	OFFICE MAX(2010), BJ’S WHOLESALE CLUB(2010)
388	HAMBURG, NY (DICKS-PIER 1)	MCKINLEY PLACE 3701 MCKINLEY PARKWAY	Buffalo	2001	2004	100.00%	128,944	128,944	1,551,410	DICK’S SPORTING GOODS(2011), ROSA’S HOME STORE(2009)
389	HAMBURG, NY (HOME DEPOT)	HOME DEPOT PLAZA — HAMBURG 4405 MILESTRIP ROAD	Buffalo	1999/2000	2004	100.00%	139,413	139,413	1,517,694	HOME DEPOT(2012)
390	HAMBURG, NY (MILESTRIP)	MCKINLEY MILESTRIP CENTER 3540 MCKINLEY PARKWAY	Buffalo	1999	2004	100.00%	106,774	106,774	1,472,383	OLD NAVY(2010), JO-ANN STORES(2015)
391	HAMBURG, NY (TOPS)	SOUTH PARK PLAZA-TOPS 6150 SOUTH PARK AVENUE	Buffalo	1990/1992	2004	10.00%	84,000	84,000	730,500	TOPS MARKETS(2015)
392	HAMLIN, NY (TOPS)	TOPS PLAZA-HAMLIN 1800 LAKE ROAD	Rochester	1997	2004	10.00%	60,488	60,488	491,705	TOPS MARKETS(2017)
393	IRONDEQUOIT, NY (CULVER RIDGE)	CULVER RIDGE PLAZA 2255 RIDGE ROAD EAST	Rochester	1972/1984/1997	2004	20.00%	226,812	226,812	2,313,277	REGAL CINEMAS(2022), A.J. WRIGHT(2014)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
394	ITHACA, NY (TOPS)	TOPS PLAZA — ITHACA 614 — 722 SOUTH MEADOW	Ithaca	1990/1999/2003	2004	100.00%	229,320	229,320	3,622,147	OFFICE DEPOT(2014), TOPS MARKETS(2022), MICHAEL’S(2013), BARNES & NOBLE(2018)
395	JAMESTOWN, NY (PROGRESSIVE)	TOPS PLAZA — JAMESTOWN 75 WASHINGTON STREET	Jamestown	1997	2004	20.00%	98,001	98,001	1,178,454	TOPS MARKETS(2018)
396	LANCASTER, NY (REGAL)	REGAL CENTER 6703-6733 TRANSIT ROAD	Buffalo	1997	2004	14.50%	112,949	112,949	841,380	REGAL CINEMAS(2017)
397	LEROY, NY (TOPS)	TOPS PLAZAL — LEROY 128 WEST MAIN STREET	Rochester	1997	2004	20.00%	62,747	62,747	584,903	TOPS MARKETS(2017)
398	LOCKPORT, NY	WAL-MART/TOPS PLAZA — LOCKPORT 5789 & 5839 TRANSIT RD. & HAMM	Buffalo	1993	2004	100.00%	296,582	296,582	2,731,435	WAL-MART(2015), TOPS MARKETS(2021), SEARS(2011)
399	N. TONAWANDA, NY (SEARS)	MID-CITY PLAZA 955-987 PAYNE AVENUE	Buffalo	1960/1976/1980/1995/ 2004	2004	100.00%	224,949	224,949	1,997,339	TOPS MARKETS(2024)
400	NEW HARTFORD, NY	CONSUMER SQUARE 4725 — 4829 COMMERCIAL DRIVE	Utica	2002	2004	14.50%	514,717	514,717	6,170,086	BARNES & NOBLE(2013), BED BATH & BEYOND(2018), BEST BUY(2013), STAPLES(2018), MICHAEL’S(2013), WAL-MART(2022), T.J. MAXX(2012)
401	NEW HARTFORD, NY (TOPS)	TOPS PLAZA — NEW HARTFORD 40 KELLOGG ROAD	Utica	1998	2004	100.00%	127,777	127,777	1,139,310	HANNAFORD BROTHERS(2018)
402	NIAGARA FALLS, NY (HOME DEPOT)	HOME DEPOT PLAZA — N FALLS 720 & 750 BUILDERS WAY	Buffalo	1994/2000	2004	100.00%	43,170	43,170	577,615	REGAL CINEMAS(2019)
403	NISKAYUNA, NY	MOHAWK COMMONS 402 — 442 BALLTOWN ROAD	Albany	2002	2004	100.00%	399,901	530,375	4,644,304	PRICE CHOPPER(2022), LOWE’S(2022), MARSHALLS(2012), BARNES & NOBLE(2014), BED BATH & BEYOND(2019), TARGET(NOT OWNED)
404	NORWICH, NY (TOPS)	TOPS PLAZA-NORWICH 54 EAST MAIN STREET	Norwich	1997	2004	10.00%	85,453	85,453	1,087,185	TOPS MARKETS(2018)
405	OLEAN, NY (WAL-MART)	WAL-MART PLAZA — OLEAN 3142 WEST STATE STREET	Olean	1993/2004	2004	100.00%	285,400	401,406	2,153,716	WAL-MART(2014), EASTWYNN THEATRES(2014), BJ’S WHOLESALE CLUB(2014), HOME DEPOT(NOT OWNED)
406	ONTARIO, NY (TOPS-BLOCKBUSTER)	TOPS PLAZA — ONTARIO BLOCKBUST 6254 — 6272 FURNACE ROAD	Rochester	1998	2004	20.00%	77,040	77,040	735,054	TOPS MARKETS(2019)
407	ORCHARD PARK, NY (BLOCKBUSTER)	CROSSROAD PLAZA 3245 SOUTHWESTERN BOULEVARD	Buffalo	2000	2004	20.00%	167,805	167,805	1,803,478	TOPS MARKETS(2022), STEIN MART(2012)
408	PLATTSBURGH, NY	CONSUMER SQUARE RT. 3 — CORNELIA ROAD	Plattsburgh	1993/2004	2004	100.00%	491,513	491,513	3,459,144	SAM’S CLUB(2013), WAL-MART(2020), T.J. MAXX(2013), PETSMART(2014), MICHAEL’S(2011)
409	ROCHESTER, NY (PANORAMA)	PANORAMA PLAZA 1601 PENFIELD ROAD	Rochester	1959/1965/1972/1980/ 1986/1994	2004	20.00%	278,241	278,241	3,301,339	LINENS ‘N THINGS(2008), TOPS MARKETS(2014)
410	ROME, NY (FREEDOM)	FREEDOM PLAZA 205-211 ERIE BOULEVARD WEST	Rome	1978/2000/2001	2004	100.00%	194,467	197,397	1,197,212	STAPLES(2015), J.C. PENNEY(2017), TOPS MARKETS(2021), MARSHALLS(2016)
411	TONAWANDA, NY (BIG LOTS)	YOUNGMAN PLAZA 750 YOUNG STREET	Buffalo	1985/ 2003	2004	10.00%	310,921	318,166	2,327,379	BJ’S WHOLESALE CLUB(2010), BIG LOTS(2012), GANDER MOUNTAIN(2015), TOPS MARKETS(2021)
412	TONAWANDA, NY (OFFICE DEPOT)	OFFICE DEPOT PLAZA 2309 EGGERT ROAD	Buffalo	1976/1985/1996	2004	100.00%	121,846	121,846	1,022,370	BEST FITNESS(2025), OFFICE DEPOT(2011)
413	TONAWANDA, NY (SHER/DELAWARE)	SHERIDAN/DELAWARE PLAZA 1692-1752 SHERIDAN DRIVE	Buffalo	1950/1965/1975/1986/ 2000	2004	100.00%	188,200	188,200	1,347,006	BON TON HOME STORE(2010), BON TON HOME STORE(2010), TOPS MARKETS(2020)
414	TONAWANDA, NY (TOPS)	TOPS PLAZA-NIAGARA STREET 150 NIAGARA STREET	Buffalo	1997	2004	10.00%	97,014	97,014	1,238,440	TOPS MARKETS(2017)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
415	VICTOR, NY	VICTOR SQUARE 2-10 COMMERCE DRIVE	Rochester	2000	2004		100.00%	56,134	56,134	966,872
416	WARSAW, NY (TOPS)	TOPS PLAZA — WARSAW 2382 ROUTE 19	Warsaw	1998	2004		20.00%	74,105	74,105	702,899	TOPS MARKETS(2015)
417	WEST SENECA, NY (HOME DEPOT)	HOME DEPOT PLAZA 1881 RIDGE ROAD	Buffalo	1975/1983/1987/1995	2004		100.00%	139,453	139,453	1,400,105	HOME DEPOT(2016)
418	WEST SENECA, NY (SENECA RIDGE)	SENECA — RIDGE PLAZA 3531 SENECA STREET	Buffalo	1980/1996/2004	2004		100.00%	62,403	62,403	291,082
419	WILLIAMSVILLE, NY	WILLIAMSVILLE PLACE 5395 SHERIDAN DRIVE	Buffalo	1986/1995/2003	2004		100.00%	103,046	103,046	1,000,291
420	WILLIAMSVILLE, NY (PREMIER)	PREMIER PLACE 7864 — 8020 TRANSIT ROAD	Buffalo	1986/1994/1998	2004		14.50%	142,536	142,536	1,332,930	PREMIER LIQUORS(2010), STEIN MART(2008)

North Carolina

421	APEX, NC (SOUTH)	BEAVER CREEK CROSSINGS SOUTH 1335 W WILLIAMS STREET	Raleigh	2006	1	*	100.00%	219,744	231,984	2,866,723	DICK’S SPORTING GOODS(2017), CONSOLIDATED THEATRES(2026), T.J. MAXX(2016), CIRCUIT CITY(2022), BORDERS(2022)
422	APEX, NC(COMMONS)	BEAVER CREEK COMMONS 1335 W WILLIAMS STREET	Raleigh	2005	1	*	10.00%	116,429	452,383	2,574,641	LINENS ‘N THINGS(2016), OFFICE MAX(2014), LOWES(NOT OWNED)
423	ASHEVILLE, NC(OAKLEY)	OAKLEY PLAZA FAIRVIEW RD AT INTERSTATE 240	Asheville	1988	2007		100.00%	129,287	129,287	971,483	BABIES R US(2011), BI-LO(2016)
424	ASHEVILLE, NC(RIVER)	RIVER HILLS 299 SWANNANOA RIVER ROADD	Asheville	1996	2003		14.50%	190,970	190,970	2,043,192	GOODY’S(2007), CARMIKE CINEMAS(2017), CIRCUIT CITY(2017), DICK’S SPORTING GOODS(2017), MICHAEL’S(2008), OFFICE MAX(2011)
425	CARY, NC(CIRCUIT CITY)	CIRCUIT CITY — CARY 1401 PINEY PLAINS RD	Raleigh	2000	2007		100.00%	27,891	27,891	526,500	CIRCUIT CITY(2022)
426	CARY, NC(MILL POND)	MILL POND VILLAGE 3434-3490 KILDAIRE FARM ROAD	Raleigh	2004	2007		100.00%	88,784	135,204	1,260,010	LOWE’S FOODS(2021)
427	CHAPEL HILL, NC	MEADOWMONT VILLAGE CENTER W. BARBEE CHAPEL RD	Durham	2002	2007		20.00%	132,745	132,745	2,393,613	HARRIS TEETER SUPERMARKETS(2022)
428	CHARLOTTE, NC(BJ’S)	BJ’S WHOLESALE CLUB 6030 INDEPENDENCE BLVD	Charlotte	2002	2007		100.00%	99,792	99,792	1,173,448	BJ’S WHOLESALE CLUB(2022)
429	CHARLOTTE, NC(CAMFIELD)	CAMFIELD CORNERS 8620 CAMFIELD STREET	Charlotte	1994	2007		100.00%	69,910	69,910	826,010	BI-LO(2014)
430	CLAYTON, NC	CLAYTON CORNERS US HIGHWAY 70 WEST	Raleigh	1999	2007		20.00%	125,653	125,653	1,329,015	LOWE’S FOODS(2019)
431	CONCORD, NC(ECKERD)	ECKERD DRUG STORE — CONCORD HIGHWAY #29 @ PITTS SCHOOL	Charlotte	2002	2007		100.00%	10,908	10,908	227,814
432	CORNELIUS, NC	SOUTHLAKE SHOPPING CENTER 20601 TORRENCE CHAPE L ROAD	Charlotte	2001	2007		100.00%	131,247	131,247	1,258,667	STEIN MART(2008), HARRIS TEETER SUPERMARKETS(2009)
433	DURHAM, NC	PATTERSON PLACE 3616 WITHERSPOON BLVD.	Durham	2004	2007		20.00%	194,856	194,856	2,326,156	DSW SHOE WAREHOUSE(2016), A.C. MOORE(2014), BED BATH & BEYOND(2020), KOHL’S(2050)
434	DURHAM, NC(OXFORD)	OXFORD COMMONS 3500 OXFORD ROAD	Durham	1990/2001	1/2	*	100.00%	203,069	321,335	1,292,077	FOOD LION(2010), BURLINGTON COAT FACTORY(2012), WAL-MART(NOT OWNED)
435	DURHAM, NC(SOUTH)	SOUTH SQUARE 4001 DURHAM CHAPEL	Durham	2005	2007		20.00%	107,812	288,934	1,657,054	OFFICE DEPOT(2010), ROSS DRESS FOR LESS(2015)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
436	FAYETTEVILLE, NC	CROSS POINTE CENTRE 5075 MORGANTON ROAD	Fayetteville	1985/2003	2003	100.00%	196,279	196,279	1,499,263	DEVELOPERS REALTY CORP.(2012), T.J. MAXX(2011), BED BATH & BEYOND(2014)
437	FAYETTEVILLE, NC(PAVILION)	FAYETTEVILLE PAVILION 2061 SKIBO ROAD	Fayetteville	1998/2001	2007	20.00%	272,385	272,385	3,085,042	DICK’S SPORTING GOODS(2017), LINENS ‘N THINGS(2016), PETSMART(2016), CREATIVE BASKET EXPRESSIONS(2020), MARSHALLS(2008), MICHAEL’S(2009)
438	FUQUAY VARINA, NC	SEXTON COMMONS 1420 N MAIN ST	Raleigh	2002	2007	20.00%	49,097	49,097	763,534	HARRIS TEETER SUPERMARKETS(2021)
439	GREENSBORO, NC(ADAMS)	ADAMS FARM 5710 HIGH POINT ROAD	Greensboro	2004	2007	100.00%	112,195	112,195	999,194	HARRIS TEETER SUPERMARKETS(2008)
440	GREENSBORO, NC(GOLDEN)	GOLDEN GATE EAST CORNWALLIS DR	Greensboro	1962/2002	2007	100.00%	153,113	153,113	1,154,230	HARRIS TEETER SUPERMARKETS(2011), STAPLES(2016), FOOD LION(2012)
441	GREENSBORO, NC(WENDOVER I)	SHOPPES AT WENDOVER VILLAGE I 4203-4205 WEST WENDOVER AVENUE	Greensboro	2004	2007	100.00%	35,895	35,895	797,840
442	GREENSBORO, NC(WENDOVER II)	WENDOVER II WEST WENDOVER AVE	Greensboro	2004	2007	20.00%	135,004	135,004	2,055,880	A.C. MOORE(2014), CIRCUIT CITY(2020), SOFA CONNECTION(2014)
443	HUNTERSVILLE, NC	BIRKDALE VILLAGE RETAIL (TIAA) BIRKDALE COMMONS PKY AND SAM FURR RD	Charlotte	2003	2007	15.00%	313,874	324,315	6,615,085	BARNES & NOBLE(2013), DICK’S SPORTING GOODS(2018)
444	HUNTERSVILLE, NC(ROSEDALE)	ROSEDALE SHOPPING CENTER 9911 ROSE COMMONS DR	Charlotte	2000	2007	20.00%	119,197	119,197	1,896,200	HARRIS TEETER SUPERMARKETS(2020)
445	INDIAN TRAIL, NC	UNION TOWN CENTER INDEPENDENCE & FAITH CHURCH RD	Indian Trail	1999	2004	100.00%	96,160	96,160	842,360	FOOD LION(2020)
446	JACKSONVILLE, NC(GATEWAY)	GATEWAY PLAZA — JACKSONVILLE ( SEC WESTERN BLVD AND GATEWAY SOUTH	Jacksonville	2001	2007	15.00%	101,413	341,413	1,124,071	BED BATH & BEYOND(2013), ROSS DRESS FOR LESS(2013), LOWES(NOT OWNED)
447	MATTHEWS, NC	SYCAMORE COMMONS (TIAA) MATTHEWS TWNSHP PWY & NORTHEAST PWY	Charlotte	2002	2007	15.00%	265,860	401,057	4,398,609	MICHAEL’S(2012), BED BATH & BEYOND(2012), DICK’S SPORTING GOODS(2017), OLD NAVY(2011), CIRCUIT CITY(2023)
448	MOORESVILLE, NC	MOORESVILLE CONSUMER SQUARE I 355 WEST PLAZA DRIVE	Charlotte	1999	2004	100.00%	472,182	472,182	4,404,013	WAL-MART(2019), GOODY’S(2010), GANDER MOUNTAIN(2021)
449	MOORESVILLE, NC(WINSLOW)	WINSLOW BAY COMMONS (TIAA) BLUEFIELD ROAD AND HIGHWAY 150	Charlotte	2003	2007	15.00%	255,798	429,798	3,388,302	ROSS DRESS FOR LESS(2014), LINENS ‘N THINGS(2014), DICK’S SPORTING GOODS(2019), T.J. MAXX(2013), MICHAEL’S(2013)
450	NEW BERN, NC	RIVERTOWNE SQUARE 3003 CLAREDON BLVD	New Bern	1989/1999	1/2 *	100.00%	68,130	200,228	601,152	GOODY’S(2012), WAL-MART(NOT OWNED)
451	RALEIGH, NC(ALEXANDER)	ALEXANDER PLACE (TIAA) GLENWOOD AVE & BRIER CREEK PKWY	Greensboro	2004	2007	15.00%	158,298	158,298	2,238,072	KOHL’S(2025), WAL-MART(2007)
452	RALEIGH, NC(CAPITAL)	CAPITAL CROSSING 2900-2950 EAST MILL BROOK ROAD	Raleigh	1995	2007	100.00%	83,248	83,248	888,670	LOWE’S FOODS(2015), STAPLES(2011)
453	RALEIGH, NC(ECKERD)	ECKERD DRUG STORE — PERRY CREE US HIGHWAY 401 AND PERRY CREEK ROAD	Raleigh	2003	2007	100.00%	10,908	10,908	284,571
454	RALEIGH, NC(WAKEFIELD)	WAKEFIELD CROSSING WAKEFIELD PINES DR & NEW FALLS OF NEUSE	Raleigh	2001	2007	100.00%	75,927	75,927	927,569	FOOD LION(2022)
455	SALISBURY, NC	ALEXANDER POINTE 850 JAKE ALEXANDER BLVD	Salisbury	1997	2007	20.00%	57,710	57,710	645,565	HARRIS TEETER SUPERMARKETS(2017)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
456	SILER CITY, NC	CHATHAM CROSSING (TIAA) US HIGHWAY 64 WEST	Durham	2002	2007		15.00%	32,000	32,000	389,191
457	SOUTHERN PINES, NC	BI-LO — SOUTHERN PINES (TIAA) US HWY 15-501	Southern Pines	2002	2007		15.00%	57,404	57,404	510,712	STEIN MART(2016)
458	WAKE FOREST, NC	CAPITAL PLAZA (TIAA) 11825 RETAIL DRIVE	Raleigh	2004	2007		15.00%	46,793	46,793	585,408
459	WASHINGTON, NC	PAMLICO PLAZA 536 PAMLICO PLAZA	Washington	1990/1999	1/2	*	100.00%	80,269	265,053	562,422	GOODY’S(2009), OFFICE DEPOT(2009), WAL-MART(NOT OWNED)
460	WILMINGTON, NC	UNIVERSITY CENTRE S. COLLEGE RD & NEW CENTRE DR.	Wilmington	1989/2001	1/2	*	100.00%	411,887	518,735	3,437,674	LOWE’S(2014), OLD NAVY(2011), BED BATH & BEYOND(2012), ROSS DRESS FOR LESS(2012), STEVE & BARRY’S(2014), BADCOCK FURNITURE(2014), SAM’S(NOT OWNED)
461	WILMINGTON, NC(OLEANDER)	OLEANDER SHOPPING CENTER 3804 OLEANDER DRIVE	Wilmington	1989	2007		100.00%	51,888	51,888	578,191	LOWE’S FOODS(2015)
462	WILSON, NC	FOREST HILLS CENTRE 1700 RALEIGH RD NW	Wilson	1989	2007		100.00%	73,280	73,280	627,785	HARRIS TEETER SUPERMARKETS(2010)
463	WINSTON-SALEM, NC(HARPER)	HARPER HILL COMMONS 5049 COUNTRY CLUB RD	Winston Salem	2004	2007		20.00%	55,394	96,914	1,350,690
464	WINSTON-SALEM, NC(OAK)	OAK SUMMIT (TIAA) EAST HANES MILL ROAD	Winston Salem	2003	2007		15.00%	142,394	142,394	1,715,999	GOODY’S(2016), STAPLES(2016), PETSMART(2020)
465	WINSTON-SALEM, NC(OLIVER)	SHOPS AT OLIVER CROSSING PETERS CREEK PKWY OLIVER CROSSING	Winston Salem	2003	2007		20.00%	76,512	76,512	971,729	LOWE’S FOODS(2023)
466	WINSTON-SALEM, NC(WAL-MART)	SUPER WAL-MART — WINSTON-SALEM 4550 KESTER MILL RD	Winston Salem	1998	2007		100.00%	204,931	204,931	1,403,777	WAL-MART(2017)

North Dakota
467	DICKINSON, ND	PRAIRIE HILLS MALL 1681 THIRD AVENUE	Dickinson	1978	1/2	*	100.00%	266,502	266,502	1,145,402	K MART(2008), HERBERGER’S(2010), J.C. PENNEY(2008)

Ohio
468	ALLIANCE, OH	SUPER WAL-MART — ALLIANCE 2700 WEST STATE ST	Canton	1998	2007		100.00%	200,084	200,084	1,190,500	WAL-MART(2017)
469	AURORA, OH	BARRINGTON TOWN SQUARE 70-130 BARRINGTON TOWN SQUARE	Cleveland	1996/2004	1	*	100.00%	102,683	159,982	1,044,511	CINEMARK(2011), HEINEN’S(NOT OWNED)
470	BOARDMAN, OH	SOUTHLAND CROSSING I-680 & US ROUTE 224	Youngstown	1997	1	*	100.00%	506,254	511,654	4,204,017	LOWE’S(2016), BABIES R US(2009), STAPLES(2012), DICK’S SPORTING GOODS(2012), WAL-MART(2017), PETSMART(2013), GIANT EAGLE(2018)
471	CANTON, OH (PHASE I & II)	BELDEN PARK CROSSINGS 5496 DRESSLER ROAD	Canton	1995/2001/2003	1	*	14.50%	478,106	593,610	5,253,848	VALUE CITY FURNITURE(2011), H.H. GREGG APPLIANCES(2011), JO-ANN STORES(2008), PETSMART(2013), DICK’S SPORTING GOODS(2010), DSW SHOE WAREHOUSE(2012), KOHL’S(2016), TARGET(NOT OWNED)
472	CHILLICOTHE, OH	CHILLICOTHE PLACE 867 N. BRIDGE STREET	Chillicothe	1974/1998	1/2	*	20.00%	106,262	106,262	1,036,735	KROGER(2041), OFFICE MAX(2013)
473	CHILLICOTHE, OH(LOWES)	CHILLICOTHE PLACE (LOWES) 867 N BRIDGE STREET	Chillicothe	1998	1981		100.00%	130,497	130,497	822,132	LOWE’S(2015)
474	CINCINNATI, OH	GLENWAY CROSSING 5100 GLENCROSSING WAY	Cincinnati	1990	1993		100.00%	235,433	235,433	2,039,501	STEVE & BARRY’S(2014), MICHAEL’S(2011)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
475	CINCINNATI, OH(KROGER)	KROGER — CINCINNATI 6401 COLERAIN AVE	Cincinnati	1998	2007		100.00%	56,634	56,634	556,486	KROGER(2015)
476	CINCINNATI, OH(TRI COUNTY)	TRI COUNTY MALL 11700 PRINCETON PIKE	Cincinnati	1960/1990/1992	2005		18.00%	667,659	1,180,139	9,660,533	DILLARD’S(2018), MACY’S(NOT OWNED), SEAR(NOT OWNED)
477	COLUMBUS, OH (DUBLIN VILLAGE)	DUBLIN VILLAGE CENTER 6561-6815 DUBLIN CENTER DRIVE	Columbus	1987	1998		100.00%	168,697	277,778	1,527,543	AMC THEATRE(2007), MAX SPORTS CENTER(2008), B.J.’S WHOLESALE CLUB(NOT OWNED)
478	COLUMBUS, OH (EASTON MARKET)	EASTON MARKET 3740 EASTON MARKET	Columbus	1998	1998		100.00%	509,611	509,611	6,010,166	COMPUSA(2013), STAPLES(2013), PETSMART(2014), GOLFSMITH GOLF CENTER(2013), MICHAEL’S(2008), DICK’S SPORTING GOODS(2013), DSW SHOE WAREHOUSE(2012), KITTLE’S HOME FURNISHINGS(2012), BED BATH & BEYOND(2014), T.J. MAXX(2008)
479	COLUMBUS, OH (LENNOX)	LENNOX TOWN CENTER 1647 OLENTANGY RIVER ROAD	Columbus	1997	1998		50.00%	352,913	352,913	3,502,616	TARGET(2016), BARNES & NOBLE(2012), STAPLES(2011), AMC THEATRE(2021)
480	COLUMBUS, OH (SUN)	SUN CENTER 3622-3860 DUBLIN GRANVILLE RD	Columbus	1995	1998		79.45%	305,428	305,428	3,650,935	BABIES R US(2011), MICHAEL’S(2013), ASHLEY FURNITURE HOMESTORE(2012), STEIN MART(2012), WHOLE FOODS(2016), STAPLES(2010)
481	COLUMBUS, OH(HILLIARD)	HILLIARD ROME 1710-60 HILLIARD ROME ROAD	Columbus	2001	2007		20.00%	110,871	110,871	1,487,813	GIANT EAGLE(2022)
482	DUBLIN, OH (PERIMETER CENTER)	PERIMETER CENTER 6644-6804 PERIMETER LOOP ROAD	Columbus	1996	1998		100.00%	137,556	137,556	1,578,645	GIANT EAGLE(2014)
483	ELYRIA, OH	ELYRIA SHOPPING CENTER 841 CLEVELAND	Cleveland	1977	2	*	100.00%	92,125	92,125	704,695	TOPS MARKETS(2010)
484	GALLIPOLIS, OH	GALLIPOLIS MARKETPLACE 2145 EASTERN AVENUE	Gallipolis	1998	2003		100.00%	25,950	205,908	339,798	WAL MART(NOT OWNED)
485	GROVE CITY, OH(DERBY SQUARE)	DERBY SQUARE SHOPPING CENTER 2161-2263 STRINGTOWN ROAD	Columbus	1992	1998		20.00%	128,210	128,210	1,115,784	GIANT EAGLE(2016)
486	HUBER HTS., OH	NORTH HEIGHTS PLAZA 8280 OLD TROY PIKE	Dayton	1990	1993		100.00%	163,819	278,376	1,159,000	CUB FOODS(2011), WAL-MART(NOT OWNED)
487	LEBANON, OH	COUNTRYSIDE PLACE 1879 DEERFIELD ROAD	Lebanon	1990/2002	1993		100.00%	17,000	110,480	62,547	ERB LUMBER(NOT OWNED), WALMART #1407(NOT OWNED)
488	MACEDONIA, OH	MACEDONIA COMMONS MACEDONIA COMMONS BLVD	Cleveland	1994	1994		50.00%	233,619	372,786	2,878,593	TOPS MARKETS(2019), KOHL’S(2016), WAL-MART(NOT OWNED)
489	MACEDONIA, OH (PHASE II)	MACEDONIA COMMONS (PHASE II) 8210 MACEDONIA COMMONS	Cleveland	1999	1/2	*	100.00%	169,481	169,481	1,601,734	CINEMARK(2019), HOME DEPOT(2020)
490	NORTH OLMSTED, OH	GREAT NORTHERN PLAZA NORTH 2589-26437 GREAT NORTHERN	Cleveland	1958/1998/2003	2003		14.50%	624,587	665,487	8,210,924	DSW SHOE WAREHOUSE(2015), BEST BUY(2010), BED BATH & BEYOND(2012), MARSHALLS(2008), PETSMART(2008), STEVE & BARRY’S(2014), HOME DEPOT(2019), K & G MENSWEAR(2008), JO-ANN STORES(2009), MARC’S(2012), COMPUSA(2008), REMINGTON COLLEGE(NOT OWNED)
491	SOLON, OH	UPTOWN SOLON KRUSE DRIVE	Cleveland	1998	1	*	100.00%	183,255	183,255	2,880,714	MUSTARD SEED MARKET & CAFE(2019), BED BATH & BEYOND(2009), BORDERS(2018)
492	STEUBENVILLE, OH	LOWE’S HOME IMPROVEMENT — STEU 4115 MALL DRIVE	Pittsburgh	1998	2007		100.00%	130,497	130,497	871,236	LOWE’S(2016)
493	STOW, OH	STOW COMMUNITY SHOPPING CENTER KENT ROAD	Akron	1997/2000	1	*	100.00%	404,480	506,563	2,858,675	BED BATH & BEYOND(2011), GIANT EAGLE(2017), KOHL’S(2019), OFFICE MAX(2011), TARGET(NOT OWNED)
494	TIFFIN, OH	TIFFIN MALL 870 WEST MARKET STREET	Tiffin	1980/2004	1/2	*	100.00%	170,868	170,868	627,912	CINEMARK(2011), J.C. PENNEY(2010)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year			DDR		Owned &
				Developed/	Year		Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired		Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
495	TOLEDO, OH	SPRINGFIELD COMMONS SHOPPING S. HOLLAND-SYLVANIA ROAD	Toledo	1999	1	*	20.00%	241,129	271,729	2,779,908	KOHL’S(2019), GANDER MOUNTAIN(2014), BED BATH & BEYOND(2010), OLD NAVY(2010), BABIES R US(NOT OWNED)
496	TOLEDO, OH (DICKS)	DICKS — TOLEDO 851 W. ALEXIS ROAD	Toledo	1995	2004		100.00%	80,160	80,160	501,000	DICK’S SPORTING GOODS(2016)
497	WEST CHESTER, OH	KROGER — WEST CHESTER 7172 CINCINNATI-DAYTON ROAD	Cincinnati	1998	2007		100.00%	56,634	56,634	349,154	KROGER(2018)
498	WESTLAKE, OH	WEST BAY PLAZA 30100 DETROIT ROAD	Cleveland	1974/1997/2000	1/2	*	100.00%	162,330	162,330	1,251,453	MARC’S(2009), K MART(2009)
499	WILLOUGHBY HILLS, OH	WILLOUGHBY HILLS SHOPPING CENT CHARDON ROAD	Cleveland	1985	2007		15.00%	373,318	377,849	3,577,050	GIANT EAGLE(2019), BRYANT AND STRATTON BUSINESS INSTITUTE(2008), CINEMARK(2010), A.J. WRIGHT(2011), OFFICE MAX(2009), SAM’S CLUB(2014)
500	XENIA, OH	WEST PARK SQUARE 1700 WEST PARK SQUARE	Xenia	1994/1997/2001	1	*	100.00%	104,873	203,282	739,878	KROGER(2019), WAL-MART(NOT OWNED)

Oklahoma
501	OKLAHOMA CITY, OK	CVS PHARMACY #6226-01 2323 NORTH MARTIN LUTHER KING BLVD	Oklahoma City	1997	2007		100.00%	9,504	9,504	159,358

Oregon
502	PORTLAND, OR	TANASBOURNE TOWN CENTER NW EVERGREEN PKWY & NW RING RD	Portland	1995/2001	1996		50.00%	309,617	566,457	5,592,221	LINENS ‘N THINGS(2012), ROSS DRESS FOR LESS(2013), BARNES & NOBLE(2011), MICHAEL’S(2009), OFFICE DEPOT(2010), HAGGAN’S(2021), NORDSTROM(NOT OWNED)

Pennsylvania
503	ALLENTOWN, PA(WEST)	WEST VALLEY MARKETPLACE 1091 MILL CREEK ROAD	Allentown	2001/2004	2003		100.00%	259,239	259,239	2,748,573	WAL-MART(2021)
504	CAMP HILL, PA	CAMP HILL CENTER 3414 SIMPSON FERRY ROAD	Harrisburg	1978/2002	2007		100.00%	62,888	62,888	698,160	LINENS ‘N THINGS(2013), MICHAEL’S(2013)
505	CARLISLE, PA	CARLISLE COMMONS (TIAA) RIDGE STREET & NOBLE BLVD	Harrisburg	2001	2007		15.00%	394,033	394,033	3,219,438	WAL-MART(2022), T.J. MAXX(2012), ROSS DRESS FOR LESS(2014), REGAL CINEMAS(2010)
506	CHESWICK, PA	ECKERD DRUG STORE #6095 1200 PITTSBURGH ST.	Pittsburgh	2000	2007		100.00%	10,908	10,908	248,609
507	CONNELSVILLE, PA	ECKERD DRUG STORE #6007 100 MEMORIAL BLVD	Pittsburgh	1999	2007		100.00%	10,908	10,908	312,181
508	E. NORRITON, PA	KMART PLAZA 2692 DEKALB PIKE	Philadelphia	1975/1997	1/2	*	100.00%	173,876	179,376	1,236,209	K MART(2010), BIG LOTS(2010)
509	ERIE, PA (PEACH)	PEACH STREET SQUARE 1902 KEYSTONE DRIVE	Erie	1995/1998/2003	1	*	100.00%	557,769	679,074	4,779,939	LOWE’S(2015), PETSMART(2015), CIRCUIT CITY(2020), KOHL’S(2016), WAL-MART(2015), CINEMARK(2011)
510	ERIE, PA(ECKERD 6193)	ECKERD DRUG STORE #6193 404 EAST 26TH STREET	Erie	1999	2007		100.00%	10,908	10,908	260,047
511	ERIE, PA(ECKERD 6286)	ECKERD DRUG STORE #6286 2184 WEST 12TH ST	Erie	1999	2007		100.00%	10,908	10,908	373,661
512	ERIE, PA(ECKERD 6334)	ECKERD DRUG STORE #6334 353 EAST 6TH STREET	Erie	1999	2007		100.00%	10,908	10,908	266,969
513	ERIE, PA(MARKET)	ERIE MARKETPLACE 6660-6750 PEACH STREET	Erie	2003	2003		14.50%	107,537	238,387	1,040,575	MARSHALLS(2013), BED BATH & BEYOND(2013), BABIES R US(2015), TARGET(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
514	HANOVER, PA (BJS)	BJS — HANOVER 1785 AIRPORT ROAD SOUTH	Allentown	1991	2004	100.00%	112,230	112,230	858,844	BJ’S WHOLESALE CLUB(2011)
515	HARBORCREEK, PA	ECKERD DRUG STORE #6062 4145 BUFFALO ROAD	Erie	1999	2007	100.00%	10,908	10,908	230,486
516	HOMESTEAD, PA	WATERFRONT MARKET AMITY (TIAA) 660 E. WATERFRONT DR	Pittsburgh	2003	2007	15.00%	666,489	710,287	9,449,945	DICK’S SPORTING GOODS(2012), LOEW’S CINEMA(2020), FILENE’S BASEMENT(2012), MICHAEL’S(2011), PIER 1 IMPORTS(2050), OFFICE DEPOT(2017), T.J. MAXX(2011), OLD NAVY(2011), DSW SHOE WAREHOUSE(2015), BED BATH & BEYOND(2011), MARSHALLS(2010), BARNES & NOBLE(2012), DAVE & BUSTER’S(2020)
517	KING OF PRUSSIA, PA	OVERLOOK AT KING OF PRUSSIA (T 301 GODDARD BLVD	Philadelphia	2002	2007	15.00%	105,615	186,980	4,855,050	NORDSTROM RACK(2012), BEST BUY(2017), UNITED ARTISTS(NOT OWNED)
518	MILLCREEK, PA	ECKERD DRUG STORE #6257 5440 PEACH ST.	Erie	2000	2007	100.00%	10,908	10,908	336,691
519	MILLCREEK, PA (ECKERD#6199)	ECKERD DRUG STORE #6199 2923 WEST 26TH ST.	Erie	1999	2007	100.00%	10,908	10,908	332,311
520	MONACA, PA	TOWNSHIP MARKETPLACE 115 WAGNER ROAD	Pittsburgh	1999/2004	2003	14.50%	298,589	298,589	2,697,141	LOWE’S(2016), SHOP ‘N SAVE(2019), CINEMARK(2019)
521	MONROEVILLE, PA	ECKERD DRUG STORE #6040 4111 WILLIAM PENN HWY	Pittsburgh	1998	2007	100.00%	12,738	12,738	484,028
522	MONROEVILLE, PA(ECKERD 6043)	ECKERD DRUG STORE #6043 2604 MONROEVILLE BLVD	Pittsburgh	1999	2007	100.00%	10,908	10,908	295,339
523	MT. NEBO, PA	MT NEBO POINT MT NEBO ROAD & LOWRIES RUN ROAD	Pittsburgh	2005	1 *	10.00%	99,447	362,832	1,709,961	SPORTSMAN’S WAREHOUSE(2020), TARGET(NOT OWNED), SAM’S CLUB(NOT OWNED)
524	NEW CASTLE, PA	ECKERD DRUG STORE #6172 31 NORTH JEFFERSON STREET	New Castle	1999	2007	100.00%	10,908	10,908	261,740
525	PENN, PA	ECKERD DRUG STORE #6392 3550 ROUTE 130	Pittsburgh	1999	2007	100.00%	10,908	10,908	262,741
526	PITTSBURGH, PA	ECKERD DRUG STORE #6036 2501 SAW MILL RUN BLVD	Pittsburgh	1999	2007	100.00%	10,908	10,908	342,233
527	PLUM BOROUGH, PA	ECKERD DRUG STORE #6695 1804 GOLDEN MILE HWY	Pittsburgh	1999	2007	100.00%	10,908	10,908	326,940

Puerto Rico
528	ARECIBO, PR (ATLANTICO)	PLAZA DEL ATLANTICO PR # KM 80.3	Arecibo	1980/1993	2005	100.00%	215,451	224,950	3,113,131	K MART(2013), CAPRI DEL ATLANTICO(2013)
529	BAYAMON, PR (PLAZA DEL SOL)	PLAZA DEL SOL RD PR#29 & PR#167, HATO TEJAS	San Juan	1998/2003/2004	2005	100.00%	526,373	675,594	16,522,828	WAL-MART(2022), OLD NAVY(2011), SCIENCE PARK CINEMA(2019), BED BATH & BEYOND(2017), HOME DEPOT(NOT OWNED)
530	BAYAMON, PR (REXVILLE PLAZA)	REXVILLE PLAZA PR #167, KM 18.8	San Juan	1980/2002	2005	100.00%	126,023	132,309	1,532,961	PUEBLO XTRA(2009), TIENDAS CAPRI(2013)
531	BAYAMON, PR (RIO HONDO)	RIO HONDO PR#22, PR#167	San Juan	1982/2001	2005	100.00%	464,180	529,482	11,461,469	TIENDAS CAPRI(2009), COMPUSA(2021), K MART(2011), PUEBLO XTRA(2012), MARSHALLS(2015), RIO HONDO CINEMA(NOT OWNED)
532	CAROLINA, PR (PLAZA ESCORIAL)	PLAZA ESCORIAL CARRETERA #3, KM 6.1	San Juan	1997	2005	100.00%	385,749	601,619	7,600,689	OFFICE MAX(2015), WAL-MART(2024), BORDERS(2017), OLD NAVY(2009), SAM’S CLUB(2024), CARIBBEAN CINEMAS(NOT OWNED), HOME DEPOT(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
533	CAYEY, PR (PLAZA CAYEY)	PLAZA CAYEY STATE ROAD #1 & PR #735	Cayey	1999/2004	2005	100.00%	261,126	339,840	3,232,289	WAL-MART(2021), CAYEY CINEMA CORP.(NOT OWNED)
534	FAJARDO, PR (PLAZA FAJARDO)	PLAZA FAJARDO ROAD PR #3 INT PR #940	Fajardo	1992	2005	100.00%	245,319	251,319	3,794,747	WAL-MART(2012), PUEBLO XTRA(2012)
535	GUAYAMA, PR (PLAZA WAL-MART)	PLAZA WAL-MART ROAD PR #3 KM 135.0	Guayama	1994	2005	100.00%	163,598	163,598	1,654,080	WAL-MART(2018)
536	HATILLO, PR (PLAZA DEL NORTE)	PLAZA DEL NORTE ROAD#2 KM 81.9	Arecibo	1992	2005	100.00%	505,877	671,306	10,669,705	J.C. PENNEY(2012), PUEBLO XTRA(2012), WAL-MART(2012), TOYS R’ US/KID’SRUS(NOT OWNED), SEARS(NOT OWNED)
537	HUMACAO, PR (PALMA REAL)	PALMA REAL STATE ROAD #3, KM 78.20	Humacao	1995	2005	100.00%	340,608	442,614	6,638,028	CAPRI STORES(2011), PUEBLO XTRA(2020), CINEVISTA THEATRES(2006), WAL-MART(2020), J C PENNY(NOT OWNED), PEP BOYS(NOT OWNED)
538	ISABELA, PR (PLAZA ISABELA)	PLAZA ISABELA STATE ROAD #2 & # 454	Isabela	1994	2005	100.00%	238,410	259,016	3,533,717	COOP(2014), WAL-MART(2019)
539	SAN GERMAN, PR (CAMINO REAL)	CAMINO REAL STATE ROAD PR #122	San German	1991	2005	100.00%	22,356	49,172	339,950	PEP BOYS(2015)
540	SAN GERMAN, PR (DEL OESTE)	DEL OESTE ROAD PR #2 INT PR #122	San German	1991	2005	100.00%	174,172	184,746	2,299,625	K MART(2016), PUEBLO XTRA(2011)
541	SAN JUAN, PR (SENORIAL PLAZA)	SENORIAL PLAZA PR #53 & PR #177	San Juan	1978/Mutiple	2005	100.00%	169,136	209,596	2,554,540	K MART(2010), PUEBLO EXT(NOT OWNED)
542	VEGA BAJA, PR (PLZ VEGA BAJA)	PLAZA VEGA BAJA ROAD PR #2 INT PR #155	Vega Baja	1990	2005	100.00%	174,728	184,938	2,091,884	K MART(2015), PUEBLO XTRA(2010)

Rhode Island
543	MIDDLETOWN, RI	MIDDLETOWN VILLAGE 1315 WEST MAIN ST	Providence	2003	2007	100.00%	98,161	98,161	1,632,198	BARNES & NOBLE(2019), LINENS ‘N THINGS(2019), MICHAEL’S(2018)
544	WARWICK, RI	WARWICK CENTER (TIAA) 1324 BALD HILL ROAD	Providence	2004	2007	15.00%	159,958	159,958	2,255,135	DICK’S SPORTING GOODS(2018), LINENS ‘N THINGS(2013), BARNES & NOBLE(2018), DSW SHOE WAREHOUSE(2013)

South Carolina
545	AIKEN, SC(EXCHANGE)	AIKEN EXCHANGE (TIAA) WHISKEY ROAD & BROOK HAVEN DRIVE	Greenville	2004	2007	15.00%	101,558	102,758	920,167	GOODY’S(2015), PETSMART(2019)
546	ANDERSON, SC(CENTRAL)	ANDERSON CENTRAL (TIAA) 651 HWY 28 BYPASS	Greenville	1999	2007	15.00%	223,211	223,211	1,433,864	WAL-MART(2019)
547	ANDERSON, SC(NORTH HILL)	NORTH HILL COMMONS (TIAA) 3521 CLEMSON BLVD	Greenville	2000	2007	15.00%	43,149	43,149	431,962	MICHAEL’S(2013)
548	CAMDEN, SC	SPRINGDALE PLAZA 1671 SPRINGDALE DRIVE	Camden	1990/2000	1993	100.00%	180,127	363,405	1,283,012	STEVE & BARRY’S(2014), BELK(2015), WAL-MART SUPER CENTER(NOT OWNED)
549	CHARLESTON, SC	ASHLEY CROSSING 2245 ASHLEY CROSSING DRIVE	Charleston	1991	2003	100.00%	188,883	196,048	1,467,980
550	COLUMBIA, SC (STATION)	COLUMBIANA STATION OEA (TIAA) HARBISON BLVD & BOWE R PARKWAY	Columbia	2003	2007	15.00%	376,819	559,586	5,105,294	GOODY’S(2016), CIRCUIT CITY(2020), DICK’S SPORTING GOODS(2016), MICHAEL’S(2010), PETSMART(2015), H.H. GREGG APPLIANCES(2015)
551	COLUMBIA, SC (TARGET)	TARGET CENTER I (TIAA) 10204 TWO NOTCH RD.	Columbia	2002	2007	15.00%	83,400	83,400	504,558	MICHAEL’S(2012), LINENS ‘N THINGS(2012)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
552	COLUMBIA, SC(HARBISON)	HARBISON COURT HARBISON BLVD	Columbia	1991	2002	14.50%	236,707	296,196	2,861,688	BARNES & NOBLE(2011), ROSS DRESS FOR LESS(2014), MARSHALLS(2012), OFFICE DEPOT(2011), BABIES ‘R’ US #8890(NOT OWNED)
553	CONWAY, SC	GATEWAY PLAZA II — CONWAY 2701 CHURCH STREET	Myrtle Beach	2002	2007	100.00%	62,428	62,428	625,705	GOODY’S(2017)
554	EASLEY, SC	CENTER POINTE PLAZA I CALHOUN MEMORIAL HWY & BRUSHY CREEK ROAD	Greenville	2004	2007	20.00%	64,487	64,487	671,875	PUBLIX SUPER MARKETS(2023)
555	EASLEY, SC (CENTER)	CENTER POINTE PLAZA II CALHOUN MEMORIAL HWY & BRUSHY CREEK ROAD	Greenville	2004	2007	20.00%	7,800	7,800	103,600
556	GAFFNEY, SC	ECKERD DRUG STORE — GAFFNEY 1320 W FLOYD BAKER BLVD	Gaffney	2003	2007	100.00%	13,818	13,818	291,984
557	GREENVILLE, SC(ECKERD)	ECKERD DRUG STORE — GREENVILLE 3679 AUGUSTA ROAD	Greenville	2001	2007	100.00%	10,908	10,908	283,423
558	GREENVILLE, SC(SUPER WAL-MART)	SUPER WAL-MART — GREENVILLE 1451 WOODRUFF ROAD	Greenville	1998	2007	100.00%	200,084	200,084	1,272,534	WAL-MART(2018)
559	GREENVILLE, SC(THE POINT)	THE POINT 1140 WOODRUFF ROAD	Greenville	2005	2007	20.00%	104,641	104,641	1,740,547	WHOLE FOODS(2026), CIRCUIT CITY(2021)
560	GREENWOOD, SC	BI-LO — NORTHSIDE PLAZA US HIGHWAY 25 & NORTHSIDE DRIVE	Greenwood	1999	2007	100.00%	41,581	41,581	334,437	BI-LO(2019)
561	LEXINGTON, SC	LEXINGTON PLACE US HWY 378 AND OLD CHEROKEE ROAD	Columbia	2003	2007	100.00%	83,167	83,167	834,916	ROSS DRESS FOR LESS(2014), T.J. MAXX(2013)
562	MT. PLEASANT, SC	WANDO CROSSING 1500 HIGHWAY 17 NORTH	Charleston	1992/2000	1995	100.00%	209,139	325,236	1,746,535	OFFICE DEPOT(2010), T.J. MAXX(2013), MARSHALLS(2011), WAL-MART(NOT OWNED)
563	MT. PLEASANT, SC(BI-LO)	BI-LO — SHELMORE 672 HWY 17 BY-PASS	Charleston	2002	2007	100.00%	64,368	64,368	920,894	BI-LO(2023)
564	MYRTLE BEACH, SC	PLAZA AT CAROLINA FOREST 3735 RENEE DRIVE	Myrtle Beach	1999	2007	20.00%	116,657	116,657	1,682,186	KROGER(2010)
565	N. CHARLESTON, SC	NORTH POINTE PLAZA 7400 RIVERS AVENUE	Charleston	1989/2001	2 *	100.00%	294,471	344,471	2,019,679	WAL-MART(2009), OFFICE MAX(2009), SERVICE MERCHANDISE(NOT OWNED)
566	N. CHARLESTON, SC(N CHARL CTR)	NORTH CHARLESTON CENTER 5900 RIVERS AVENUE	Charleston	1980/1993	2004	100.00%	235,501	235,501	1,175,711	NORTHERN TOOL(2016), BIG LOTS(2009)
567	ORANGEBURG, SC	NORTH ROAD PLAZA 2795 NORTH ROAD	Columbia	1994/1999	1995	100.00%	50,760	247,434	541,108	GOODY’S(2008), Wal-Mart(NOT OWNED)
568	PIEDMONT, SC	ECKERD DRUG STORE — PIEDMONT 915 ANDERSON STREET	Greenville	2000	2007	100.00%	10,908	10,908	181,052
569	S. ANDERSON, SC	CROSSROADS PLAZA 406 HIGHWAY 28 BY-PASS	Greenville	1990	1994	100.00%	4,800	4,800	30,600
570	SIMPSONVILLE, SC	FAIRVIEW STATION 621 FAIRVIEW ROAD	Greenville	1990	1994	100.00%	142,086	142,086	891,115	INGLES(2011), KOHL’S(2015)
571	SPARTANBURG, SC(BLACKSTOCK)	ECKERD DRUG STORE — BLACKSTOCK 1510 W.O. EZELL BLVD	Spartanburg	2001	2007	100.00%	10,908	10,908	271,599
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
572	SPARTANBURG, SC(ECKERD)	ECKERD DRUG STORE — SPARTANBUR 780 N. PINE STREET	Spartanburg	2002	2007	100.00%	10,908	10,908	283,656
573	SPARTANBURG, SC(NORTHPOINT)	NORTHPOINT MARKETPLACE 8642-8760 ASHEVILLE HIGHWAY	Spartanburg	2001	2007	100.00%	102,252	102,252	707,382	INGLES(2021)
574	TAYLORS, SC	NORTH HAMPTON 6019 WADE HAMPTON (AKA GREER, SC)	Greenville	2004	2007	20.00%	171,545	171,545	1,160,896	HOBBY LOBBY(2019), TARGET(2073)
575	TAYLORS, SC (HAMPTON)	HAMPTON POINT 3033 WADE HAMPTON BL	Greenville	1993	2007	100.00%	58,316	58,316	468,926	BI-LO(2018)
576	TEGA CAY, SC	ECKERD DRUG STORE — TEGA CAY 2907 W HWY 160	Charleston	2002	2007	100.00%	13,824	13,824	309,853
577	WOODRUFF, SC	ECKERD DRUG STORE — WOODRUFF 121 N MAIN STREET	Spartanburg	2002	2007	100.00%	13,824	13,824	288,178

South Dakota
578	WATERTOWN, SD	WATERTOWN MALL 1300 9TH AVENUE	Watertown	1977	1/2 *	100.00%	240,262	282,262	1,428,814	DUNHAM’S SPORTING GOODS(2011), HERBERGER’S(2009), J.C. PENNEY(2008), HY VEE SUPERMARKET(NOT OWNED)

Tennessee
579	BRENTWOOD, TN	COOL SPRINGS POINTE I-65 AND MOORE’S LANE	Brentwood	1999/2004	2000	14.50%	201,414	201,414	2,580,284	BEST BUY(2014), ROSS DRESS FOR LESS(2015), LINENS ‘N THINGS(2014), DSW SHOE WAREHOUSE(2008)
580	CHATTANOOGA, TN	OVERLOOK AT HAMILTON PLACE 2288 GUNBARREL ROAD	Chattanooga	1992/2004	2003	100.00%	207,244	207,244	1,754,511	BEST BUY(2014), HOBBY LOBBY(2014), FRESH MARKET(2014)
581	CHATTANOOGA, TN(PETSMART)	PETSMART — CHATTANOOGA 2130 GUNBARREL ROAD	Chattanooga	1995	2007	100.00%	26,040	26,040	344,665	PETSMART(2021)
582	COLUMBIA, TN	COLUMBIA SQUARE 845 NASHVILLE HWY	Columbia	1993	2003	10.00%	68,948	68,948	505,179	KROGER(2022)
583	FARRAGUT, TN	FARRAGUT POINTE 11132 KINGSTON PIKE	Knoxville	1991	2003	10.00%	71,311	71,311	536,825	FOOD CITY(2011)
584	GOODLETTSVILLE, TN	NORTHCREEK COMMONS 101 — 139 NORTHCREEK BLVD.	Nashville	1987	2003	20.00%	84,441	84,441	709,793	KROGER(2012)
585	HENDERSONVILLE, TN	HENDERSONVILLE LOWE’S TN HENDERSONVILLE	Nashville	1999	2003	100.00%	133,144	133,144	1,222,439	LOWE’S(2019)
586	JACKSON, TN	WEST TOWNE COMMONS 41 STONEBROOK PLACE	Jackson	1992	2007	20.00%	62,925	62,925	552,552	KROGER(2020)
587	JOHNSON CITY, TN	JOHNSON CITY MARKETPLACE FRANKLIN & KNOB CREEK ROADS	Johnson City	2005	2003	100.00%	9,058	97,306	488,862	KOHL’S(NOT OWNED)
588	KNOXVILLE, TN	TURKEY CREEK I (TIAA) 10936 PARKSIDE DRIVE	Knoxville	2001	2007	15.00%	280,776	353,814	3,587,222	ROSS DRESS FOR LESS(2014), OFFICE MAX(2017), LINENS ‘N THINGS(2017), OLD NAVY(2011), GOODY’S(2015)
589	KNOXVILLE, TN (TOWN)	TOWN & COUNTRY (TIAA) NORTH PETERS ROAD & TOWN & COUNTRY CIRCL	Knoxville	1985/1997	2007	15.00%	637,537	637,537	6,357,663	GOODY’S(2008), JO-ANN STORES(2008), CIRCUIT CITY(2009), STAPLES(2019), FOOD CITY(2026), BEST BUY(2019), LOWE’S(2017), CARMIKE CINEMAS(2020), DICK’S SPORTING GOODS(2017)
590	MEMPHIS, TN(AMERICAN)	AMERICAN WAY 4075 AMERICAN WAY	Memphis	1988	2007	20.00%	121,222	121,222	862,022	KROGER(2020)
591	MORRISTOWN, TN	CROSSROADS SQUARE 130 TERRACE LANE	Morristown	2004	2007	20.00%	62,500	75,000	565,000	T.J. MAXX(2014)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
592	MURFREESBORO, TN(TOWNE)	TOWNE CENTRE OLD FORT PARKWAY	Murfreesboro	1998	2003	14.50%	108,023	390,645	1,343,815	T.J. MAXX(2008), BOOKS-A-MILLION(2009), TOYS R US(NOT OWNED), TARGET(NOT OWNED), LOWE’S(NOT OWNED)
593	NASHVILLE, TN	WILLOWBROOK COMMONS 61 EAST THOMPSON LN	Nashville	2005	2007	20.00%	93,600	93,600	845,155	KROGER(2029)
594	NASHVILLE, TN (MARKET)	THE MARKETPLACE CHARLOTTE PIKE	Nashville	1998	2003	14.50%	167,795	367,879	1,676,313	LOWE’S(2019), WAL MART(NOT OWNED)
595	NASHVILLE, TN(BELLEVUE)	BELLEVUE PLACE SHOPPING CENTER 7625 HIGHWAY 70 S	Nashville	2003	2007	15.00%	77,180	77,180	848,919	MICHAEL’S(2012), BED BATH & BEYOND(2012)
596	OAKLAND, TN	OAKLAND MARKET PLACE 7265 US HWY 64	Memphis	2004	2007	20.00%	64,600	64,600	418,047	KROGER(2028)

Texas
597	AUSTIN, TX(TECH RIDGE)	SHOPS AT TECH RIDGE CENTER RIDGE DRIVE	Austin	2003	2003	24.75%	282,798	530,434	4,114,775	ROSS DRESS FOR LESS(2014), LINENS ‘N THINGS(2014), HOBBY LOBBY(2018), BEST BUY(2017), TOYS R US(NOT OWNED), CHICK-FIL-A(NOT OWNED), SUPER TARGET(NOT OWNED)
598	BAYTOWN, TX(LOWE’S)	LOWE’S HOME IMPROVEMENT — BAYT 5002 GARTH ROAD	Houston	1998	2007	100.00%	125,357	125,357	873,828	LOWE’S(2015)
599	CARROLTON, TX(CVS 7440)	CVS PHARMACY #7440-01 TRINITY MILLS AND MARSH RD	Dallas	1997	2007	100.00%	9,504	9,504	185,188
600	COLONY, TX(CVS 6982)	CVS PHARMACY #6982-01 6749 MAIN STREET	Dallas	1997	2007	100.00%	9,504	9,504	171,576
601	FRISCO, TX	FRISCO MARKETPLACE 7010 PRESTON ROAD	Dallas	2003	2003	14.50%	20,959	107,543	729,309	KOHL’S(NOT OWNED)
602	FT. WORTH, TX(CVS 6794)	CVS PHARMACY #6794-01 2706 JACKSBORO HWY	Dallas	1997	2007	100.00%	10,908	10,908	239,783
603	FT. WORTH, TX(CVS 7785)	CVS PHARMACY #7785-01 4551 SYCAMORE SCHOOL ROAD	Dallas	1997	2007	100.00%	9,504	9,504	149,248
604	GARLAND, TX	RAINBOW FOODS — GARLAND 3265 BROADWAY BLVD	Dallas	1994	2007	100.00%	70,576	70,576	0
605	GRAND PRAIRIE, TX	KROGER — GRAND PRAIRIE 2525 WEST INTERSTATE 20	Dallas	1998	2007	100.00%	125,357	125,357	433,615	KROGER(2018)
606	HOUSTON, TX	LOWE’S HOME IMPROVEMENT — HOUS 19935 KATY FREEWAY	Houston	1998	2007	100.00%	131,644	131,644	917,000	LOWE’S(2017)
607	IRVING, TX	MACARTHUR MARKETPLACE MARKET PLACE BOULEVARD	Dallas	2004	2003	14.50%	146,941	598,651	2,084,490	HOLLYWOOD THEATERS(2016), OFFICE MAX(2014), WAL MART(NOT OWNED), SAM’S CLUB(NOT OWNED), KOHL’S(NOT OWNED)
608	LAKE WORTH, TX	CVS PHARMACY #7642-01 6640 LAKE WORTH BLVD	Dallas	1997	2007	100.00%	9,504	9,504	161,809
609	LEWISVILLE, TX(LAKEPOINTE)	LAKEPOINTE CROSSINGS S STEMMONS FREEWAY	Dallas	1991	2002	14.50%	311,039	567,069	3,496,403	99 CENTS ONLY STORE(2009), ROOMSTORE, THE(2007), PETSMART(2009), BEST BUY(2010), ACADEMY SPORTS(2016), MARDEL CHRISTIAN BOOKSTORE(2012), GARDEN RIDGE(NOT OWNED), TOYS R’ US(NOT OWNED), CONN’S APPLIANCE(NOT OWNED)
610	MCKINNEY, TX	MCKINNEY MARKETPLACE US HWY 75 & EL DORADO PKWY	Dallas	2000	2003	14.50%	118,967	183,810	1,169,875	KOHL’S(2021), ALBERTSON’S(NOT OWNED)
611	MESQUITE, TX	THE MARKETPLACE AT TOWNE CENTE SOUTHBOUND FRONTAGE RD I 635	Dallas	2001	2003	14.50%	170,625	378,775	2,359,450	LINENS ‘N THINGS(2013), MICHAEL’S(2012), ROSS DRESS FOR LESS(2013), HOME DEPOT(NOT OWNED), KOHL’S(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
612	PASADENA, TX	KROGER JUNCTION 2619 RED BLUFF ROAD	Houston	1984	2007	20.00%	80,753	80,753	462,353	KROGER(2020)
613	PLANO, TX	CVS PHARMACY #7804-01 6401 W. PARKER RD.	Dallas	1997	2007	100.00%	10,908	10,908	226,188
614	RICHARDSON, TX(CVS 6967)	CVS PHARMACY #6967-01 1425 E. BUCKINGHAM ROAD	Dallas	1997	2007	100.00%	10,560	10,560	210,210
615	RICHARDSON, TX(CVS 6974)	CVS PHARMACY #6974-01 2090 ARAPAHOE BLVD.	Dallas	1997	2007	100.00%	10,560	10,560	206,585
616	RICHLAND HILLS, TX	CVS PHARMACY #7579-01 4808 DAVIS BLVD.	Dallas	1997	2007	100.00%	10,908	10,908	237,324
617	RIVER OAKS, TX	CVS PHARMACY #7678-01 531 RIVER OAKS BLVD.	Dallas	1997	2007	100.00%	10,908	10,908	240,972
618	ROWLETT, TX	RAINBOW FOODS — ROWLETT 8800 LAKEVIEW PKWY	Dallas	1995/2001	2007	100.00%	63,117	63,117	0
619	SAN ANTONIO, TX (N. BANDERA)	BANDERA POINT NORTH STATE LOOP 1604/BANDERA ROAD	San Antonio	2001/2002	1 *	100.00%	278,721	887,911	4,437,559	T.J. MAXX(2011), LINENS ‘N THINGS(2012), OLD NAVY(2011), ROSS DRESS FOR LESS(2012), BARNES & NOBLE(2011), CREDIT UNION(NOT OWNED), CHUCK E CHEESE(NOT OWNED), CHUCK E CHEESE(NOT OWNED), RAQUETBALL & FITNESS(NOT OWNED), KOHL’S(NOT OWNED), TARGET(NOT OWNED)
620	SAN ANTONIO, TX (WESTOVER)	WESTOVER MARKETPLACE SH 151 @ LOOP 410	San Antonio	2005	1 *	10.00%	196,514	502,714	2,858,016	PETSMART(2016), OFFICE DEPOT(2016), SPORTSMAN’S WAREHOUSE(2015), ROSS DRESS FOR LESS(2016), TARGET(NOT OWNED), LOWES(NOT OWNED)
621	SAN ANTONIO, TX(INGRAM)	INGRAM PARK 6157 NW LOOP 410	San Antonio	1985	2005	50.00%	76,597	76,597	430,440	MERVYN’S(2020)
622	TYLER, TX	CVS PHARMACY #7709-01 1710 W. GENTRY PKWY	Tyler	1997	2007	100.00%	9,504	9,504	134,773
623	WICHITA FALLS, TX(CVS 6841)	CVS PHARMACY #6841-01 3601 OLD JACKSBORO HIGHWAY	Wichita Falls	1997	2007	100.00%	9,504	9,504	188,502
624	WICHITA FALLS, TX(CVS 6978)	CVS PHARMACY #6978-01 4600 SOUTHWEST PKWY	Wichita Falls	1997	2007	100.00%	9,504	9,504	164,568

Utah
625	LOGAN, UT	FAMILY PLACE @ LOGAN 400 NORTH STREET	Logan	1975	1998	100.00%	19,200	44,200	211,827	RITE AID(NOT OWNED)
626	MIDVALE, UT (FT. UNION I & II)	FAMILY CENTER AT FORT UNION 50 900 EAST FT UNION BLVD	Salt Lake City	1973/2000	1998	100.00%	618,081	618,081	7,641,692	BABIES R US(2014), OFFICE MAX(2012), SMITH’S FOOD & DRUG(2024), MEDIA PLAY(2009), BED BATH & BEYOND(2014), WAL-MART(2015), ROSS DRESS FOR LESS(2016), MICHAEL’S(2017)
627	OGDEN, UT	FAMILY CENTER AT OGDEN 5-POINT 21-129 HARRISVILLE ROAD	Salt Lake City	1977	1998	100.00%	162,316	162,316	617,861	HARMONS(2012)
628	OREM, UT	FAMILY CENTER AT OREM 1300 SOUTH STREET	Salt Lake City	1991	1998	100.00%	150,667	281,931	1,649,151	TOYS R US(2011), MEDIA PLAY(2009), OFFICE DEPOT(2008), JO-ANN STORES(2012), R.C. WILLEY(NOT OWNED)
629	RIVERDALE, UT (NORTH)	FAMILY CENTER AT RIVERDALE 510 1050 WEST RIVERDALE ROAD	Salt Lake City	1995/2003	1998	100.00%	593,398	596,198	4,988,254	MACY’S(2011), OFFICE MAX(2008), GART SPORTS(2012), SPORTSMAN’S WAREHOUSE(2009), TARGET(2017), MEDIA PLAY(2009), CIRCUIT CITY(2016)
630	RIVERDALE, UT (WEBER)	FAMILY CENTER @ RIVERDALE 526 1050 WEST RIVERDALE ROAD	Salt Lake City	2005	1 *	100.00%	35,347	386,110	335,796	JO-ANN STORES(2015), SUPER WALMART(NOT OWNED), SAM’S CLUB(NOT OWNED)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
631	SALT LAKE CITY, UT (33RD)	FAMILY PLACE @ 33RD SOUTH 3300 SOUTH STREET	Salt Lake City	1978	1998	100.00%	34,209	34,209	224,034
632	TAYLORSVILLE, UT (NORTH)	FAMILY CENTER AT MIDVALLEY 503 5600 SOUTH REDWOOD	Salt Lake City	1982/2003	1998	100.00%	641,256	713,256	6,231,327	SHOPKO(2014), JO-ANN STORES(2015), GART SPORTS(2017), 24 HOUR FITNESS(2017), BED BATH & BEYOND(2015), ROSS DRESS FOR LESS(2014), HOME USA WAREHOUSE(2012), MEDIA PLAY(2009), PETSMART(2012), HARMONS SUPERSTORE(NOT OWNED)

Vermont
633	BERLIN, VT	BERLIN MALL 282 BERLIN MALL RD., UNIT #28	Berlin	1986/1999	2 *	100.00%	174,624	174,624	1,632,622	WAL-MART(2014), J.C. PENNEY(2009)

Virginia
634	CHESTER, VA	BERMUDA SQUARE 12607-12649 JEFFERSON DAVIS	Richmond	1978	2003	100.00%	116,310	116,310	1,221,560	UKROP’S(2008)
635	FAIRFAX, VA	FAIRFAX TOWNE CENTER 12210 FAIRFAX TOWNE CENTER	Fairfax	1994	1995	14.50%	253,392	253,392	4,194,672	SAFEWAY(2019), T.J. MAXX(2009), BED BATH & BEYOND(2010), UNITED ARTISTS THEATRE(2014)
636	FREDRICKSBURG, VA	PETSMART — FREDRICKSBURG 1401 CARL D SILVER PARKWAY	Washington	1997	2007	100.00%	26,067	26,067	378,797	PETSMART(2021)
637	GLEN ALLEN, VA	CREEKS AT VIRGINIA CENTER (TIA 9830-9992 BROOK ROAD	Richmond	2002	2007	15.00%	266,308	266,308	3,847,375	BARNES & NOBLE(2011), CIRCUIT CITY(2022), BED BATH & BEYOND(2012), MICHAEL’S(2011), DICK’S SPORTING GOODS(2017)
638	LYNCHBURG, VA (WARDS CROSSING)	WARDS CROSSING (TIAA) WARDS ROAD AND WARDS FERRY ROAD	Lynchburg	2001	2007	15.00%	80,937	265,937	1,214,030	BED BATH & BEYOND(2013), MICHAEL’S(2011), PETSMART(NOT OWNED), DICK’S(NOT OWNED), TARGET(NOT OWNED)
639	MARTINSVILLE, VA	LIBERTY FAIR MALL 240 COMMONWEALTH BOULEVARD	Martinsville	1989/1997	1/2 *	50.00%	435,057	479,256	2,830,609	GOODY’S(2008), BELK(2009), J.C. PENNEY(2009), SEARS(2009), OFFICE MAX(2012), KROGER(2017), MCDONALD’S(NOT OWNED)
640	NEWPORT NEWS, VA(DENBIGH)	DENBIGH VILLAGE WARWICK BLVD AND DENBIGH BLVD	Norfolk	1998/2006	2007	100.00%	324,450	340,950	2,555,133	BURLINGTON COAT FACTORY(2008), KROGER(2017)
641	NEWPORT NEWS, VA(JEFFERSON)	JEFFERSON PLAZA (TIAA) 121 JEFFERSON AVENUE	Norfolk	1999	2007	15.00%	47,341	47,341	755,061	COMPUSA(2019)
642	RICHMOND, VA(CHESTERFIELD)	CHESTERFIELD CROSSING (TIAA) HIGHWAY 360 & WARBRO ROAD	Richmond	2000	2007	15.00%	79,802	79,802	1,276,210	BEN FRANKLIN CRAFTS(2015)
643	RICHMOND, VA(COMMONWEALTH)	COMMONWEALTH CENTER II (TIAA) 4600-5000 COMMONWEALTH CENTER PARKWAY	Richmond	2002	2007	15.00%	165,413	165,413	2,191,072	STEIN MART(2011), MICHAEL’S(2011), BARNES & NOBLE(2012)
644	RICHMOND, VA(DOWNTOWN)	DOWNTOWN SHORT PUMP 11500-900 WEST BROAD STREET	Richmond	2000	2007	100.00%	126,055	239,873	2,556,571	BARNES & NOBLE(2011), REGAL CINEMAS(2021)
645	SPRINGFIELD, VA(LOISDALE)	LOISDALE CENTER 6646 LOISDALE ROAD	Washington	1999	2007	100.00%	120,742	120,742	2,469,392	BARNES & NOBLE(2015), DSW SHOE WAREHOUSE(2010), BED BATH & BEYOND(2015), CIRCUIT CITY(2020)
646	SPRINGFIELD, VA(SPRING MALL)	SPRING MALL CENTER 6717 SPRING MALL RD	Washington	1995/2001	2007	100.00%	56,511	56,511	516,291	MICHAEL’S(2010)
647	STERLING, VA	CASCADES MARKETPLACE NEC OF CASCADES PKWY & ROUTE 7	Washington	1998	2007	100.00%	101,606	101,606	1,487,776	STAPLES(2008), SPORTS AUTHORITY(2016)
648	VIRGINIA BEACH, VA	KROGER PLAZA 1800 REPUBLIC DRIVE	Norfolk	1997	2007	20.00%	63,324	63,324	232,168	KROGER(2020)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
649	WAYNESBORO, VA	WAYNESBORO COMMONS 109 LEE DEWITT BLVD	Lynchburg	1993	2007	20.00%	52,415	52,415	429,724	KROGER(2018)
650	WINCHESTER, VA	APPLE BLOSSOM CORNERS 2190 S. PLEASANT VALLEY	Winchester	1990/1997	2 *	20.00%	240,560	240,560	2,402,723	MARTIN’S FOOD STORE(2040), KOHL’S(2018), OFFICE MAX(2012), BOOKS-A-MILLION(2013)
651	WYTHEVILLE, VA	WYTHEVILLE COMMONS (TIAA) 215-295 COMMONWEALTH DRIVE	Wytheville	2004	2007	15.00%	90,239	90,239	1,034,073	GOODY’S(2016)

Washington
652	KIRKLAND, WA (TOTEM LKS UPPER)	TOTEM LAKES UPPER TOTEM LAKES BOULEVARD	Seattle	1999/2004	2004	20.00%	233,242	279,221	2,357,092	GUITAR CENTER(2008), ROSS DRESS FOR LESS(2010)
653	OLYMPIA, WA	CIRCUIT CITY — OLYMPIA 2815 CAPITAL MALL DR SW	Olympia	1998	2007	100.00%	35,776	35,776	443,929	CIRCUIT CITY(2018)

West Virginia
654	BARBOURSVILLE, WV	BARBOURSVILLE CENTER 5-13 MALL ROAD	Huntington	1985	1998	100.00%	70,900	133,396	389,425	DISCOUNT EMPORIUM(2006), GOODY’S(2014), VALUE CITY(NOT OWNED)
655	MORGANTOWN, WV	GLENMARK CENTRE INTERSTATE 68 AND PIERPONT ROAD	Morgantown	1999/2000	2007	100.00%	111,278	383,725	1,210,433	SHOP ‘N SAVE(2009), MICHAEL’S(2011)
656	WEIRTON, WV	ECKERD DRUG STORE #6089 1360 COVE ROAD	Pittsburgh	2000	2007	100.00%	10,908	10,908	221,870

Wisconsin
657	BROOKFIELD, WI (SW)	SHOPPERS WORLD OF BROOKFIELD NORTH 124TH STREET AND WEST CA	Milwaukee	1967	2003	14.50%	182,722	190,142	1,432,655	T.J. MAXX(2010), MARSHALLS MEGA STORE(2009), OFFICE MAX(2010), BURLINGTON COAT FACTORY(2012)
658	BROWN DEER, WI (CENTER)	BROWN DEER CENTER NORTH GREEN BAY ROAD	Milwaukee	1967	2003	14.50%	266,716	266,716	2,008,393	KOHL’S(2023), MICHAEL’S(2012), OFFICE MAX(2010), T.J. MAXX(2012), OLD NAVY(2012)
659	BROWN DEER, WI (MARKET)	MARKET PLACE OF BROWN DEER NORTH GREEN BAY ROAD	Milwaukee	1989	2003	14.50%	143,372	143,372	1,134,101	MARSHALLS MEGA STORE(2009), PICK ‘N SAVE(2010)
660	MILWAUKEE, WI	POINT LOOMIS SOUTH 27TH STREET	Milwaukee	1962	2003	100.00%	160,533	160,533	707,571	KOHL’S(2012), PICK ‘N SAVE(2012)
661	OSHKOSH, WI	WALGREENS — OSHKOSH 950 S. KOEHLER ST	Appleton	2005	2007	100.00%	13,905	13,905	305,910
662	RACINE, WI	MOUNT PLEASANT OUTLOT WASHINGTON AVE. VILLAGE CENTER DR.	Racine	2003	2007	20.00%	10,784	10,784	348,740
663	RACINE, WI (VILLAGE)	VILLAGE CENTER 5500-5740 WASHINGTON AVENUE	Racine	2003	2007	20.00%	217,103	217,103	2,053,365	JEWEL(2022), KOHL’S(2023)
664	WEST ALLIS, WI(WEST)	WEST ALLIS CENTER WEST CLEVELAND AVE. AND S. 108	Milwaukee	1968	2003	100.00%	246,081	259,981	1,421,496	KOHL’S(2008), MARSHALLS MEGA STORE(2009), PICK ‘N SAVE(2008)

Brazil
28	BRASILIA, BR	PATIO BRASIL SHOPPING SCS QUADRA 07 BL A	Brasilia	1997/2001	2006	4.85%	333,929	366,113	10,870,316	LOJAS AMERICANAS(2999), OTOCH(2007), RIACHUELO(2007), C&A(NOT OWNED), RENNER(2011), CENTAURO(2007)
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the Six Months ended June 30, 2007
2Q07 Property List

				Year		DDR		Owned &
				Developed/	Year	Ownership		Unowned	Total
Location		Center/Property	MSA	Redeveloped	Acquired	Interest	Owned GLA	GLA	Annualized Rent	Anchor Tenants (Lease Expiration)
29	SAO PAULO, BR	PARQUE DOM PEDRO AV. GUILHERME CAMPOS, 500	Campinas	2001	2006	48.27%	1,397,214	1,397,214	23,278,497	LOJAS AMERICANA(2014), CASAS BAHA(2011), CENTAURO(2012), MARISA(2016), BIG(2021), ETNA(2015), PERNAMBUCANA(2012), RIACHUELO(2012), C&A(NOT OWNED), ZARA(2014), RENER(2014), FNAC(2012), LUSTRES YAMAMURA(2011), CENTER LIDER(2009)
30	SAO PAULO, BR	CAMPO LIMPO SHOPPING ESTRADA DO CAMPO LIMPO 459	Sao Paulo	2005	2006	9.32%	216,859	216,859	2,472,525	C&A(2016), MARISA(2016), COMPRE BEM(2012), CASAS BAHA(2011)
31	FRANCA, BR	FRANCA SHOPPING AV. RIO NEGRO, 1100	Franca	1993	2006	30.06%	194,454	194,454	1,554,472	C&A(2016), CASAS BAHA(2009), MAGAZINE LUIZA(2010), LOJAS AMERICANA(2014), C&C (2011)
32	SAO PAULO, BR	SHOPPING METROPOLE PRACA SAMUEL SABATINE, 200	Sao Paulo	1980/1995/1997	2006	41.15%	273,638	273,638	8,070,528	LOJAS AMERCANAS(2007), RENNER(2007)
33	SAO PAULO, BR	BOAVISTA SHOPPING RUA BORBA GATO, 59	Sao Paulo	2004	2006	46.61%	278,899	278,899	3,271,343	C&A(2014), MARISA&FAMILIA(2014), SONDA(2999)
34	SAO PAULO, BR	SHOPPING PENHA RUA DR JOAO RIBEIRO, 304	Sao Paulo	1992/2004	2006	34.10%	321,177	321,177	5,461,574	MARISA & FAMILIA(2014), SONDA(2014), LOJAS AMERICANAS(2013), KALUNGA(2010), C&A(2014
35	SAO PAULO, BR	PLAZA SUL PRACA LEONOR KAUPA	Sao Paulo	1994	2006	9.32%	251,159	293,597	7,657,486	LOJAS AMERICANAS(2011), C&A(NOT OWNED), LUIGI BERTOLLI(2007), CAMICADO(2010), MONDAY ACADEMIA(2009), RENNER(2010), DEPAMERICANAS(2011), DEPOSITO(2007), DEP SHOEBIZ(2007)
36	SAO PAULO, BR	TIVOLI SHOPPING AV. SANTA BARBARA, 777	Sao Paulo	1993/2006	2006	11.65%	222,062	237,654	2,738,549	LOJAS AMERICANAS(2014), UNIMED(2010), MAGAZINE LUIZA(2008), C&A(NOT OWNED), C&C(2011), PAULISTAO(2016)
					Grand Total:		107,288,354	138,746,622	1,275,267,160

*	1. Property Developed by the Company

*	2. Original IPO Property

Does Not Include Service Merchandise Interests
Property List 1.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP IIIB
Date Formed:	September 2000
Property Name/Location:	Deer Park, IL

Major Tenants:	Cinemark	Pottery Barn
	Talbots	Coldwater Creek
	Restoration Hardware	J. Crew
	Victoria’s Secret	Pier 1 Imports
	GAP	Banana Republic
	Barnes & Noble	Ann Taylor

Partnership Structure

Equity Contribution:	1% — Coventry Real Estate Partners*
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners*
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners*
once limited partners have received a 10% preferred return and return of equity

Fees to DDR

Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	.5% of gross asset cost
Leasing Fees:	N/A
Capital Structure (in millions)

DDR	$2.1
Prudential	5.8
Coventry	3.2

Total Capital	$11.1

Debt	$60.0

Total Debt & Equity	$71.1

*	100% owned by DDR
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:		Retail Value Investment Program VII LLC
Date Formed:		November 2000
Property Name/Location:		The joint venture consists of the following 2 properties:

Downtown Pleasant Hill — Pleasant Hill, CA
Valley Central Shopping Center — Lancaster, CA

Major Tenants:	Cinemark	Michael’s
	Ross Stores	Staples
	Wal-Mart	Bed, Bath & Beyond
Albertson’s
Marshalls

Partnership Structure

Equity Contribution:		1% — Coventry Real Estate Partners *
20% — DDR
79% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:		1% — Coventry Real Estate Partners *
20% — DDR
79% — Prudential Real Estate Investors
Up to a leveraged 11% return on equity (10% year one, 10.5% year two, 11% thereafter)

Promote (current):		(i) Pro rata in proportion to the member’s invested capital until the members have received, on a cumulative basis, an amount equal to the preferred return, (ii) 75% to all members in proportion to their invested capital and 25% to Coventry Real Estate Partners* until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 15% return, (iii) 70% to all members in proportion to their invested capital and 30% to Coventry until DDR and PREI have been allocated, on a cumulative basis, an amount equal to a 20% return, and (iv) 65% to all members pro rata in proportion to their ownership percentages and 35% to Coventry.

Fees to DDR

Management Fee:		3.2% of gross rents
Construction Management Fee:		5% of hard and soft costs
Asset Management Fee:		.8% of gross rents
Leasing Fees (without co-broker):		5% on new leases on years 1-5; 2.5% on years 6-10 (spaces < 15,000 square feet)
4% on new leases on years 1-5; 2% on years 6-10 (spaces > 15,000 square feet)
3% on new leases on years 1-5; 1.5% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Capital Structure (in millions)

DDR	$3.8
PREI	14.8
Coventry	7.4

Total Capital	$26.0

Debt	$72.1

Total Debt & Equity	$98.1

*	100% owned by DDR
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Retail Value Investment Program LP VIII
Date Formed:	September 2003
Property Name/Location:	Shops@Tech.Ridge — Austin, TX

Major Tenants:	Target	Linen’s ‘N Things
	Pier One	Toys ‘R Us
	Dress Barn	Hobby Lobby
	Rack Room Shoes	Office Depot
	PetsMart	Best Buy
Ross Dress for Less

Partnership Structure

Equity Contribution:	1% — Coventry Real Estate Partners *
24.75% — DDR
74.25% — Prudential Real Estate Investors (PREI)

Cash Flow Distribution:	1% — Coventry Real Estate Partners *
24.75% — DDR
74.25% — Prudential Real Estate Investors
Up to a leveraged 10% preferred return on equity

Promote (current):	33% Coventry Real Estate Partners*
once limited partners have received a 10% preferred return and return of equity

Fees to DDR

Management Fee:	3.5% of gross rents
Development Fee:	1% of hard costs for all improvements
Asset Management Fee:	N/A
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 9,999 square feet)
4% on new leases on years 1-5; 2% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot (spaces 20,000 square feet and greater)
3% on renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.5% on renewals on years 1-5; 1.25% on remainder of term (spaces 5,000 - 9,999 square feet)
2% on renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 19,999 square feet)
$2 per square foot on renewals (spaces 20,000 square feet and greater)
4% on new leases years 1-5; 2% years 6-10; (outparcels/ground leases)
2% on renewals on years 1-5; 1% years 6-10 (outparcels/ground leases)
6% on Gross Sales Price up to $500,000 (outparcels)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Development Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	$5,000 for each in-line space less than 10,000 square feet
Capital Structure (in millions)

DDRC	$2.3
Prudential	7.1
Coventry	(0.8)

Total Capital	$8.6

Debt	$23.4

Total Debt & Equity	$32.0

*	100% owned by DDR

**	Fees shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DPG Realty Holdings LLC
Date Formed:	October 2004
Property Name/Location:	The joint venture consists of the following twelve properties:

	Tops Plaza — Elmira, NY	Tops-Gander Mnt. Plaza — Tonawanda, NY
	Tops Plaza — Hamburg, NY	Tops Plaza — Hamlin, NY
	Tops Plaza — Norwich, NY	Farragut Pointe — Farragut, TN
	Tops Plaza — Avon, NY	Columbia Square — Columbia, TN
	Tops Plaza — Arcade, NY	Five Forks Crossing — Lilburn, GA
	Tops Plaza — Tonawanda, NY	Five Forks Village — Lawrenceville, GA

Major Tenants:	Bi-Lo
BJ’s Wholesale Club
Gander Mountain Company
Kroger
Tops

Partnership Structure

Equity Contribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Cash Flow Distribution:	10.0% — JDN QRS, Inc.
90.0% — Prudential Insurance Company of America (PICA)

Fees to DDR

Management Fee:	4% of gross income
Construction Supervision Fee:	5% of gross cost of all development and tenant improvement work (including hard and soft costs)
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
5% on new leases on years 1-5; 2.5% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
4% on new leases on years 1-5; 2% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
3% for renewals on years 1-5; 1.5% on remainder of term, max 10 yrs. (spaces < 5,000 square feet)
2.5% for renewals on years 1-5; 1.25% on remainder of term, max 10 yrs. (spaces 5,000 - 10,000 square feet)
2% for renewals on years 1-5; 1% on remainder of term, max 10 yrs. (spaces 10,000 - 20,000 square feet)
$2 per square foot for renewals with a material amendment to the lease; 1$ if renewed without a material amendment (spaces > 20,000 square feet)
4% on new outparcels/ground leases on years 1-5; 2% on remainder of term, max 10 years
2% on renewal outparcels/ground leases on years 1-5; 1% on remainder of term, max 10 years
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,000 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Capital Structure (in millions)

JDN	$11.3
PICA	102.0

Total Capital	$113.3

Debt	$10.5

Total Debt & Equity	$123.8

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDRA Community Centers Five, L.P.
Date Formed:	September, 1998; DDRA CC Seven, L.P. merged July, 2005
Property Name/Location:	The joint venture consists of the following five properties:

	Foothills Towne Center — Ahwatukee, AZ		Maple Grove Crossing — Maple Grove, MN
	Arrowhead Crossing — Phoenix, AZ		Tanasbourne Town Center — Portland, OR
Eagan Promenade — Eagan, MN

Major Tenants:	AMC Theatre	DSW Shoe Warehouse	Nordstrom Rack (not owned)
	Ashley’s Furniture	Ethan Allen (not owned)	Office Depot
	Babies ‘R Us	Famous Footwear	OfficeMax
	Barnes & Noble	Gander Mountain	Old Navy
	Bassett Furniture	Haggan’s	Petco
	Bed Bath & Beyond	JoAnn, Etc.	Petsmart
	Best Buy	Kohl’s Department	Pier 1 Imports
	Byerly’s	Linens ‘N Things	Ross Dress for Less
	Circuit City	Mac Frugal’s	Staples
	Comp USA	Mervyns (not owned)	Stein Mart
	Cub Foods (not owned)	Michael’s	TJ Maxx

Partnership Structure

Equity Contribution:	50% — DDR
50% — DRA Advisors

Cash Flow Distribution:	50% — DDR
50% — DRA Advisors

Fees to DDR

Management Fee:	3.5% of gross retail income
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co- broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$(37.4)
DRA Advisors	(37.4)

Total Capital (1)	$(74.8)

Payable to DDR	$0.1

Debt	$280.0

Total Debt & Equity	$205.3

(1)	Equity position is attributable to the Company refinancing mortgage debt at the fair market value of the assets, which is different than the historical net assets of the joint venture.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Lennox Town Center Limited
Date Formed:	February, 1998
Property Name/Location:	Lennox Town Center Shopping Center — Columbus, OH

Major Tenants:	AMC Theatres Lennox 24
Barnes & Noble
Staples
Target

Partnership Structure

Equity Contribution:	50% — DDR
50% — Casto Properties

Cash Flow Distribution:	50% — DDR
50% — Casto Properties

Fees to DDR

Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$(4.5)
Casto Properties	(4.5)

Total Capital (1)	$(9.0)

Debt	$27.0

Total Debt & Equity	$18.0

(1)	Equity position is attributable to the Company refinancing mortgage debt at the fair market value of the assets, which is different than the historical net assets of the joint venture.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Sun Center Limited
Date Formed:	February, 1998
Property Name/Location:	Sun Center — Columbus, OH

Major Tenants:	Ashley Furniture Homestore
Babies ‘R Us
Michael’s
Staples
Stein Mart
Whole Food Markets

Partnership Structure

Equity Contribution:	79.45% — DDR
20.55% — Casto Properties

Cash Flow Distribution:	79.45% — DDR
20.55% — Casto Properties

Fees to DDR

Management Fee:	1.312% of all rent
Development Fee:	N/A
Leasing Fees:	N/A
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$—
Casto Properties	—

Total Capital (1)	$—

Debt	$19.8

Total Debt & Equity	$19.8

(1)	Basis differentials occur primarily when the Company has purchased an interest in existing joint ventures at fair market values which differ from their proportionate share of the historical net assets of the joint ventures.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DOTRS LLC
Date Formed:	September, 1996
Property Name/Location:	Macedonia Commons — Macedonia, Ohio

Major Tenants:	Kohl’s Department Store
Tops Markets
Wal-Mart (not owned)

Partnership Structure

Equity Contribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Cash Flow Distribution:	50% — DDR
50% — The State Teachers Retirement Board of Ohio

Fees to DDR

Management Fee:	5% of gross retail income
Development Fee:	5% of hard costs for all improvements
Leasing Fees:	5% on new leases, 3.5% on renewals
Commission on Outparcel Sales:	N/A
Capital Structure (in millions)

DDR	$0.35
The State Teachers Retirement Board	0.35

Total Capital	$0.7

Debt	$21.0

Total Debt & Equity	$21.7

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Jefferson County Plaza LLC
Date Formed:	July 1999
Property Name/Location:	Arnold, MO

Major Tenants:	Deal$
Home Depot (not owned)
Sally Beauty Supply
Shoe Carnival
Target (not owned)

Partnership Structure

Equity Contribution:	50% — DDR
50% — The Sansone Group (50% owned by DDR)

Cash Flow Distribution:	50% — DDR
50% — The Sansone Group

Fees to DDR

Management Fee:	1.5% of gross rental income
Development Fee:	NA
Leasing Fees:	2.5% of gross base rent plus reimbursables on new leases; 1.75% on renewals
Capital Structure (in millions)

DDR	$(0.47)
The Sansone Group	(0.47)

Total Capital	$(0.9)

Payable to DDR	$3.1

Debt	$3.7

Total Debt & Equity	$5.9

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR Markaz II LLC (Kuwaiti Financial Centre II)
Date Formed:	November 2004
Property Name/Location:	The joint venture consists of the following thirteen properties:

	Culver Ridge Plaza — Irondequoit, NY	Oxford Place — Oxford, MS
	Tops Plaza — LeRoy, NY	Midway Plaza — Loganville, GA
	Tops Plaza — Jamestown, NY	Chillicothe Place — Chillicothe, OH * excluding Lowe’s
	Tops Plaza — Ontario, NY	Northcreek Commons — Goodlettsville, TN
	Tops Plaza Union — Cheektowaga, NY	Panorama Plaza — Rochester, NY
	Tops Plaza — Warsaw, NY	Crossroads Centre — Orchard Park, NY
Tops Plaza Robinson — Amherst, NY

Major Tenants:	AJ Wright	Lowe’s (not owned)
	Blockbuster Video	Office Max
	Dollar Tree	Regal Cinemas
	Factory Card Outlet	Stein Mart
	Kroger	Tops Markets
Linens ‘N Things

Partnership Structure

Equity Contribution:	80% — Kuwait Financial Centre S.A.K., Bank of Bahrain and Kuwait B.S.C. (dba as “Markaz”)
20% — DDR

Cash Flow Distribution:	80% — Markaz
20% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and Markaz equity interest until both members have been allocated an amount equal to a 11.5% annual internal rate of return, and (ii) 50% to DDR and 50% to DDR and Markaz in proportion to their equity interest.

Fees to DDR

Property Management Fee:	4.0% of revenues
Development Fee:	5.0% of total costs for all improvements
Asset Management Fee:	6.25% of net operating income
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (ground leases)
Renewals earn 50% of fees on new leases
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price over $1,000,000
Capital Structure (in millions)

DDR	$9.2
Markaz	36.7

Total Capital	$45.9

Receivable from DDR	$(0.2)

Payable to DDR	$0.2

Debt	$150.5

Total Debt & Equity	$196.4

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Bloomfield LLC
Date Formed:	August 2006
Property Name/Location:	Bloomfield Park — Bloomfield Hills, MI

Major Tenants:	Blue Point Ocean Grill	Pac Sun
	Bar Louie	Faro Design
	BCBG	BCBG Girls
	Hyde Park Steakhouse	Orvis
Other retail tenants and restaurants to be announced.

Partnership Structure

Coventry II DDR Harbor Bloomfield Phase I LLC

Equity Contribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	50% — BP 1, LLC
50% — Coventry II DDR Bloomfield LLC (a)

Coventry II DDR Harbor Bloomfield Phase II LLC

Equity Contribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC

Cash Flow Distribution:	70% — BP 2, LLC
30% — Coventry II DDR Bloomfield LLC (b)

Coventry II DDR Bloomfield LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Development Fee:	4% of all hard and soft costs
Leasing Fees:	$3 per square foot (for initial leasing during development)
6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$23.9
DDR	6.0

Total Capital	$29.9

Debt	$48.0

Total Debt & Equity	$77.9

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.

(a)	Cash flow is distributed in the following order: 18% preferred return to Coventry II DDR Bloomfield LLC (Coventry/DDR), return of Coventry/DDR contributed capital, payment of BPI, LLC’s Deferred Sales Price, as defined in the Partnership Agreement, the remainder in accordance with the membership interests.

(b)	Cash flow is distributed in the following order: 18% preferred return to Coventry II DDR Bloomfield LLC (Coventry/DDR), return of Coventry/DDR contributed capital, the remainder in accordance with the membership interests.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Buena Park LLC
Date Formed:	November 2004
Property Name/Location:	Buena Park Mall — Buena Park, CA

Major Tenants:	Ross Dress For Less	Circuit City
	PetsMart	Office Depot
	Kohl’s	Walmart
	Bed Bath & Beyond	Sears
	Michael’s	Steve & Barry’s University
	DSW Shoe Warehouse	Krikorian Premier Theater
24 Hour Fitness

Partnership Structure

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$26.9
DDR	6.7

Total Capital	$33.6

Debt	$61.0

Total Debt & Equity	$94.6

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Fairplain LLC
Date Formed:	May 2006
Property Name/Location:	Fairplain Plaza — Benton Harbor, MI

Major Tenants:	Target (not owned)	Pier 1 Imports
	TJ Maxx	Dunham’s Sporting Goods
	Office Depot	Old Navy
	Dollar Tree	Rite Aid
Kohl’s (not owned)

Partnership Structure

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$8.8
DDR	2.2

Total Capital	$11.0

Debt	$16.0

Total Debt & Equity	$27.0

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Marley Creek LLC
Date Formed:	November 2006
Property Name/Location:	Marley Creek Square — Orland, IL

Major Tenants:	Washington Mutual
Barraco’s
Starbucks
Remax Team 2000

Partnership Structure

Coventry II DDR/Tucker Marley Creek Square LLC

Ownership Percentage:	50% — Coventry II DDR Marley Creek LLC
50% — TDC Marley Creek, LLC

Cash Flow Distribution:	50% — Coventry II DDR Marley Creek LLC
50% — TDC Marley Creek, LLC
(After Coventry II DDR Marley Creek LLC receives an 18% preferred return on it’s equity contribution)

Coventry II DDR Marley Creek LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Capital Structure (in millions)

Coventry II Fund	$2.0
DDR	0.5

Total Capital	$2.5

Debt	$10.2

Total Debt & Equity	$12.7

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Merriam Village LLC
Date Formed:	March 2005
Property Name/Location:	Merriam Village - Merriam, Kansas

Major Tenants:	To be announced

Partnership Structure

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$7.2
DDR	1.8

Total Capital	$9.0

Debt	$18.5

Total Debt & Equity	$27.5

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
**	Fee shall not be paid with respect to the initial leasing or development.

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Montgomery Farm LLC
Date Formed:	May, 2006
Property Name/Location:	Montgomery Farm — Allen, TX

Major Tenants:	Market Street United	Fransesca’s Collection
	P.F. Changs,	Origins
	Eddie Bauer	Ann Taylor Loft
Other retail tenants and restaurants to be announced.

Partnership Structure

Coventry II DDR/Trademark Montgomery Farm L.P.

Equity Contribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC

Cash Flow Distribution:	50% — Trademark Montgomery Farm L.P
50% — Coventry II DDR Montgomery Farm LLC
(After Coventry II DDR Montgomery Farm, LLC receives a 15% preferred return on its equity contribution.)

Coventry II DDR Montgomery Farm LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	2% of gross income
Development Fee:	1% of all hard and soft costs
Lease Review Fee:	$1 per square foot
Capital Structure (in millions)

Coventry II Fund	$32.7
DDR	8.2

Total Capital	$40.9

Debt	$—

Total Debt & Equity	$40.9

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Phoenix Spectrum LLC
Date Formed:	March 2004
Property Name/Location:	Spectrum Mall — Phoenix, AZ

Major Tenants:	Wal-Mart	Walgreens
	Costco Wholesale	Harkins Theater
	Ross Dress For Less	Famous Footwear
	PetsMart	Big 5 Sporting Goods
BBB Fashion Mart

Partnership Structure

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$23.5
DDR	5.1

Total Capital	$28.6

Debt	$46.0

Total Debt & Equity	$74.6

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Service Holdings LLC
Date Formed:	September 2006
Property Name/Location:	The Joint Venture consists of 46 fee simple, leasehold and groundlease interests previously owned by the Service Merchandise Company, Inc. In total, these properties are located in 23 states across the United States.

Partnership Structure

Equity Contribution:	80.00% — Coventry II Fund
20.00% — DDR

Cash Flow Distribution:	80.00% — Coventry II Fund *
20.00% — DDR

Fees to DDR

Management Fee:	4.0% of gross income
Development Fee:	5.0% of all hard costs
Leasing Fees:	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-10 (ground leases)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
Commission on Outparcel Sales:	6% of gross sales price < $500,000 (outparcel sales)
5% of gross sales price $500,001 — $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$37.8
DDR	9.4

Total Capital	$47.2

Debt	$119.7

Total Debt & Equity	$166.9

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Totem Lakes LLC
Date Formed:	January 2004
Property Name/Location:	Totem Lakes Mall — Kirkland, WA

Major Tenants:	Guitar Center	Denny’s Pet World
	Trader Joe’s	CompUSA
	Big 5 Sporting Goods	Famous Footwear
	Totem Lake Theater	Ross Dress For Less

Partnership Structure

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$14.3
DDR	3.6

Total Capital	$17.9

Debt	$21.0

Total Debt & Equity	$38.9

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Tri County LLC
Date Formed:	May 2006
Property Name/Location:	Tri County Mall — Cincinnati, OH

Major Tenants:	Dillard’s	Macy’s (Not Owned)
	Abercrombie & Fitch	Sears
	Limited	New York & Co.
	Victoria’s Secret	Ann Taylor Loft

Partnership Structure

Thor Gallery at Tri County, LLC

Ownership Percentage:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Equity Contribution:	.5% — Thor MM Gallery at Tri County, LLC
9.5% — Thor Gallery at Tri County Mezz, LLC
90.0% — Coventry II DDR Tri County LLC

Coventry II DDR Tri County LLC

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	The Greater of $650,000 or 2.5% of Gross Income
Development/Leasing Fee:	$500,000
Capital Structure (in millions)

Coventry II Fund	$28.3
DDR	7.0

Total Capital	$35.3

Debt	$169.3

Total Debt & Equity	$204.6

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Ward Parkway LLC
Date Formed:	June 2003
Property Name/Location:	Ward Parkway — Kansas City, MO

Major Tenants:	Target (not owned)	Old Navy
	Dillards	Off Broadway Shoes
	Pier One Imports	24 Hour Fitness
	TJ Maxx	Dick’s Sporting Goods
	AMC Theatre	Petsmart
Steve & Barry’s University

Partnership Structure

Equity Contribution:	80% — Coventry II Fund
20% — DDR

Cash Flow Distribution:	80% — Coventry II Fund *
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Development Fee:	5% of all hard and soft costs
Leasing Fees:	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 - 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 - 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 - 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 - 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of gross sales price ≤ $500,000 (outparcel sales)
5% of gross sales price $500,001 - $1,000,000 (outparcel sales)
4% of gross sales prices > $1,000,000 (outparcel sales)
Construction Management Fee:	5% of all development and tenant improvement work performed
Tenant Coordination Fee:	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$19.0
DDR	4.7

Total Capital	$23.7

Debt	$36.0

Total Debt & Equity	$59.7

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Coventry II DDR Westover LLC/DDR DB 151 Ventures LP
Date Formed:	June 2004
Property Name/Location:	Westover Marketplace — San Antonio, TX

Major Tenants:	Target (not owned)
Lowe’s (not owned)
Ross
Petsmart
Sportsman’s Warehouse
Office Depot

Partnership Structure

DDR DB 151 Ventures LP

Ownership Percentage:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(No equity contributions at the partnership level)

Cash Flow Distribution:	50% — Coventry II DDR Westover LLC
50% — ERA 151 Partners, Ltd. (Development Partner)
(After repayment of 10.5% interest on the Coventry II DDR Westover loan and repayment of the loan)

Coventry II DDR Westover LLC

Equity Contribution:	80% — Coventry II Fund*
20% — DDR
Cash Flow Distribution:	80% — Coventry II Fund*
20% — DDR

Fees to DDR

Management Fee:	4% of gross income
Development Fee:	1% of all project costs less land
Leasing Fees: **	6% on new leases on years 1-5; 3% on remainder of term (spaces < 5,000 square feet)
4.5% on new leases on years 1-5; 2.25% on remainder of term (spaces 5,000 — 10,000 square feet)
3.5% on new leases on years 1-5; 1.75% on remainder of term (spaces 10,000 — 20,000 square feet)
$2 per square foot (spaces > 20,000 square feet)
4% on new leases on years 1-10 (ground lease)
3% for renewals on years 1-5; 1.5% on remainder of term (spaces < 5,000 square feet)
2.25% for renewals on years 1-5; 1.125% on remainder of term (spaces 5,000 — 10,000 square feet)
1.75% for renewals on years 1-5; 1% on remainder of term (spaces 10,000 — 20,000 square feet)
$1 per square foot for renewals (spaces > 20,000 square feet)
2% on renewals on years 1-10 (ground lease)
6% of Gross Sales Price up to $500,000 (Outparcel Sales)
5% of Gross Sales Price over $500,000 but less than $1,000,000 (Outparcel Sales)
4% of Gross Sales Price $1,000,000 or over (Outparcel Sales)
Construction Management Fee: **	5% of all development and tenant improvement work performed
Tenant Coordination Fee: **	5% of all hard and soft costs
Capital Structure (in millions)

Coventry II Fund	$5.0
DDR	1.3

Total Capital	$6.3

Debt	$19.0

Total Debt & Equity	$25.3

*	Coventry II Fund:

DDR is entitled to a promote as a special member of the Coventry II Fund equal to 10% of all cash flow distributions after the distribution to all members of the Coventry II Fund of (i) a 10% preferred return on all contributed capital in all Coventry II Fund investments and (ii) 100% of the unreturned contributed capital in all Coventry II Fund investments.

**	Fee shall not be paid with respect to the initial leasing or development.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Sonae Sierra Brazil BV Sarl
Date Formed:	October 2006
Property Name/Location:	The joint venture consists of the following 9 properties:

	Parque Dom Pedro — Campinas, Brazil	Franca Shopping — Franca, Brazil
	Shopping Penha — Sao Paulo, Brazil	Tivoli — Sao Paulo, Brazil
	Boavista Shopping — Sao Paulo, Brazil	Shopping Metropole — Sao Bernardo de Campo, Brazil
	Plaza Sul — Sao Paulo, Brazil	Campo Limpo Shopping — Estrada do Campo Limpo, Brazil
Patio Brasil Shopping — Brasilia, Brazil

Major Tenants:	Sonda
Lojas Americanas
Center Lider
Renner

Management and Leasing Company:	DDR owns a 50% interest in the management and leasing company.

Partnership Structure

Sonae Sierra Brasil Limitada

Ownership Percentage:	94.48% — Sonae Sierra Brazil BV Sarl
5.52% — Enplanta Engenharia

Cash Flow Distribution:	94.48% — Sonae Sierra Brazil BV Sarl
5.52% — Enplanta Engenharia

Sonae Sierra Brazil BV Sarl

Equity Contribution:	50% — DDR
50% — Sonae Sierra SGPS S.A.

Cash Flow Distribution:	50% — DDR
50% — Sonae Sierra SGPS S.A.

Fees to DDR

None.

Capital Structure (in millions)

DDR	$128.3	*
Sonae Sierra SGPS S.A.	128.3

Total Capital	$256.6

Debt	$—

Total Debt & Equity	$256.6

*	The capital structure above reflects the historical basis of the assets assumed from the previous joint venture partner adjusted for subsequent changes in capital activity. DDR’s aggregate investment in the partnership reflects the fair value of the purchase price. DDR acquired a 50% interest in this investment in October 2006 for approximately $148 million. With respect to the initial capital structure, approximately $8.4 million related to the value of the working capital.
During the first quarter of 2007, the joint venture acquired an additional 73% interest in Shopping Metropole of which DDR’s investment was approximately $23.9 million. During the second quarter of 2007, the joint venture acquired land for development and an additional 10% interest in Plaza Sul of which DDR’s investment was approximately $5.1 million.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDRTC Core Retail Fund, LLC
Date Formed:	February 2007
Property Name/Location:	The joint venture consists of the following 66 properties:

	Cox Creek Shopping Center — Florence, AL		Goody’s Shopping Center — Augusta, GA
	Westside Centre — Huntsville, AL		Village Crossing — Skokie, IL
	River Ridge — Birmingham, AL		Costco Plaza — White Marsh, MD
	McFarland Plaza — Tuscaloosa, AL		Chatham Crossing — Siler City, NC
	Naugatuck Valley — Waterbury, CT		Oak Summit — Winston-Salem, NC
	Universal Plaza — Lauderhill, FL		Winslow Bay Commons — Mooresville, NC
	Walks at Highwood Preserve — Tampa, FL		Sycamore Commons — Matthews, NC
	Cypress Trace — Ft. Meyers, FL		Bi-Lo Southern Pines — Southern Pines, NC
	Market Place — Ft. Meyers, FL		Gateway Plaza — Jacksonville, NC
	Circuit City Plaza — Orlando, FL		Alexander Place — Raleigh, NC
	Sand Lake Corners — Orlando, FL		Capital Plaza — Wake Forest, NC
	Boynton Commons — Boynton Beach, FL		Willoughby Hills Shopping Center — Willoughby Hills, OH
	Gateway Market Center — St. Petersburg, FL		Carlisle Commons — Carlisle, PA
	Sarasota Pavilion — Sarasota, FL		Overlook at King of Prussia — King of Prussia, PA
	Shoppes at Lake Mary — Lake Mary, FL		Warwick Center — Warwick, RI
	Bartow Marketplace — Cartersville, GA		Aiken Exchange — Aiken, SC
	David’s Bridal Center — Macon, GA		Anderson Central — Anderson, SC
	Eisenhower Crossing — Macon, GA		North Hill Commons — Anderson, SC
	Woodstock Square — Woodstock, GA		Columbiana Station — Columbia, SC
	Southlake Pavilion — Morrow, GA		Target Center — Columbia, SC
	Barrett Pavilion — Kennesaw, GA		Bellevue Place Shopping Center — Nashville, TN
	Heritage Pavilion — Smyrna, GA		Town & Country — Knoxville, TN
	Newnan Pavilion — Newnan, GA		Turkey Creek — Knoxville, TN
	Stonecrest Marketplace — Lithonia, GA		Chesterfield Crossing — Richmond, VA
	Douglas Pavilion — Douglasville, GA		Commonwealth Center — Richmond, VA
	Fayette Pavilion — Fayetteville, GA		Creeks at Virginia Center — Glen Allen, VA
	Stonebridge Square — Roswell, GA		Wards Crossing — Lynchburg, VA
	Marketplace at Millcreek — Buford, GA		Jefferson Plaza — Newport News, VA
	Venture Pointe — Duluth, GA		Wytheville Commons — Wytheville, VA
	Pleasant Hill — Duluth, GA		Hillsboro Square — Deerfield Beach, FL
	Suwanee Crossroads — Suwanee, GA		Paradise Place — West Palm Beach, FL
	City Crossing — Warner Robins, GA		Birkdale Village — Huntersville, NC
	Hiram Pavilion — Hiram, GA		Waterfront Marketplace/Towne Center — Homestead, PA

Major Tenants:	Best Buy	Stop & Shop	Kohl’s	Hobby Lobby
	Dick’s Sporting Goods	Wal-Mart	HH Gregg	JCPenney
	Linen’s & Things	Beall’s	AMC Theatre	Crown Theatre
	Target	Staples	Jo-Ann Fabrics	Costco
	Baby Superstore	Petsmart	Homegoods	Giant Eagle
	Bed Bath & Beyond	Sports Authority	Home Depot	Sam’s Club
	Comp USA	Office Depot	Babies R Us	Cinemark USA
	Goody’s	Publix Supermarkets	Best Buy	United Artists Theatre
	Marshall’s	TJ Maxx	Sports Authority	Food City
	Ross Dress for Less	Old Navy	Tinseltown USA	Carmlike Cinemas
	Stein Mart	Lowe’s	Belk	Staples
	Circuit City	Kroger	DSW Shoe Warehouse	Filene’s Basement
	Toys R Us	Ross Dress for Less	Ashley’s Furniture	Lowe’s Theatre

Partnership Structure

Equity Contribution:	85% — TREA Retail Property Portfolio 2006, LLC (“TIAA”)
15% — DDR

Cash Flow Distribution:	85% — TIAA
15% — DDR

Promote (current):	(i) Pro rata in proportion to DDR and TIAA equity interest until both members have been allocated an amount equal to a 10% annual internal rate of return, and (ii) 20% to DDR and 80% to DDR and TIAA in proportion to their equity interest.
Joint Venture Partnership Summaries 2.0

Fees to DDR

Property Management Fee:	4.0% of revenues
Construction Management Fee:	5.0% of total costs for all improvements in excess of $25,000
Asset Management Fee:	.25% of the aggregate capital contributions and member loans
Acquisition Fee:	.25% of the gross purchase price of the properties
Ancillary Income Fee:	25% of all funds generated from ancillary income sources
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on years 6-10; nothing thereafter
3.0% on renewals on years 1-5; 3.0% on years 6-10; nothing therafter
$2.00 per square foot (spaces > 20,000 square feet)
6.0% on new outparcel ground leases on years 1-5; 3.0% on years 6-10; nothing thereafter
2.0% on renewals outparcel ground leases on years 1-5; 1.0% on years 6-10; nothing thereafter
Commission on Outparcel Sales:	6.0% of gross sales price up to $1,000,000
5.0% of gross sales price $1,000,000 - $1,500,000
4.0% of gross sales price over $1,500,000

Capital Structure (in millions)

DDR	$183.2
TIAA	1,037.8

Total Capital	$1,221.0

Payable to DDR, net	$2.3

Debt	$1,801.6

Total Debt & Equity	$3,024.9

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Inland-SAU Retail Fund, L.L.C.
Date Formed:	Initially formed May 2005- DDR acquired its interest in February 2007.
Property Name/Location:	The joint venture consists of the following 28 properties:

	Blockbuster — Marietta, GA	Broadmoor Plaza — South Bend, IN
	South Square — Durham, NC	Milan Plaza — Milan, MI
	Wendover II — Greensboro, NC	Alexander Pointe — Salisbury, NC
	North Hampton — Taylors, SC	Harper Hill Commons — Winston-Salem, NC
	Crossroads Square — Morristown, TN	The Point — Greenville, SC
	Brookhaven — Atlanta, GA	Plaza at Carolina Forest — Myrtle Beach, SC
	Cascade Corners — Atlanta, GA	West Towne Commons — Jackson, TN
	Cascade Crossing — Atlanta, GA	American Way — Memphis, TN
	Hickory Flat Village — Canton, GA	Willowbrook Commons — Nashville, TN
	Flat Shoals Crossing — Decatur, GA	Oakland Market Place — Oakland, TN
	Deshon Plaza — Stone Mountain, GA	Kroger Junction — Pasadena, TX
	The Shops at Johns Creek — Suwanee, GA	Kroger Plaza — Virginia Beach, VA
	Hilander Village — Roscoe, IL	Waynesboro Commons — Waynesboro, VA
	Glenlake Plaza — Indianapolis, IN	Patterson Place — Durham, NC

Major Tenants:	Office Depot	Publix Supermarkets
	Ross Dress for Less	Harris Teeter
	Circuit City	Whole Foods
	Petco	Bed Bath & Beyond
	Hobby Lobby	DSW Shoe Warehouse
	Petsmart	Kroger
TJ Maxx

Partnership Structure

Equity Contribution:	80% — Special Account-U, L.P. (SAU)
20% — DDR

Ordinary Cash Flow Distribution:	80% — SAU
20% — DDR

Major Capital Cash Flow Distribution:	(i) Pro-rata amount equal to the unreturned capital of SAU and DDR (ii) internal rate of return (IRR) less than 11%, distribute according to percentage interests (iii) IRR between 11-13%, a 5% incentive distribution to DDR, remaining distribution according to percentage interests (iv) IRR greater than 13%, a 25% incentive distribution to DDR, remaining distribution according to percentage interests.

Fees to DDR

Property Management and Leasing Fee:	4.5% of revenues
Construction Management Fee:	5% total construction cost $25,000-$150,000	3% incremental total construction cost $300,001-$450,000
	4% incremental total construction cost $150,001-$300,000	2% incremental total construction cost $450,001 and more
Asset Management Fee:	.15% of the gross asset value for each property
Acquisition Fee:	.50% of the gross purchase price of the properties (excluding commissions and transaction costs)

Capital Structure (in millions)

DDR	$21.4
SAU	85.6

Total Capital	$107.0	*

Payable to DDR	$0.2

Debt	$213.7

Total Debt & Equity	$320.9	*

*	The capital structure above reflects the historical basis of the assets assumed from IRRETI adjusted for subsequent changes in capital activity. DDR’s aggregate investment in the LLC reflects the fair value of the purchase price.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR Domestic Retail Fund I
Date Formed:	June 2007
Property Name/Location:	The joint venture consists of the following 63 properties:

	Hilltop Plaza — San Francisco, CA		Lakewood Ranch — Tampa, FL
	Apple Blossom Corners — Washington, DC		Shoppes at New Tampa — Tampa, FL
	Harundale Plaza — Washington, DC		Publix Brooker Creek — Tampa FL
	Largo Town Center — Washington, DC		Creekwood Crossing — Tampa FL
	Citrus Hills — Hernando, FL		Shoppes of Golden Acres — Tampa FL
	Crystal Springs Shopping Center — Crystal River, FL		Shoppes on the Ridge — Tampa, FL
	Shoppes at Paradise Pointe — Destin, FL		Shoppes of Lithia — Tampa, FL
	Watercolor Crossing — Destin, FL		Cofer Crossing — Atlanta, GA
	Melbourne Shopping Center — Melbourne, FL		Riverstone Plaza — Atlanta, GA
	Meadows Square — Miami, FL		Southampton Village — Atlanta, GA
	Plaza Del Paraiso — Miami, FL		Sharon Greens — Atlanta, GA
	Flamingo Falls — Miami, FL		Hairston Crossing — Atlanta, GA
	Paraiso Plaza — Miami, FL		Shoppes of Ellenwood — Atlanta, GA
	Sheridan Square — Miami, FL		Clearwater Crossing — Atlanta, GA
	Midway Plaza — Miami, FL		Shoppes at Lake Dow — Atlanta, GA
	River Run — Miami, FL		Market Square — Atlanta, GA
	Aberdeen Square — Miami, FL		Highland Grove — Chicago, IL
	Village Square at Golf — Miami, FL		Riverdale Shops — Springfield, MA
	Northlake Commons — Miami, FL		Rosedale Shopping Center — Charlotte, NC
	Paradise Promenade — Miami, FL		Meadowmont Village Center — Durham, NC
	Countryside — Naples, FL		Fayetteville Pavilion — Fayetteville, NC
	Heather Island Plaza — Ocala, FL		Sexton Commons — Raleigh, NC
	Oviedo Park Crossing — Orlando, FL		Clayton Corners — Raleigh, NC
	Casselberry Commons — Orlando, FL		Shops at Oliver’s Crossing — Winston-Salem, NC
	Chickasaw Trails Shopping Center — Orlando, FL		West Falls Plaza — New York, NY
	Conway Plaza — Orlando, FL		Derby Square — Columbus, OH
	Skyview Plaza — Orlando, FL		Hilliard Rome — Columbus, OH
	West Oaks Towne Center — Orlando, FL		Springfield Commons — Toledo, OH
	Killearn Shopping Center — Tallahassee, FL		Crossroads Plaza — Philadelphia, PA
	Southwood Plantation — Tallahassee, FL		Center Pointe Plaza I&II — Greenville, SC
	North Pointe Plaza — Tampa, FL		Village Center — Milwaukee, WI
Bardmoor Shopping Center — Tampa, FL

Major Tenants:	A&P	Computer City	Kroger	Sentry Foods
	Aaron’s Rental	Curves	Lane Bryant	Shoppers Food Warehouse
	Advance Auto	CVS	Linens ‘N Things	Southtrust
	AJ Wright	Dollar Tree	Lowe’s Food	Starbucks
	American Dental Center	Eckerd’s	LTM Party Store	State Farm
	Amscot Financial	Fedex Kinko’s	Mailboxes, Etc.	Stein Mart
	Atlanta Bread	Food Lion	Marshall’s	Stop & Shop
	Babies ‘R Us	Fresh Market	Martin’s Foods	Subway
	Barnes & Noble	Gander Mountain	Michael’s	Super Cuts
	Beall’s	Giant Eagle	Noodle & Co.	Super Fresh
	Beall’s Outlet	Giant Food	Office Depot	Sweet Bay
	Bed Bath & Beyond	GNC	OfficeMax	T Mobile
	Belk Department Store	Goody’s	Old Navy	T.J. Maxx
	Best Buy	Great Clips	Pak Mail	Target
	Big Lots	H&R Block	Perkasie Bank	Tuesday Morning
	Blockbuster	Hair Cuttery	Petco	UPS Store
	Books A Million	Hallmark	PetSmart	Value City
	Borders	Harris Teeter	Publix Supermarket	Wachovia Bank
	Cato	Hollywood Video	Quiznos	Walgreens
	Century Theatres	Home Depot	Radio Shack	Wal-Mart
	Cingular	Kmart	Ross Dress	Washington Mutual
	Circuit City	Kohl’s
Joint Venture Partnership Summaries 2.0

Partnership Structure

Equity Contribution:	20% — Developers Diversified Realty Corp. (“DDR”)
35.6% — STRS Ohio Core Fund Real Estate Investments, LLC (“Ohio STRS”)
17.8% — Stichting Pensioenfonds Voor De Gezondheid, Geestelijke En Maatschappelijke Belangen (“PGGM”)
10.7% — Bedrijfstakpensioenfonds voor de Bouwnijverheid (“BPF”)
8.9% — Real Estate Alternatives Portfolio 4 Mr, LLC (“Aegon”)
4.4% — Stichting Bewaarder Achmea Realty — North America, Re Achmea Realty Fund — North America (“Achmea 1”)
2.6% — Achmea Pensioen — En Levensverzekeringen N.V. (“Achmea 2”)

Cash Flow Distribution:	20% — DDR
35.6% — Ohio STRS
17.8% — PGGM
10.7% — BPF
8.9% — Aegon
4.4% — Achmea 1
2.6% — Achmea 2

Fees to DDR

Property Management Fee:	4.0% of revenues
Construction Management Fee:	5.0% of total costs for all improvements
Asset Management Fee:	.75% of the aggregate capital contributions
Ancillary Income Fee:	25% of all funds generated from ancillary income sources
Leasing Fees (without co-broker):	6.0% on new leases on years 1-10; 3.0% years thereafter
3.0% on renewals on years 1-10; 3.0% on years thereafter
$3.00 per square foot (spaces > 20,000 square feet) on new leases
$3.00 per square foot (spaces > 20,000 square feet) on renewals involving an amendment to a material term of lease; $2.00 per square (spaces > 20,000 square feet) on renewals without an amendment to a material term of lease
4.0% on new outparcel ground leases on years 1-10; 2.0% on years 11-20; nothing thereafter
2.0% on renewals outparcel ground leases on years 1-10; 1.0% on years 11-20; nothing thereafter
Commission on Outparcel Sales:	6.0% of gross sales price up to $1,000,000
5.0% of gross sales price $1,000,000 — $1,500,000
4.0% of gross sales price over $1,500,000

Capital Structure (in millions)
DDR	$107.9
Ohio STRS	191.9
PGGM	96.0
BPF	57.6
Aegon	48.0
Achmea 1	24.1
Achmea 2	14.2

Total Capital	$539.7

Payable to DDR	$0.1

Debt	$968.8

Total Debt & Equity	$1,508.6

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	TRT DDR Venture I General Partnership
Date Formed:	May 2007
Property Name/Location:	The joint venture consists of the following three properties:

Centerton Square — Mt. Laurel, NJ
Beaver Creek Commons — Apex, NC
Mt. Nebo Point — Mt. Nebo, PA

Major Tenants:	Bed Bath & Beyond	PetSmart
	Borders	Sam’s Club (not owned)
	Circuit City	Sports Authority
	Consolidated Theatres	Sportsman’s Warehouse
	Costco (not owned)	T.J. Maxx
	Dick’s Sporting Goods	Target (not owned)
	DSW Shoe Warehouse	Wegmans (not owned)
Jo-Ann Stores
Partnership Structure

Equity Contribution:	10% — Developers Diversified Realty Corp. (“DDR”)
90% — TRT-DDR Joint Venture I Owner LLC (“TRT”)

Cash Flow Distribution:	(i) Pro rata in proportion to DDR and TRT equity interest until TRT has been allocated an amount equal to a 9.5% annual internal rate of return; (ii) 15% to DDR and 85% to TRT in proportion to DDR and TRT equity interest until TRT has been allocated an amount equal to a 10% annual internal rate of return; (iii) 20% to DDR and 80% to TRT in proportion to DDR and TRT equity interest until TRT has been allocated an amount equal to a 11% annual internal rate of return; and (iv) 25% to DDR and 75% to TRT in proportion to their equity interest.

Promote (current):	See Cash Flow Distribution above.

Fees to DDR

Property Management Fee:	4.0% of revenues
Construction Management Fee:	5.0% of total costs for all improvements
Asset Management Fee:	.25% of the gross investment of the properties
Ancillary Income Fee:	25% of all funds generated from ancillary income sources
Leasing Fees (without co-broker):	6.0% on new leases on years 1-10; 3.0% years thereafter
3.0% on renewals on years 1-10; 3.0% on years thereafter
$3.00 per square foot (spaces > 20,000 square feet) on new leases
$3.00 per square foot (spaces > 20,000 square feet) on renewals involving an amendment to a material term of lease; $2.00 per square (spaces > 20,000 square feet) on renewals without an amendment to a material term of lease
4.0% on new outparcel ground leases on years 1-10; 2.0% on years 11-20; nothing thereafter
2.0% on renewals outparcel ground leases on years 1-10; 1.0% on years 11-20; nothing thereafter
Commission on Outparcel Sales:	6.0% of gross sales price up to $1,000,000
5.0% of gross sales price $1,000,000 - $1,500,000
4.0% of gross sales price over $1,500,000

Capital Structure (in millions)

DDR	$5.4
TRT	48.1

Total Capital	$53.5

Debt	$110.0

Total Debt & Equity	$163.5

Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six- months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR Macquarie LLC (Fund LLC, Management LLC, and U.S. Trust Inc.)
Date Formed:	November 2003
Property Name/Location:	The joint venture consists of the following 48 properties:

	Union Consumer Square — Cheektowaga, NY	The Plazas at Great Northern — North Olmsted, OH
	Walden Consumer Square — Cheektowaga, NY	Riverdale Village — Coon Rapids, MN
	Dick’s Plaza — Cheektowaga, NY	Midway Marketplace — St. Paul, MN
	Walden Place — Cheektowaga, NY	River Hills Shopping Center — Asheville, NC
	Borders Books — Cheektowaga, NY	Township Marketplace — Monaca, PA
	Eastgate Plaza — Clarence, NY	The Marketplace — Nashville, TN
	Premier Place — Clarence, NY	BJ’s Batavia — Batavia, NY
	Regal Cinemas — Clarence, NY	Tops Plaza — Batavia, NY
	Jo-Ann Plaza — Clarence, NY	Batavia Commons — Batavia, NY
	Barnes & Noble — Clarence, NY	Towne Center — Murfreesboro, TN
	New Hartford Consumer Square — Utica, NY	Perimeter Pointe — Atlanta, GA
	Merriam Town Center — Merriam, KS	Woodfield Village Green — Schaumburg, IL
	Spring Creek Center — Fayetteville, AR	Fairfax Towne Center — Fairfax, VA
	Steele Crossing — Fayetteville, AR	Belden Park Crossings — Canton, OH
	Carillon Place — Naples, FL	Independence Commons — Independence, MO
	Towne Center Prado — Marietta, GA	Erie Marketplace — Erie, PA
	Shoppers World — Framingham, MA	Riverchase Promenade — Birmingham, AL
	Harbison Court — Columbia, SC	Lakepointe Crossing — Lewisville, TX
	Connecticut Commons — Plainville, CT	Lake Brandon Village — Brandon, FL
	Pioneer Hills — Aurora, CO	Lake Brandon Plaza — Brandon, FL
	Cool Springs Pointe — Brentwood, TN	MacArthur Marketplace — Irving, TX
	Brown Deer Center — Brown Deer, WI	Shoppers World of Brookfield — Brookfield, WI
	Brown Deer Market — Brown Deer, WI	Parker Pavilions — Parker, CO
	McDonough Marketplace — McDonough, GA	Grandville Marketplace — Grandville, MI

Major Tenants:	A.C. Moore	Dollar Tree	Pier 1 Imports
	AMC Theatres/General Cinema	Famous Footwear	Publix Supermarkets
	Barnes & Noble Superstores	Hallmark	Regal Cinemas
	Bed Bath & Beyond	Home Depot	Retail Ventures, Inc.
	Best Buy	Jo-Ann Stores	Ross Dress for Less
	BJ’s Wholesale Club	Kohl’s	Safeway
	Bobs	Linens ‘N Things	Sports Authority
	Borders Books	Lowe’s	Stein Mart
	Catherine’s/Fashion Bug/Lane Bryant	Michael’s	Supervalue, Inc.
	Cinemark Theatres	Office Depot	TJX Companies
	Circuit City	OfficeMax	Toys “R” Us/Babies “R” Us
	Comp USA	Old Navy (Gap, Inc.)	United Artists Theatre
	Cost Plus World Market	Party City	Wal-Mart/Sam’s Club
	Dick’s Sporting Goods	PetSmart

Partnership Structure
Equity:	14.74% — DDR
0.61% — Macquarie Bank Limited (“MBL”)
84.65% — Macquarie DDR Trust (“MDT”)

Cash Flow Distribution:	Variable*

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six- months ended June 30, 2007

Fees to DDR
Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Sponsor’s Fee:	DDR received $2.9 million which was paid upon completion of the Australian initial public offering.
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	50bp of the borrowings raised
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel

Capital Structure (in millions)

DDR	$96.0
MBL	4.0
MDT	551.3

Total Capital	$651.3

Payable to DDR, net	$0.5

Debt	$1,050.4

Total Debt & Equity	$1,702.2

* DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR Macquarie Fund LLC plus the book value of certain other assets held by DDR Macquarie Fund LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR MDT PS LLC
Date Formed:	June 2006
Property Name/Location:	The joint venture consists of the following 6 properties:

	The Shops at Turner Hill — Lithonia, GA	McKinney, TX — McKinney, TX
	Flatacres Marketcenter — Parker, CO	The Marketplace at Towne Center — Mesquite, TX
	Frisco Marketplace — Frisco, TX	Overland Pointe Marketplace — Overland Park, KS

Major Tenants:	Babies R Us	Linens ’N Things
	Bed Bath & Beyond	Michael’s
	Best Buy	Ross Dress for Less
	Gart Sports	Toys R Us
Kohl’s

Partnership Structure

Equity Contribution:	Peferred:
100% — MDT (entitled to a 9% return)

Common:
Senior 85.5% — MDT (entitled to a 10% return)
Subordinate 14.5% — DDR (entitled to a 10% return)

Cash Flow Distribution:	Variable
(i) DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage (0.45%) of the fair market value of the properties held by DDR MDT PS LLC plus the book value of certain other assets held by DDR MDT PS LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee. After distribution of Base Fee (ii) to MDT in an amount equal to their 9% preferred return on $12.2 million, (iii) to MDT in an amount equal to their 10% senior return on $20.8 million, (iv) to DDR in an amount equal to their 10% subordinate return on $3.5 million (v) 20% of remaining funds to DDR with 14.5% to DDR and 85.5% to MDT of remaining 80%.

Promote:	DDR is entitled to a 20% promote and 14.5% of the remaining 80% that is allocated to all members in proportion to their ownership interests once all cash flow distributions discussed above are achieved.

Fees to DDR

Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet) 5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 - 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 - 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 - $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquisition Fees:	Up to 1.0% of the purchase price for third party assets
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Debt Placement Fee:	12.5bps of the borrowings raised
Structuring & Advising Fee:	25bps of purchase price
Due Diligence Fee:	25bps of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements
Maintenance Service Fee:	Based on time spent at the properties by DDR personnel
Capital Structure (in millions)

DDR	$(0.2)	*
MDT — preferred	12.9
MDT — senior	22.2

Total Capital	$34.9

Receivable from DDR, net	$(1.8)		(primarily master lease receivable)

Debt	$86.0

Total Debt & Equity	$119.1

*	Due to subordination of returns, investment balance on DDR accounts is at $0.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Quarterly Financial Supplement
For the six months ended June 30, 2007
Consolidated Joint Ventures

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six-months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	DDR MDT MV LLC *
Date Formed:	September 2005
Property Name/Location:	The joint venture consists of 37 fee simple, leasehold and groundlease interests.
The properties are located in California, Arizona, Nevada and Texas.

Partnership Structure

Equity Contribution:	50.0225% — DDR
49.9775% — Macquarie DDR Trust (“MDT”)
Cash Flow Distribution: Variable **

Promote:	Quarterly Base Fee allocation to DDR and MBL. If certain criteria are met, there is a special income allocation to DDR and MBL for a Performance Fee.

Fees to DDR

Property Management Fee:	4.0% of gross revenues
Development Fee:	5.0% of total costs for all improvements
Leasing Fees (without co-broker):	6.0% on new leases on years 1-5; 3.0% on remainder of term (spaces < 5,000 square feet)
5.0% on new leases on years 1-5; 2.5% on remainder of term (spaces 5,000 — 10,000 square feet)
4.0% on new leases on years 1-5; 2.0% on remainder of term (spaces 10,000 — 20,000 square feet)
$2.00 per square foot (spaces > 20,000 square feet)
4.0% on new leases on years 1-5; 2.0% on years 6-10 (outparcels and ground leases)
Renewals earn 50% of fees on new leases for spaces less than 20,000 square feet. For spaces of
20,000 square feet or more, renewals earn $2.00 per square foot for an amendment to a material term of a lease or $1.00 per square foot where there is no amendment to a material term of the lease.
Commission on Outparcel Sales:	6.0% of gross sales price up to $500,000
5.0% of gross sales price $500,000 — $1,000,000
4.0% of gross sales price $1,000,000 or over
Acquistion Fee	Up to 1.0% of the purchase price for third party assets
Debt Placement Fee	12.5bp of the borrowings raised
Structuring & Advisory Fee	25bp of Purchase Price
Disposition Fee:	Market rate not to exceed 1% of the sale price of the property to a third party
Due Diligence Fee:	12.5bp of MDT’s interest in the purchase price of the acquisition
Construction Management Fee:	5.0% of the cost of capital improvements

Capital Structure (in millions)

DDR	$77.9
MDT	77.9
MBL	—

Total Capital	$155.8

Payable to DDR	$0.1

Debt	$258.5

Total Debt & Equity	$414.4

*	The joint venture is consolidated by DDR in accordance with FIN 46.

**	DDR and MBL receive a Base Fee as part of their distributions. The Base Fee is a percentage of the fair market value of the properties held by DDR MDT MV LLC plus the book value of certain other assets held by DDR MDT MV LLC. The prorata share of distributions made to MDT is reduced by the Base Fee. As such, the distribution percentages as well as the dollar amount of the distribution vary depending on the amount of the Base Fee.
Joint Venture Partnership Summaries 2.0

Developers Diversified Realty
Appendix to Quarterly Financial Supplement
For the six months ended June 30, 2007
Joint Venture Investment Summary

Joint Venture Name:	Shea and Tatum Associates Limited Partnership*
Date Formed:	January 1, 1995 (acquired January 2, 2003)
Property Name/Location:	Paradise Village Gateway — Phoenix, AZ

Major Tenants:	Albertson’s
Bed Bath & Beyond
Petsmart
Ross
Staples

Partnership Structure

Equity Contribution:	67% — DDR
33% — Churchill Family Trust

Cash Flow Distribution:	67% — DDR
33% — Churchill Family Trust

Fees to DDR

Management Fee:	5% of gross income
Development Fee:	5% of total costs for all improvements (excluding land)
Leasing Fees (without co-broker):	$3.50 per square foot for spaces < 5,000 square feet
$3.00 per square foot for spaces 5,000 — 10,000 square feet
$2.50 per square foot for spaces 10,000 — 25,000 square feet
$2.00 per square foot for spaces 25,000 — 50,000 square feet
$1.50 per square foot for spaces over 50,000 square feet
Renewals earn 50% of fees on new leases
5.0% on new ground leases on years 1-5
Commission on Outparcel Sales:	5% of gross sales price

Capital Structure (in millions)

DDR	$(4.8)
Churchill Family Trust	(2.3)

Total Capital	$(7.1)

Debt	$30.0

Total Debt & Equity	$22.9

*	The joint venture is consolidated by DDR in accordance with EITF 04-05.
Joint Venture Partnership Summaries 2.0